UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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SIRIUSPOINT LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WHO WE ARE

SiriusPoint is a global underwriter of insurance and reinsurance, headquartered in Bermuda. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SPNT.” We have licenses to write Property & Casualty and Accident & Health insurance and reinsurance globally. Our offering and distribution capabilities are strengthened by a portfolio of strategic partnerships with Managing General Agents and Program Administrators. As of December 31, 2024, we had common shareholders’ equity of $1.7 billion, total capital of $2.6 billion and total assets of $12.5 billion. Our operating companies have a financial strength rating of A- (Stable) from AM Best and Standard & Poor’s, A- (Positive) from Fitch, and A3 (Stable) from Moody’s. For more information, please visit www.siriuspt.com.

OUR PURPOSE ● Providing security and resilience in an uncertain world	OUR VISION ● Being a best-in-class insurer and re-insurer utilizing deep risk expertise to protect our customers. ● Blending our talent, expertise, and data to provide intelligent risk solutions.

OUR VALUES

●    Integrity: Integrity, respect and trust are our core principles

●    Customer-Focused: Our customers are the reason we exist

●    Solutions Driven: Creating solutions is our mindset

●    Diversity: Diversity makes us stronger

●    Collaboration: Collaboration drives out-performance

Our 2025 Annual General Meeting

Dear Fellow Shareholders,

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2025 Annual General Meeting (the “Annual General Meeting”) of SiriusPoint Ltd. The meeting will be held in a virtual format on Tuesday, May 20, 2025, beginning at 10:00 a.m. (Atlantic Daylight Time). The meeting will be conducted via a live audio webcast at https://meetnow.global/MPKXMPR, where you will be able to vote electronically and submit questions during the meeting.

Your vote is important, and all shareholders are cordially invited to attend the Annual General Meeting virtually. Details are in the attached proxy statement. Whether or not you plan to attend the Annual General Meeting, you are encouraged to submit your proxy as soon as possible.

Our Board is deeply committed to the company, its shareholders, and enhancing shareholder value. We look forward to your participation at the Annual General Meeting. Thank you for your support of SiriusPoint Ltd.

Sincerely, /s/ BRONEK MASOJADA Chair of the Board of Directors

April 9, 2025

Safe Harbor Statement Regarding Forward-Looking Statements

This letter and the accompanying proxy statement include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future plans and profitability and environmental, social and governance plans and goals. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking information is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this letter and the accompanying proxy statement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “objective,” “seek,” “will,” “expect,” “intend,” “estimate,” “target,” “aim,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the risk factors listed in our most recent Annual Report on Form 10-K and subsequent periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information or otherwise.

SiriusPoint Ltd. | Point Building | 3 Waterloo Lane | Pembroke HM 08, Bermuda

1 (441) 542-3333 | siriuspt.com

NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.

WHEN	VIRTUAL WEBCAST	RECORD DATE
Tuesday, May 20, 2025 10:00 a.m. Atlantic Daylight Time	Via live audio webcast at https://meetnow.global/MPKXMPR	Thursday, April 3, 2025

ITEMS OF BUSINESS		BOARD RECOMMENDATIONS
1	Election of two Class III director nominees named in this proxy statement for election to a 3-year term, expiring in 2028:	FOR	each nominee
● Scott Egan ● Sharon Ludlow

2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers	FOR
3

Approval of:

(i) the appointment of Pricewaterhouse Coopers LLP (“PwC”) as our independent auditor, to serve until the Annual General Meeting to be held in 2026; and
(ii) the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration

FOR

4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof

Our audited financial statements as of and for the year ended December 31, 2024, as approved by our Board of Directors, will be presented at the 2025 Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Bye-laws of SiriusPoint Ltd. (the “Company,” “SiriusPoint,” “we,” “our” or “us”).

Shareholders of record at the close of business on April 3, 2025, are entitled to notice of and to vote at the Annual General Meeting and any adjournments or postponements thereof.

Even if you plan to attend the Annual General Meeting virtually, you are encouraged to submit your proxy as soon as possible. You may vote your shares by internet, telephone or mail pursuant to the instructions included in the proxy card or voting instruction form. If you attend the Annual General Meeting virtually and want to revoke your previously submitted proxy, you may do so as described in the accompanying proxy statement and vote during the meeting on all matters properly brought before the Annual General Meeting.

If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the Annual General Meeting. Please refer to the voting instruction form included by your broker, bank or nominee.

NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SIRIUSPOINT LTD.

You can find detailed information regarding voting in the section entitled “General Information” in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2025	By Order of the Board of Directors, /s/ LINDA S. LIN Chief Legal Officer and Corporate Secretary April 9, 2025 Pembroke, Bermuda
The Company’s notice of the Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available on: www.edocumentview.com/SPNT.

TABLE OF CONTENTS

1	PROXY SUMMARY
9	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
9	PROPOSAL 1―ELECTION OF DIRECTORS
10	Board of Directors
10	Election and Classification of Directors
11	Board of Directors Following the Annual General Meeting
14	Information Regarding the Class III Director Nominees for Election to the Board
16	Continuing Directors
21	Corporate Governance Framework
25	Board Meetings and Director Attendance, Attendance at Annual General Meeting and Executive Sessions
26	Board Leadership Structure
27	Board and Board Committee Performance Evaluations
29	Board’s Primary Role and Responsibilities, Structure and Processes
30	Risk Management and Oversight
35	Committees of the Board of Directors
38	Committees of the Board of Directors―Post-Annual General Meeting
38	Sustainability Responsibility
42	Stakeholder Engagement
43	Director Nominating Process and Diversity
44	Outside Advisors
44	Committee Charters & Code of Business Conduct and Ethics
45	Compensation Committee Interlocks and Insider Participation
45	Certain Relationships and Related Party Transactions

49	Communications with the Board of Directors
51	Director Compensation
53	EXECUTIVE OFFICERS
56	EXECUTIVE COMPENSATION
56	PROPOSAL 2―ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
57	Compensation Discussion and Analysis
76	Compensation Committee Report
77	Compensation Tables
90	CEO Pay Ratio Disclosure
91	Pay Versus Performance
97	PROPOSAL 3―APPOINTMENT OF INDEPENDENT AUDITOR & TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION
98	Independent Registered Public Accounting Firm Fees
98	Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
99	Report of the Audit Committee
101	STOCK OWNERSHIP INFORMATION
101	Security Ownership of Certain Beneficial Owners and Management
105	Delinquent Section 16(a) Reports
106	General Information
106	Questions and Answers
117	ADDITIONAL INFORMATION
117	Submitting Proxy Proposals and Director Nominations for the Next Annual General Meeting
120	Other Matters
121	Appendix A: Non-GAAP Measures

TABLE OF CONTENTS

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting. You should read the entire proxy statement carefully for a full understanding of the matters to be presented at the upcoming Annual General Meeting. Please note that references and links to websites and other information contained in this proxy statement are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this proxy statement. We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each shareholder entitled to vote at the Annual General Meeting on or about April 9, 2025. The Notice contains instructions on how to access the proxy materials on the internet, how to vote online or by telephone and, if desired, how to receive a printed set of the proxy materials.

2025 ANNUAL GENERAL MEETING

WHEN	VIRTUAL WEBCAST	RECORD DATE
Tuesday, May 20, 2025 10:00 a.m., Atlantic Daylight Time	Via live audio webcast at https://meetnow.global/MPKXMPR	April 3, 2025

1	Election of two Class III director nominees named in this proxy statement for election to a 3-year term, expiring in 2028: ● Scott Egan ● Sharon Ludlow	FOR each nominee	9
2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers	FOR	56
3	Approval of: (i) the appointment of Pricewaterhouse Coopers LLP (“PwC”) as our independent auditor, to serve until the Annual General Meeting to be held in 2026; and (ii) the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration	FOR	97
4	Transaction of any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof

HOW TO VOTE

Your vote is important. Even if you plan to attend the meeting virtually, we encourage you to vote as soon as possible using one of the following methods. Have your proxy card or voting instruction form with the control number provided and follow the instructions.

	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code on page 113 of this Proxy Statement	Return a properly executed proxy card	Attend the Annual General Meeting virtually and cast your ballot
Beneficial Owners (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code on page 113 of this Proxy Statement	Return a properly executed voting instruction form, depending upon the method(s) your broker, bank or other nominee makes available	To attend the annual general meeting virtually, you will need proof of ownership and a legal proxy from your broker, bank or other nominee

ABOUT SIRIUSPOINT

We are a global underwriter of insurance and reinsurance, headquartered in Bermuda. Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SPNT.” As of December 31, 2024, we had common shareholders’ equity of $1.7 billion, total capital of $2.6 billion and total assets of $12.5 billion.

Our operating companies have a financial strength rating of A- (Stable) from AM Best, and Standard & Poor’s , A- (Positive) from Fitch, and A3 (Stable) from Moody’s.

We have licenses to write property, casualty and accident & health insurance and reinsurance globally, including admitted & non-admitted licensed companies in the United States, a Bermuda Class 4 company, a Lloyd’s of London syndicate and managing agency, and an internationally licensed company domiciled in Sweden.

Our business model remains unique and diversified as we continue to benefit from three earnings sources: (i) underwriting results; (ii) services fee income from the Managing General Agents (“MGAs”) we consolidate; and (iii) investment results.

Our approach is to be nimble and reactive to market opportunities within our segments of Insurance & Services and Reinsurance, allocating capital where we see profitable opportunity, while remaining disciplined and consistent within our specified risk tolerances and areas of expertise.

Our vision for SiriusPoint is to be recognized as a best-in-class insurer and reinsurer, utilizing deep risk capabilities to protect our customers, and blending our talent, expertise and data to provide intelligent risk solutions.

OUR BUSINESS SEGMENTS

SiriusPoint reports on two operating segments: Reinsurance and Insurance & Services. Within our segments, we underwrite a variety of (re)insurance products. These are:

Reinsurance
Casualty	We provide reinsurance to casualty insurers who underwrite a diverse range of casualty classes. We work with clients all over the world, including multi-national, nationwide and regional carriers, as well as risk retention groups and captives. Our underwriting focus is on proportional transactions covering all major commercial casualty lines, as well as professional liability with an emphasis on specialty niche classes of business, including personal lines.
Property	We work with leading global brokers as well as large national writers and regional companies. Underwriting is focused on providing critical catastrophe protection and worldwide coverage for natural perils, underwriting residential, commercial, and industrial risks in the United States, Europe and Asia. Our property reinsurance offering includes: property catastrophe protection, risk excess of loss, cannabis - pro rata, building risk and structured property specifically in the United States.
Specialty	Our business encompasses a broad range of worldwide reinsurance coverages, including proportional and excess of loss, treaty and facultative. Specialty business lines in the Reinsurance segment include Aviation & Space, Marine & Energy and Credit.
Insurance & Services
Accident & Health	We provide flexible insurance products to meet the risk management needs of diverse populations in select markets. This includes employer groups, associations, affinity groups, higher education and other niche markets. We also own 100% of IMG and Armada, who receive fees for services provided within Insurance & Services and to third parties. IMG offers a full line of international medical insurance products, trip cancellation programs, medical management services and 24/7 emergency medical and travel assistance. Armada operates as a supplemental medical insurance MGA (as defined below).
Property & Casualty	We are a leading carrier for program administrators and managing general agents. The majority of our insurance business is written through partners in the property and casualty space, covering professional liability, workers’ compensation, and commercial auto lines in Bermuda, London, Europe, North America and round the world.
Specialty	Our business encompasses a broad range of worldwide insurance coverages. Specialty business lines in the Insurance & Services segment include Aviation & Space, Marine & Energy, Credit and Mortgage. We also partner with managing general agents (“MGAs”) and sponsor cover holders in the Specialty markets.

BOARD OF DIRECTORS OVERVIEW

					COMMITTEE MEMBERSHIP

DIRECTOR		AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	GOVERNANCE & NOMINATING	INVESTMENT	RISK & CAPITAL MANAGEMENT
	CLASS III DIRECTORS, NOMINEES FOR ELECTION, TERMS EXPIRING 2025
	Scott Egan	53	2022
	Rafe de la Gueronniere(1)	72	2013	I
	Sharon Ludlow	58	2021	I
	CLASS I DIRECTORS, TERMS EXPIRING IN 2026
	Franklin Montross IV	69	2021	I
	Peter W. H. Tan	52	2021
	Susan L. Cross	65	2024	I
	CLASS II DIRECTORS, TERMS EXPIRING IN 2027
	Daniel S. Loeb	63	2022
	Mehdi A. Mahmud	52	2020	I
	Jason Robart	59	2022	I
	Bronek Masojada	63	2023	I

	Committee Chair	Committee Member	Chair of the Board	I	Independent Director	Audit Committee financial expert

(1)	Mr. Gueronniere is not a nominee for re-election as a director at the 2025 Annual General Meeting.

DIRECTOR ATTRIBUTES

Our board of directors (the “Board”) is comprised of ten directors, seven of whom are independent. We believe our Board is well-balanced, reflecting diversity by age, gender, viewpoints, work experience, skills and expertise and race/ethnicity. Our directors come from a variety of industries and have served in senior management and leadership positions, such as founders of companies, CEOs, CFOs, chief strategy officers and insurance industry executives. The Board has focused on identifying and appointing highly qualified new directors with diverse skill sets to advise the Company as it focuses on creating a fully integrated, globally connected “One SiriusPoint”.

BOARD REFRESHMENT

We have added six new directors to our Board since 2022. Our annual Board evaluation process and director retirement policy at age 75 facilitates regular Board refreshment. On May 24, 2024, Susan Cross was appointed to serve as a Class I director of the Company. Ms. Cross has over 40 years of experience in the (re)insurance industry and has served as an executive and board member to multiple companies. On October 30, 2024, Meng Tee Saw was appointed to serve as a Class I director of the Company, as CM Bermuda’s Board representative. On February 27, 2025, in connection with the transactions contemplated by the Securities Purchase Agreement (as described below), Mr. Saw resigned from the Board and each committee of the Board of which he was a member.

2024 2 new directors joined	2023 1 new director joined	2022 3 new directors joined
● Susan L. Cross ● Meng Tee Saw (resigned effective February 27, 2025)	● Bronek Masojada	● Scott Egan ● Daniel S. Loeb ● Jason Robart

CORPORATE GOVERNANCE HIGHLIGHTS

CORPORATE GOVERNANCE POLICIES AND PRACTICES

CORPORATE GOVERNANCE BEST PRACTICES

Board Structure and Independence

Seven of our ten directors are independent, including all committee chairs	Regular executive sessions of independent directors at each regularly scheduled Board meeting without management present

Balance of new and experienced directors and elected three new directors in 2022, one new director in 2023 and two new directors in 2024	Annual director self-evaluation and committee assessment to ensure Board effectiveness

Highly skilled directors with diverse experience and backgrounds that provide a range of viewpoints and perspectives	Annual Board evaluation and external Board assessment every third year

The Compensation Committee oversees the Company’s strategies related to key talent metrics	In 2024, all directors attended 100% of Board and committee meetings

Board Oversight

Oversees the Company’s annual business plan and corporate strategy	Proactive, comprehensive and strategic Board and senior management succession planning
Director access to experts and advisors, both internal and external	The Governance and Nominating Committee oversees sustainability matters
Strong risk management overseen by a separate Risk & Capital Management Committee	Annual dedicated meeting focused on Company strategy
Dedicated oversight over cybersecurity risk by Risk & Capital Management Committee	Annual review of all corporate governance policies and committee charters to include best practices

Strong Corporate Governance Practices

Prohibition on hedging and pledging transactions by executive officers and directors	Active and ongoing shareholder engagement
Policy on public company board service resulting in no overboarded directors	Clawback policy for senior executives
Code of Business Conduct and Ethics with annual certification requirement	Risk assessment of executive compensation program, policies and practices
Director continuing education opportunities	Commitment to sustainability

Director retirement policy at age 75	Share ownership requirements for senior executives and directors

Our corporate governance documents, including charters of our Audit, Compensation, Governance and Nominating, Risk and Capital Management and Investment Committees, Code of Business Conduct and Ethics, Corporate Governance Guidelines, Board of Directors Communications Policy, Environmental Policy Statement, Related Person Transaction Policy, Vendor Code of Conduct and Whistleblower Polices are available on our website: investors.siriuspt.com/governance/governance-documents.

CORPORATE SOCIAL RESPONSIBILITY AND SUSTAINABILITY

At SiriusPoint, our purpose is to provide security and resilience in an uncertain world. We aim to be a best-in-class insurer and reinsurer, utilizing deep risk expertise to protect our customers, and blending our talent, expertise and data to provide intelligent risk solutions. As we work to create value, making a positive social and environmental impact is important to us. We aim to reflect sound risk management, good governance and environmental and social responsibility throughout our company culture and operations. The Governance and Nominating Committee oversees our policies, practices and disclosures relating to sustainability and receives regular updates on sustainability developments.

The Company’s sustainability journey is discussed further on page 38. For more information about our sustainability initiatives, please see our website, www.siriuspt.com.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1	ELECTION OF DIRECTORS
TO ELECT TWO CLASS III DIRECTORS TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2028 OR UNTIL THEIR OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS

Scott Egan and Sharon Ludlow, have each been nominated for election as Class III directors to serve until the annual general meeting of shareholders to be held in 2028. Each director will hold his or her respective office until his successor has been elected and qualified or until the director’s office shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the two director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above. If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

If a quorum is present at the Annual General Meeting, each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the nominees who receive the largest number of “FOR” votes cast will be elected as a director. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”

The age, business experience, qualifications and directorships in other companies of each nominee for election are set forth herein under the section entitled “Information Regarding the Class III Director Nominees for Election to the Board.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES TO THE BOARD.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of the Board which is the Company’s ultimate decision-making body, other than those matters reserved for the Company’s shareholders.

The Board also oversees the Company’s business strategy and planning, as well as the performance of the Company’s management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations. The size of the Board may be fixed from time to time by our Board as provided in our Bye-laws. The Board currently consists of ten directors. See “―Election and Classification of Directors.”

ELECTION AND CLASSIFICATION OF DIRECTORS

Two Class III directors will be elected at this year’s Annual General Meeting. The Class III directors elected at the Annual General Meeting will serve until the annual general meeting of shareholders to be held in 2028 when each such director’s successor is duly elected and qualified, or any such director’s earlier death, disability, disqualification, resignation or removal.

In accordance with our Bye-laws, the Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. At each annual general meeting of shareholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve for a three-year term until the third annual general meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with the Bye-laws. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. For information regarding the applicable voting standards for the election of directors, see the section entitled “Information About the Annual General Meeting and Voting—What is the voting requirement to approve each of the proposals?”

The Board believes that a stable and consistent Board that understands the Company is vital to its transformation and growth. The classified board, a feature of corporate governance that has been common for nearly a century, provides enhanced continuity and stability in the Board’s oversight of the implementation of the Company’s strategy. During this period of transformation and growth, two-thirds of the directors will have had prior experience and familiarity with oversight of the Company’s business and affairs while still annually providing an opportunity for the election of one-third of the Board with new or continuing directors. This structure enables the Board to build on past experience and plan for the transformation and turnaround during a reasonable period into the future. Further, a classified board encourages a long-term focus in overseeing the management of the strategy, business and affairs of the Company, and allows our directors to focus their attention on long-term shareholder value. If directors were up for election every year, they could feel pressure to generate short-term returns, which could be counter-productive in an environment where the Company is focused on a multi-year transformation strategy.

A classified board also fosters board independence as independent board members are provided with time to cultivate an understanding of the Company’s business and operations, making them less reliant on management’s perspective.

In addition to providing stability among the directors, a classified board helps the Company attract and retain highly qualified individuals willing to commit the time and resources necessary to understand the Company and its management, operations and competitive environment. In addition, in the event that the Company becomes subject to an unsolicited takeover proposal, a classified board permits greater time and a more orderly process for directors to consider any takeover bids and to explore all alternatives to maximize shareholder value. A classified board also makes it more likely that persons who may seek to acquire control of the Company will initiate such action through negotiations with the Board. By reducing the threat of an abrupt change in the composition of the entire Board, classification of directors provides the Board with an adequate opportunity to fulfill its duties to the Company’s shareholders to review any takeover proposal, study appropriate alternatives and act in the best interests of the Company and its shareholders.

As a result of these factors, the Board has determined that maintaining a classified Board is in the best interests of the Company, its shareholders, clients and employees at this time.

BOARD OF DIRECTORS FOLLOWING THE ANNUAL GENERAL MEETING

Subject to the election of the nominees for Class III directors set forth in Proposal 1, the following table sets forth information regarding individuals who will serve as members of the Board following the Annual General Meeting.

CLASS I	CLASS II	CLASS III
TERMS EXPIRING AT 2026 ANNUAL GENERAL MEETING	TERMS EXPIRING AT THE 2027 ANNUAL GENERAL MEETING	NOMINEES FOR ELECTION TO TERMS EXPIRING AT THE 2028 ANNUAL GENERAL MEETING

● Susan L. Cross	● Bronek Masojada	● Scott Egan*
● Franklin Montross IV	● Daniel S. Loeb	● Sharon Ludlow
● Peter W.H. Tan	● Mehdi A. Mahmud
● Jason Robart

* Chief Executive Officer

QUALIFICATIONS

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Governance and Nominating Committee will recommend to the Board appropriate criteria for the selection of new directors in accordance with New York Stock Exchange listing standards and based on the strategic needs of the Company and the Board. In evaluating suitability of director candidates and when considering whether to nominate a director for re-election as appropriate, the Governance and Nominating Committee and the Board take into account many factors as approved by the Board from time to time, such as general understanding of various business disciplines (e.g., finance, technology), tenure on the Company’s Board, experience in the Company’s business (reinsurance/ insurance), educational and professional background, analytical ability, independence, diversity of experience, viewpoints and backgrounds, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its shareholders as a whole, rather than special constituencies. In selecting directors, the Board requires a highly experienced diverse candidate pool for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities. The Board evaluates each director candidate in the context of the Board as a whole with the objective of retaining a group that is best equipped to help ensure the Company’s success and represent shareholders’ interests through sound judgment. The Governance and Nominating Committee periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends to the Board changes to such criteria.

Our Board exhibits the right skills to constructively challenge management and guide us on our strategy. The chart below highlights the skills and experience of each our highly qualified directors.

BOARD SKILLS AND EXPERIENCE

DIRECTOR QUALIFICATIONS, SKILLS AND EXPERIENCE
DIRECTOR	Board of Directors Service	CEO/ Business Head	Corporate Governance	Financial Literacy/ Accounting	Financial Services Industry	International/ Global Business	Investment Industry	Regulatory/ Government	(Re)insurance Industry	Risk Management	Digital Strategy/ IT Solutions	Sales/ Marketing	Corporate Growth Strategy	HR/ Executive Comp/ Talent Development	Cybersecurity/ Data Privacy	ESG/ Climate Risks	Shareholder Engagement
Bronek Masojada	■	■	■	■	■	■	■	■	■	■	■	■	■	■		■	■
Rafe de la Gueronniere	■	■	■	■	■	■	■	■	■	■	■		■	■			■
Sharon Ludlow	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Mehdi A. Mahmud	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Franklin Montross IV	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Jason Robart	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Daniel S. Loeb	■	■	■	■	■	■	■	■	■	■		■	■	■		■	■
Peter W. H. Tan	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Scott Egan	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Susan L. Cross	■	■	■	■	■	■	■		■	■	■		■		■
Totals	10/10	10/10	10/10	10/10	10/10	10/10	10/10	9/10	10/10	10/10	9/10	8/10	10/10	9/10	7/10	8/10	9/10

   Chair of the Board

INFORMATION REGARDING THE CLASS III DIRECTOR NOMINEES FOR ELECTION TO THE BOARD

Set forth below is biographical information concerning the nominees standing for election at the Annual General Meeting. Included in the biographical information for the nominee is a description of each nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board considered in determining whether to recommend the nominee for election to the Board. Our director nominees hold and have held senior positions as leaders of various large, complex businesses and organizations, demonstrating their ability to develop and execute significant policy and operational objectives at the highest levels. Our nominees include current and former chief executive officers, chief financial officers, founders and members of senior management of large, global businesses. Our Board considered all of the aforementioned attributes when deciding to re-nominate the following directors.

SCOTT EGAN	CLASS III Age 53 Director since September 2022

Mr. Egan is Chief Executive Officer at SiriusPoint, having joined the Company in September 2022. Most recently the Chief Executive Officer of Royal Sun Alliance (RSA) UK & International from January 2019 to December 2021. Mr. Egan brings over 25 years of insurance industry experience to SiriusPoint. Mr. Egan served on the board of directors of RSA Insurance Group PLC from March 2015 to February 2022, formerly as CFO and latterly CEO of its UK and International business. He has held senior positions at a number of companies including Aviva, Zurich Financial Services, Brit Insurance and Towergate Broking. Mr. Egan has a range of experience working across large domestic and international corporate, as well as private-equity backed businesses. He brings deep knowledge across retail financial services, and specific expertise in risk management and financial management. Mr. Egan currently serves as the Chairman of Premium Credit Group, a U.K. private company, a position he has held since November 2022.

Mr. Egan holds an MBA from Cranfield University and is a qualified accountant.

The Board considered Mr. Egan’s over 25 years of industry experience and service as the Chief Executive Officer of Royal Sun Alliance (RSA) UK & International, and Mr. Egan’s experience as CEO of the Company, and concluded that Mr. Egan should continue to serve as a director because he brings a diverse set of skills breadth of knowledge and valuable financial, strategic and risk management experience to our Board.

SHARON LUDLOW	CLASS III Age 58 Independent Director since February 2021	COMMITTEES ● Audit (Chair) ● Risk and Capital Management ● Governance and Nominating

Ms. Ludlow has served as a member of the Board since February 2021. Ms. Ludlow has more than 25 years of experience in both the life & health and property & casualty re-insurance industries. Ms. Ludlow advised OMERS, one of Canada’s largest defined benefits pension plans, on its global investment strategy in the insurance sector, from 2016 to 2018. During her career, Ms. Ludlow also served as President of Aviva Insurance Company of Canada from 2014 to 2016, and President and CEO of the Canadian operations of Swiss Re from 2010 to 2014. During her tenure in the life insurance industry, Ms. Ludlow played a key role in the demutualization and IPO of Canada Life Financial (now owned by Great West Life). In addition, Ms. Ludlow, along with her co-founders, launched Kanetix, Canada’s first online insurance marketplace. Ms. Ludlow served the insurance industry as a director on the boards of Insurance Bureau of Canada, Canadian Life & Health Association, Institute for Catastrophic Loss Reduction and as Chair of the board of directors of the Reinsurance Research Council. Ms. Ludlow currently serves on the boards of Green Shield Canada and EIS Group. Ms. Ludlow joined the Lombard International board of directors in June 2019 and chairs the Audit and Risk & Committee. Ms. Ludlow is a Chartered Professional Accountant/Chartered Accountant (CPA, CA Canada) and holds a Bachelor of Commerce Degree from the University of Toronto.

Ms. Ludlow is also a graduate of the Corporate Directors Program at Rotman School of Management, University of Toronto and holds an Institute of Corporate Directors designation (ICD.D).

The Board concluded that Ms. Ludlow should continue to serve as a director because of her more than 25 years of experience in the life & health and property & casualty re-insurance industries and her qualification as an independent director and as a financial expert.

CONTINUING DIRECTORS

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2026 (Class I) or the annual general meeting to be held in 2027 (Class II) are listed below.

CLASS I DIRECTORS, SERVING IN OFFICE UNTIL THE 2026 ANNUAL GENERAL MEETING

FRANKLIN MONTROSS IV	CLASS I Age 69 Independent Director since February 2021	COMMITTEES ● Audit ● Compensation ● Risk and Capital Management (Chair)

Mr. Montross has served as a member of the Board since February 2021. Mr. Montross has more than 35 years of experience in the reinsurance industry. He spent his entire career at General Reinsurance Corporation (Gen Re), the leading U.S. reinsurance company and a subsidiary of Berkshire Hathaway since 1998. Mr. Montross began his career with Gen Re in 1978 as a casualty underwriter. In 2000 he was appointed to the company’s board of directors and in 2001 he was named Chief Underwriting Officer and joined Gen Re’s Executive Committee. From 2008 until his retirement in 2016, Mr. Montross served as Chairman and Chief Executive Officer of the company. During his tenure as CEO, he successfully led the firm through the 2008 financial crisis and led the 100% acquisition of Cologne Re, which became a cornerstone of Berkshire Hathaway’s international reinsurance presence.

Mr. Montross holds a Bachelor of Arts Degree from Harvard College.

The Board concluded that Mr. Montross should continue to serve as a director because of the extensive experience in the property & casualty insurance industries and his qualification as an independent director.

PETER W.H. TAN	CLASS I Age 52 Director since February 2021	COMMITTEES ● Investment ● Risk and Capital Management

Mr. Tan has served as a member of the Board since February 2021. Mr. Tan is founder and director of TGC Private Office, his family office in Hong Kong and Shanghai since January 2010. Mr. Tan was the Chairman of CMIG International Pte. Ltd. until December 2023. Mr. Tan has served as Chairman of Skandia Holding de Colombia S.A. since December 2019.and previously served as Chairman of Skandia Controladora S.A. de C.V. (Mexico) from December 2019 to June 2023; both insurance, pension and asset management firms and wholly-owned subsidiaries of OM LAM UK Limited. He was Chairman of Chongqing Zongjin Investment Co., Ltd, the financial arm of Zongshen Industrial Group from 2015 to 2019. He was on the board of directors of Israel Infinity Agriculture Fund and a non-executive director of Harbour Air. In 2012, he served as Chief Executive Officer of IDI, Inc. (NYSE: IDI). Mr. Tan was also a partner and founding team of SIG China, Susquehanna International Group’s China private equity and venture capital fund. Since 2005, Mr. Tan has been actively involved in over 40 investments in China, 12 of which were eventually listed on international stock exchanges. Mr. Tan formerly served on the board of multiple companies prior to their U.S. listing, including Home Inns (NASDAQ: HMIN), E-House (NYSE: EJ) and Bona Entertainment Group (NASDAQ: BONA). Prior to SIG China, Mr. Tan was an attorney with White & Case LLP (2003) and Perkins Coie LLP (1997), where he founded the Asian private equity & venture capital practices of the firms in Hong Kong. He is an advocate & solicitor of England & Wales, Hong Kong and Singapore.

Mr. Tan graduated with an LL.B Honors from the National University of Singapore.

The Board concluded that Mr. Tan should continue to serve as a director because of his extensive investment experience working with over 40 investments in China, 12 of which eventually publicly listed on international stock exchanges.

SUSAN L. CROSS	CLASS I Age 65 Director since May 2024	COMMITTEES ● Audit ● Risk and Capital Management

Ms. Cross has served as a member of the Board since May 2024. Ms. Cross has over 40 years of experience in the (re)insurance industry, with a focus on developing and leading actuarial and analytical functions to support global growth. Ms. Cross has been a Director of Enstar Group Limited (“Enstar”) (Nasdaq: ESGR) since October 2020, and prior to that served as Executive Vice President and Global Chief Actuary at XL Group (now AXA XL), from 2008 to 2018. In addition to the SiriusPoint and Enstar boards, Ms. Cross serves as Non-Executive Director at Unum Group, a Fortune 500 insurer (NYSE: UNM). Ms. Cross has also previously served on the boards of IFG Companies, American Strategic Insurance, Mid Ocean Limited and XL Life Ltd. Ms. Cross is a Fellow of the Casualty Actuarial Society, a Chartered Enterprise Risk Analyst, and an Associate of the Society of Actuaries. She has been named one of Intelligent Insurer’s “100 Influential Women in Re/insurance.”

Ms. Cross holds a Bachelor of Science degree in Mathematics from the University of Maryland.

The Board concluded that Ms. Cross should continue to serve as a director because of her extensive experience working in the (re)insurance industry.

CLASS II DIRECTORS, SERVING IN OFFICE UNTIL THE 2027 ANNUAL GENERAL MEETING

DANIEL S. LOEB	CLASS II Age 63 Director since May 2022

Mr. Loeb has served as a member of the Board since May 2022. Mr. Loeb is CEO and Founder of Third Point LLC, a New York based asset management firm founded in 1995. Third Point invests in equity and credit securities in U.S. and international markets. The firm often engages with company management and boards to improve performance and will also take passive states in companies with long-term view of value creation. In late 2024, Third Point announced the acquisition of Birch Grove, a diversified credit asset manager, which compliments Third Point’s existing funds focused on corporate, structured, and private credit by adding a well-established CLO business, among other strategies, to the firm’s credit platform. In addition to offering behind-the-scenes advice to numerous companies, Mr. Loeb has previously served on the boards of Yahoo! (Nasdaq: YHOO), Ligand Pharmaceuticals (Nasdaq: LGND), POGO Producing Co. (NYSE: PPP), Massey Energy (NYSE: MEE) and Sotheby’s (NYSE: BID), where he helped oversee its successful sale.

Mr. Loeb is a member of the Council on Foreign Relations and a trustee of the Mount Sinai Health System, where he established the Ronald M. Loeb Center for Alzheimer’s disease in memory of his late father. He is a long-time Trustee and former Board Chair of Success Academies. Mr. Loeb was awarded the Alexander Hamilton Award for his philanthropic service by the Manhattan Institute.

Mr. Loeb graduated from Columbia University with an A.B, in economics in 1983, endowed the Daniel S. Loeb Scholarship for undergraduate study there and received the school’s John Jay Award for distinguished professional achievement.

The Board considered Mr. Loeb’s extensive qualifications and experience as the Chief Executive Officer and Chief Investment Officer of Third Point LLC, and concluded that he should continue to serve on the Board because he brings experience in investment management, legal and regulatory matters, corporate governance, risk management and business development to the Board.

MEHDI A. MAHMUD	CLASS II Age 52 Independent Director since August 2020	COMMITTEES ● Compensation ● Governance and Nominating (Chair) ● Investment

Mr. Mahmud has served as a member of the Board since August 2020. Mr. Mahmud is currently President and Chief Executive Officer of First Eagle Investment Management and the President of First Eagle Funds. He has held both roles since March 2016. Prior to joining First Eagle Investment Management in March 2016, Mr. Mahmud worked at Jennison Associates, where he was CEO and Chairman of its board of directors. Prior to his CEO role, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. Mr. Mahmud has served in a variety of investment and management roles at J.P. Morgan Investment Management and Credit Suisse Asset Management.

Mr. Mahmud received a Bachelor of Science degree in electrical engineering from Yale University.

The Board considered Mr. Mahmud’s extensive leadership, digital strategy and investment experience and his qualification as an independent director, and concluded that Mr. Mahmud should continue to serve as a director because he brings significant experience in managing investment portfolios to the Board.

BRONEK MASOJADA	CLASS II Age 63 Independent Director and Chair of the Board since March 2023	COMMITTEES ● Risk and Capital Management ● Investment ● Governance and Nominating

Mr. Masojada serves as the Chair of SiriusPoint Board of Directors. He also serves as Chair of the East End Community Foundation, a charity serving residents in 4 boroughs of London, and Saltus, a private IFA/wealth manager. He is a board member of Brown & Brown, the insurance broker. From 2000 to 2021, Mr Masojada served as the Chief Executive of the Hiscox Group., a global specialist insurer and reinsurer listed on the London Stock Exchange. He first joined Hiscox in 1993 as Managing Director. Mr Masojada began his career at McKinsey & Company. Mr Masojada served as Deputy Chairman of Lloyd’s from 2001 to 2007. He was on the board of the Association of British Insurers from 2012 to 2021 and from 2018 to 2023 was Chair of Placing Platform Limited, the industry owned firm driving the digitisation of the London Insurance Market.

Mr Masojada received a Bachelor of Science degree in Civil Engineering from the University of KwaZuluNatal and a Master of Philosophy in Management Studies from the University of Oxford, where he was a Rhodes Scholar. Mr Masojada is active in civic affairs in the City of London.

The Board considered Mr. Masojada’s extensive experience and qualifications as Chair of the Placing Platform Ltd. and who is an insurance market veteran of over 30 years of leadership experience in the industry.

JASON ROBART	CLASS II Age 59 Independent Director since March 2022	COMMITTEES ● Audit ● Compensation (Chair) ● Investment

Mr. Robart has served as a member of the Board since March 2022. Mr. Robart is the co-founder and managing partner of Seae Ventures, an early-stage venture capital firm. Prior to co-founding Seae Ventures in 2019, Mr. Robart served as the Chief Strategy Officer of Blue Cross Blue Shield of Massachusetts and President and CEO of Zaffre Investments, a wholly-owned subsidiary of Blue Cross Blue Shield of Massachusetts. In addition, Mr. Robart served as Executive Vice President at Health Dialog, Principal at Mercer Human Resource Consulting, Vice President at Imagitas and President at Ceridian Performance Partners Canada. Mr. Robart serves on the private boards of Blue Cross Blue Shield, Vermont and several Seae companies, including Hurdle, Kiyatec, MyMeds and ScriptSee. Mr. Robart holds a Bachelor’s degree in political science from Middlebury College.

The Board considered Mr. Robart’s extensive experience as an accomplished executive and substantial experience in a range of areas including business strategy, healthcare, venture investing, digital strategy and human capital management. The Board concluded that he should serve on the Board because he brings extensive leadership experience in developing early stage growth and health insurance companies to the Board and his deep experience in human capital management.

CORPORATE GOVERNANCE FRAMEWORK

Our Corporate Governance Guidelines, the charters of the standing committees of the Board (Audit, Compensation, Governance and Nominating, Investment, and Risk and Capital Management) and our Code of Business Conduct and Ethics provide the foundation of our governance framework. Key governance policies and processes also include our Whistleblower Policy, our comprehensive Enterprise Risk Management Program, our commitment to transparent financial reporting and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the Board and/or committee level, guide the Company’s operations. Our Board, along with management, regularly reviews our Corporate Governance Guidelines and practices to ensure that they are appropriate and reflect our Company’s mission, vision and values. In reviewing our Corporate Governance Guidelines and other key governance policies and practices, the Governance and Nominating Committee considers regulatory developments and trends in corporate governance.

These Corporate Governance Guidelines address, among other things:

●	the composition and functions of the Board,

●	director independence,

●	compensation of directors,

●	management succession and review,

●	Board committees, and

●	selection of new directors.

The Code of Business Conduct and Ethics applies to our Board and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions in carrying out their responsibilities to, and on behalf of, the Company. If we make any amendments to the Code of Business Conduct and Ethics or grant any waiver that we are required to disclose, we will disclose the nature of such amendments or waiver on our website.

Director Resignation Policy

Under the Company’s Bye-laws, a nominee for director to SiriusPoint’s Board in an uncontested election is elected if he or she receives the most votes (up to the number of directors to be elected). Following a review of the Company corporate governance policies and Bye-laws, the Board determined to adopt a director resignation policy in the event a nominee for SiriusPoint’s Board receives a plurality of votes cast, but less than an absolute majority of votes cast in an uncontested election. By accepting a nomination to stand for election or re-election as a director of the Company or an appointment as a director to fill a vacancy or new directorship, each candidate, nominee or appointee agrees that if, in an uncontested election of directors, he or she receives less than a majority of votes cast, the director shall promptly tender a written offer of resignation to the Chair of the Board following certification of the shareholder vote from the meeting at which the election occurred. For purposes of this guideline, an “uncontested election of directors” is any election of directors in which the number of nominees for election does not exceed the number of directors to be elected.

The Governance and Nominating Committee of the Board will promptly consider the director’s offer of resignation and recommend to the Board whether to accept the tendered resignation or to take some other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the less than majority vote. In making this recommendation, the Governance and Nominating Committee will consider all factors deemed relevant by its members, including, without limitation, the stated reason or reasons why the shareholders cast

“withhold” votes for the director (if ascertainable), the qualifications of the director whose resignation has been tendered, the director’s contributions to SiriusPoint, the overall composition of the Board, and whether by accepting such resignation, SiriusPoint will no longer be in compliance with any applicable law, rule, regulation or governing document (including New York Stock Exchange (“NYSE”) listing standards, federal securities laws or the Corporate Governance Guidelines), and whether or not accepting the resignation is in the best interests of SiriusPoint and its shareholders. The Board will act on the Governance and Nominating Committee’s recommendation within 90 days following certification of the shareholders’ vote. In considering the Governance and Nominating Committee’s recommendation, the Board will consider the information, factors and alternatives considered by the Governance and Nominating Committee and such additional information, factors and alternatives as the Board believes to be relevant.

Following the Board’s decision, SiriusPoint will promptly publicly disclose the Board’s decision (by press release, filing with the SEC or other public means of disclosure deemed appropriate).

Any director who tenders his or her offer of resignation pursuant to this policy shall not participate in any deliberations or actions by the Governance and Nominating Committee or the Board regarding his or her resignation, but shall otherwise continue to serve as a director during this period.

If the majority of members of the Governance and Nominating Committee receive less than a majority vote in the same uncontested election of directors, so that a quorum of the Governance and Nominating Committee cannot be achieved, then the other independent directors on the Board will consider and decide what action to take regarding the resignation of each director who received less than a majority of votes. If the only directors who did not receive less than a majority in the same election constitute three or fewer independent directors, then all independent directors on the Board shall participate in deliberations and actions regarding director resignations, except that no director can participate in the vote on his or her own resignation.

Director Retirement Age Policy

Directors are required to retire from the Board when they reach the age of 75; however, the full Board may nominate candidates aged 75 or older if it believes that nomination is in the best interests of the Company and its shareholders. A director elected to the Board prior to his or her 75th birthday may continue to serve until the end of his or her three-year term.

Director Membership on Other Boards

Our Board expects individual directors to allot significant time and attention to Company matters and to use their judgment and consider all of their commitments when accepting additional directorships of other corporations or charitable organizations. Specifically, our Corporate Governance Guidelines provide that a director should not serve on the boards of more than four other public companies (in addition to the Company’s Board). In addition, the Company’s CEO should not serve on more than one other public company board in addition to the Company’s Board.

Additionally, our Corporate Governance Guidelines provide that a director who serves on the Audit Committee should not serve on more than two other public company audit committees.

All of our current directors comply with our policies set forth above. However, we are aware that some of our shareholders have their own board membership policies that are more restrictive than our policy. All of our directors are required to obtain approval prior to agreeing to serve on the board of any other public company to allow the Board to consider whether such director has sufficient time to be a productive member of our Board. Our Board believes that this policy strikes the right balance by allowing for the experience gained through membership on other boards and the time commitment needed for engaged board service.

Trading in Company Securities

We prohibit hedging and pledging transactions in Company securities by executive officers, directors and employees. Hedging transactions are transactions designed to insulate the holder of securities from upside or downside price movement in Company shares. Executive officers, directors and employees are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to Company shares, including the purchase or sale of puts or calls or the use of any other derivative instruments, or selling “short” Company shares. Executive officers, directors and employees may not hold Company securities in a margin account or pledge Company securities as collateral for a loan.

Director Share Ownership

The Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and shareholders. Our Director and Executive Officers Share Ownership Guidelines provide that directors are required to own common shares having a value of at least three times the annual retainer fee within five years of becoming a director, which shall be maintained through the director’s term of service. In the event that the annual retainer fee is increased, directors have three years to meet the new ownership guidelines. The Board will evaluate whether exceptions should be made for any director on whom these guidelines would impose a financial hardship. All independent directors have achieved or are on track to achieve this requirement during the required time period.

Director and Officer Liability Insurance

We have an insurance program in place to provide coverage for director and officer liability. The coverage provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. The insurance program is effective from April 1, 2024 to June 30, 2025, and is provided by a consortium of insurers. Allianz Global Corporate and Specialty SE is the lead insurer with various other insurers providing excess coverage. We expect to obtain similar coverage upon expiration of the current insurance program.

DIRECTOR INDEPENDENCE

70%
	Independent	Independent Directors
Non-Independent Directors		● Bronek Masojada
● Scott Egan		● Rafe de la Gueronniere
● Daniel S. Loeb		● Sharon Ludlow
● Peter W.H. Tan		● Mehdi A. Mahmud
● Franklin Montross IV
● Jason Robart
● Susan L. Cross

Under the NYSE listing standards and our Corporate Governance Guidelines, in order to consider a director as independent, the board of directors must affirmatively determine that he or she has no material relationship with the Company. In making its annual independence determinations, the Board considers transactions between each director nominee and the Company including among other items, employment and compensatory relationships, relationships with our auditors, customer and business relationships, and contributions to nonprofit organizations.

The Board undertook its annual review of director independence in February 2025. As a result of this review, the Board affirmatively determined that Susan L. Cross, Rafe de la Gueronniere, Bronek Masojada, Sharon Ludlow, Franklin Montross IV, Mehdi A. Mahmud and Jason Robart are “independent” as defined in the federal securities laws and applicable NYSE rules.

Mr. Egan is not considered an independent director because he currently serves as CEO of the Company.

Mr. Tan was not determined to be an independent director due to the recency of his resignation as Chairman of CMIG International in December 2023, and additionally, given the recency of Mr. Tan no longer serving as a representative of CMIG International. CMIG International owns 100% of CM Bermuda, which, until recently in February 2025, was a holder of more than 10% of the shares of the Company. Mr. Tan resigned from his Chairmanship in December 2023. As of April 5, 2024, Mr. Tan was no longer a representative of CMIG International on the Board.

Mr. Loeb was not determined to be an independent director due to his employment by Third Point LLC, a related party (owned by a greater than 5% shareholder) and one of the Company’s investment managers.

For more information regarding the ownership of our capital stock, see “Security Ownership of Certain Beneficial Owners and Management,” and for more information about Third Point LLC’s relationship with the Company, see “Certain Relationships and Related Party Transactions.”

The Company’s Audit, Compensation, and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this proxy statement for further information.

BOARD MEETINGS AND DIRECTOR ATTENDANCE, ATTENDANCE AT THE ANNUAL GENERAL MEETING AND EXECUTIVE SESSIONS

Board Meetings and Director Attendance

Our director meeting attendance policy is set forth in our Corporate Governance Guidelines. In addition to our attendance policy, our Bye-laws generally prohibit directors from participating in meetings of the Board or its committees while present in the United States or its territories, whether in person, via teleconference or otherwise. We held four of our meetings in Bermuda and one in Canada during 2024.

Our directors discharged their oversight and fiduciary duties over the past fiscal year, including by holding regular, robust, virtual informational sessions designed to cover the same information normally covered at Board and committee meetings, supplemented by additional informational calls and reports. When action requiring a formal Board or committee resolution was necessary, the Board or relevant committee acted by unanimous written resolutions in order to comply with our Bye-laws and operating guidelines. We believe we maintained good governance practices while complying with Bermuda law, as well as with our Bye-laws. All directors attended 100% of the meetings of the Board and Board committees on which they served in 2024.

		Audit	Compensation	Governance and Nominating	Investment	Risk and Capital Management
	Board	Committee	Committee	Committee	Committee	Committee
Formal Meetings	5	4	4	4	4	4
Informational Sessions	12	4	1	2	0	0
Action by Written Resolution	7	1	4	4	2	0

Attendance at Annual General Meeting

All of our directors serving on our Board at the time of our 2024 Annual General Meeting of Shareholders was held virtually attended the meeting. Our Board strongly encourages all of its members to attend the Annual General Meeting of Shareholders.

Executive Sessions

Executive sessions of independent directors enable the Board to discuss matters, such as strategy, the performance and compensation of the CEO and senior management, succession planning and Board effectiveness, without management present. Any director may request additional executive sessions of independent directors. During 2024, our independent directors met in executive sessions at regularly scheduled Board meetings and/or informational calls. The rules of the NYSE also require the non-management directors of the Company to regularly meet in executive session without management, and the non-management directors met in four executive sessions at regularly scheduled Board meetings and/or informational calls. Either our Interim Chair or, after his appointment, the Board Chair, presided at the executive sessions of independent directors and non-management directors.

BOARD LEADERSHIP STRUCTURE

The Board believes that the decision of whether to combine or separate the positions of CEO and Chair varies from company to company and depends upon a company’s particular circumstances at a given point in time. The Board believes that separating the CEO and Chair positions is the appropriate leadership structure for our Company and is in the best interests of our shareholders at this time. Mr. Masojada serves as the Chair of the Board, while Mr. Egan serves as our CEO and Director. Our Board believes that this structure best encourages the free and open dialogue of alternative views and provides for strong checks and balances. Additionally, the Chair’s attention to Board and committee matters allows Mr. Egan to focus more specifically on overseeing the Company’s day-to-day operations and activities, as well as strategic opportunities and planning.

The Board recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so. In the event the Board decides to combine the role of CEO and Chair, the Board is required to appoint a Lead Independent Director under the Company’s Corporate Governance Guidelines. Currently, the Board has an independent Chair so the Board is not required to have a Lead Independent Director.

BOARD AND BOARD COMMITTEE PERFORMANCE EVALUATIONS

Our Board continually seeks to improve its performance. Throughout the year, our Chair, Chief Legal Officer and Secretary each routinely communicate with our Board members to obtain real-time feedback. We believe that this continuous feedback cycle along with our formal annual evaluation process helps to ensure the continued effectiveness of our Board.

Our Governance and Nominating Committee oversees the formal annual evaluation process of the effectiveness of our Board and its standing committees.

Our annual Board evaluations cover the following areas:

●	Board efficiency and overall effectiveness	●	Board and committee information needs and meeting cadence

●	Board and committee structure	●	Satisfaction with Board agendas and the frequency, duration and format of meetings and time allocations

●	Board leadership and succession planning	●	Areas where directors want to increase their focus

●	Board and committee composition	●	Board dynamics and cultural diversity

●	Satisfaction with the performance of the Chair	●	Strategy and Crisis Preparedness

●	Board member access to the CEO and other members of senior management	●	Board alignment with the Company’s mission, vision, ethics, values, long-term goals and strategy

●	Quality of Board discussions and balance between presentations and discussion	●	Other areas directors would like to have greater focus or oversight

●	Quality and clarity of materials presented to directors

1

ANNUAL BOARD AND COMMITTEE EVALUATIONS

The Governance and Nominating Committee oversees the annual self-evaluation process. The process, including the evaluation method, is reviewed annually by the Governance and Nominating Committee and presented to the Board for discussion prior to implementing the process during the fourth quarter. Written questionnaires used for the Board and each standing committee are annually reviewed by the Governance and Nominating Committee and are updated and tailored each year to address the significant processes that drive Board effectiveness. Each director completes a written questionnaire on an unattributed basis for the Board and committees. The questionnaires include open-ended questions and space for candid commentary. Our processes enable directors to provide anonymous and confidential feedback, which is then reviewed and addressed by the Chair of the Governance and Nominating Committee. In addition, each committee’s chair reviews the feedback with respect to their respective committee.

When appropriate, and at least every third year, our Board engages a third-party evaluation firm to independently assess the Board’s performance. The third-party evaluation firm conducts confidential interviews with each director that includes discussions of the overall functioning and effectiveness of the Board and its standing committees, the leadership structure of the Board as well as a peer review. The evaluation firm presents the findings to the Board for consideration and feedback. Our Board believes that employing an independent third-party evaluation firm every third year to assist in the evaluation process provides valuable insights and will contribute to the overall functioning and ongoing effectiveness of the Board.

2

SUMMARY OF THE EVALUATION
A written report is produced summarizing the written questionnaires, which include all responses.

3

BOARD AND COMMITTEE REVIEW

The Chair of the Governance and Nominating Committee leads a discussion of the written Board and committee evaluation results at the Board level during an executive session.

Directors also deliver feedback to the Chair of the Board and suggest changes and areas for improvement.

4

ACTIONS

Following the review, changes in practices or procedures are considered and implemented, as appropriate. The Board finds that this process generates robust comments and provides the Board the opportunity to make changes that are designed to increase Board effectiveness and efficiency.

Actions taken in response to the evaluation process over the years have included:

●	Initiating a search for an additional qualified financial expert director;
●	Re-evaluating all governing documents, including delegations of authority and board and committee charters for effectiveness;
●	Initiating executive sessions between the Board and CEO prior to board meetings; and
●	Conducting a board informational session on fiduciary duties of the Board, roles of special committees and observers, and other board education matters.

Board’s Primary Role and Responsibilities, Structure and Processes

Our Board bears the responsibility for the oversight of management on behalf of our shareholders in order to ensure long-term value creation. In that regard, the primary responsibilities of our Board include, but are not limited to (i) oversight of the Company’s strategic direction and business plan, (ii) ongoing succession planning and talent management, and (iii) risk management and oversight.

Oversight of Strategic Direction and Business Plan

Our Board oversees our strategic direction and business plan. At the beginning of each year, our senior management presents our consolidated annual business plan to the Board, and the Board discusses the Company’s results relative to the plan periodically throughout the year. Each year, the Board typically engages in a full-day strategy meeting with management where it conducts a comprehensive review and discussion of the Company’s strategic goals over the short-, medium- and long-term, as well as management’s plans to achieve such goals.

Succession Planning and Talent Management

Our Compensation Committee is responsible for overseeing our executive compensation program to support our ability to attract and retain the right management talent to pursue our strategies successfully.

The Compensation Committee is involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key management succession decisions. Succession and development plans are regularly discussed with the CEO, as well as without the CEO present in executive sessions of the Board. The Compensation Committee makes sure that it has adequate opportunities to meet with and assess development plans for potential CEO and senior management successors to address identified gaps in skills and attributes. This occurs through various means, including informal meetings, Board dinners, presentations to the Board and committees, attendance at Board meetings and the comprehensive annual talent review. The Compensation Committee also oversees management’s succession planning for other key executive positions. Our Board calendar includes at least one meeting each year at which the Board conducts a detailed talent review which includes a review of the Company’s talent strategies, leadership pipeline and succession plans for key executive positions.

Risk Management and Oversight

OUR BOARD TAKES AN ENTERPRISE-WIDE APPROACH TO RISK MANAGEMENT WHICH SEEKS TO COMPLEMENT OUR ORGANIZATIONAL OBJECTIVES, STRATEGIC OBJECTIVES, LONG-TERM PERFORMANCE AND THE OVERALL ENHANCEMENT OF SHAREHOLDER VALUE.

FULL BOARD

Our Board assesses and considers the risks we face on an ongoing basis, including risks that are associated with:

●    our financial position,

●    our competitive position,

●    underwriting results,

●    investment performance,

●    cybersecurity vulnerabilities,

●    catastrophic events, and

●    other risks germane to the insurance and reinsurance industry.

Our Board determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

MANAGEMENT

We use our comprehensive Enterprise Risk Management (“ERM”) program to identify, aggregate, monitor and manage risks. The program also defines our risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer. The Enterprise Risk and Capital Management Committee (the “ERCC”) is the management committee tasked with overseeing all firm-wide risks and is responsible for risk governance, risk oversight and risk appetite. The ERCC maintains the enterprise risk appetite framework and monitors compliance with limits and escalations defined in it. The ERCC oversees implementation of certain risk policies Company-wide. The ERCC reviews key risk exposures, trends and concentrations, significant compliance matters, and provides guidance on the steps to monitor, control and report major risks. The Chief Risk Officer, together with other members of the ERCC, regularly reports on applicable risks to the Risk and Capital Management Committee of the Board, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its committees. Below are areas the ERCC identified as key strategy and risk oversight areas.

CERTAIN OF OUR KEY STRATEGY AND RISK OVERSIGHT AREAS
● Investment Performance and Markets ● Technology and Cybersecurity ● Insurance Risk	● Regulation, Compliance and Legal Developments ● Rating Agency Risk ● Model Risk

CYBERSECURITY

The Company is subject to several cybersecurity and data privacy laws and regulations promulgated by the BMA, NYDFS, E.U. and U.K. The Company’s risk management program is designed to comply with these laws and regulations.

The Board is responsible for overseeing the Company’s risk management program and cybersecurity is a critical element of this program. Management is responsible for the day-to-day administration of the Company’s risk management program and its cybersecurity policies, processes, and practices. The Company’s cybersecurity policies, standards, processes, and practices are based on the framework established by the National Institute of Standards and Technology, and are integrated into the Company’s overall risk management system and processes.

In general, the Company seeks to address material cybersecurity threats through a company-wide approach that addresses the confidentiality, integrity, and availability of the Company’s information systems or the information that the Company collects and stores, by assessing, identifying and managing cybersecurity issues as they occur. Given the increasing sophistication of cybersecurity threats, including those leveraging artificial intelligence, the Company regularly reviews and updates its strategies and technologies to ensure they remain effective in the face of emerging threats.

Cybersecurity Risk Management and Strategy

The Company’s cybersecurity risk management strategy focuses on several areas:

●     Identification, Mitigation and Monitoring: The Company has implemented a comprehensive, cross-functional approach to assessing, identifying and managing material cybersecurity threats and applies a security-first mindset to our practices across the Company. The Company’s program is comprised of internal resources and external security consultants to provide guidance, oversight and support.

●     Technical Safeguards: The Company implements technical safeguards through a layered security approach and third-party platforms that are designed to protect the Company’s information systems from cybersecurity threats, including firewalls, intrusion prevention and detection systems, anti-malware functionality, data loss prevention and access controls, which are evaluated and improved through vulnerability assessments and cybersecurity threat intelligence, as well as outside audits and certifications.

●     Incident Response and Recovery Planning: The Company’s program includes controls and procedures to properly identify, classify and escalate certain cybersecurity incidents to provide management visibility and obtain direction from management as to the public disclosure and reporting of material incidents in a timely manner. The Company has established and maintains comprehensive incident response and disaster recovery plans designed to address the Company’s response to a cybersecurity incident. The Company conducts periodic tabletop exercises to test these plans and ensure personnel are familiar with their roles in a response scenario.

●     Third-Party Risk Management: The Company maintains a risk-based approach to identifying and overseeing material cybersecurity threats presented by third parties, including our MGA and TPA partners, that could adversely impact our business in the event of a material cybersecurity incident affecting those third-party systems.

●     Education and Awareness: The Company conducts regular, mandatory training and simulated phishing campaigns for all levels of employees regarding cybersecurity threats as a means to equip the Company’s employees with effective tools to address cybersecurity threats, and to communicate the Company’s evolving information security policies, standards, processes, and practices.

The Company conducts periodic assessment and testing of the Company’s policies, standards, processes, and practices in a manner intended to address cybersecurity threats and events. For example, the Company performs internal and external penetration tests and cyber red team and tabletop exercises. A cyber red team exercise is a simulated attack on an organization’s computer systems and network, conducted by a team of security professionals who play the role of attackers (“the red team”). The goal of the red team is to find and exploit vulnerabilities in the organization’s defenses like real attackers would. This helps the organization to identify and fix weaknesses in their security before they can be exploited by real attackers. A tabletop exercise is a discussion-based simulation where participants walk through a hypothetical scenario, typically related to an emergency or crisis, focused on preparedness and response. The results of such assessments, audits, and reviews are evaluated by management and reported to the Risk Capital Management Committee and the Board, and the Company adjusts its cybersecurity policies, standards, processes, and practices as necessary based on the information provided by these assessments, audits, and reviews.

Governance

The Board, in coordination with the Risk Capital Management Committee, oversees the Company’s risk management program, including the management of cybersecurity threats. The Board and the Risk Capital Management Committee each receive regular presentations and reports on developments in the cybersecurity space, including risk management practices, recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, the threat environment, technological trends, and information security issues encountered by the Company’s peers and third parties. The Board and the Risk Capital Management Committee also receive prompt and timely information regarding any cybersecurity risk, as well as ongoing updates regarding any such risk. On a quarterly basis, the Board and the Risk Capital Management Committee discuss the Company’s approach to overseeing cybersecurity threats with the Company’s Chief Information Security Officer (“CISO”) and other members of senior management.

The CISO, in coordination with senior management including the Chief Executive Officer, Chief Financial Officer, Chief Information and Technology Officer (“CITO”) and Chief Legal Officer, works collaboratively across the Company to implement a program designed to protect the Company’s information systems from cybersecurity threats and to promptly respond to any material cybersecurity incidents in accordance with the Company’s incident response and recovery plans. To facilitate the success of the Company’s cybersecurity program, cross-functional teams throughout the Company address cybersecurity threats and respond to cybersecurity incidents. Through ongoing communications with these teams, the CISO and senior management are informed about and monitor the prevention, detection, mitigation and remediation of cybersecurity threats and incidents in real-time, and report such threats and incidents to the Risk Capital Management Committee when appropriate.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Investment Committee, and Risk and Capital Management Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation, and Governance and Nominating Committees consists exclusively of members who qualify as independent directors.

A description of each Board committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this proxy statement.

AUDIT COMMITTEE	Members ● Sharon Ludlow, Chair ● Susan L. Cross ● Franklin Montross IV ● Jason Robart	4 Formal Meetings	4 Informational Sessions	1 Actions by Unanimous Written Resolution

●     Each of the members of the Audit Committee qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.

●     All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules.

●     The Board also has determined that Ms. Ludlow and Ms. Cross each qualify as an “audit committee financial expert” as defined by SEC rules. Please refer to the sections entitled “Information Regarding the Class III Director Nominees for Election to the Board” and “Continuing Directors” respectively, for Ms. Ludlow and Ms. Cross’ relevant experience.

KEY RESPONSIBILITIES

Our Audit Committee has the responsibility for, among other things, assisting the Board in reviewing:

●       our financial reporting and other internal control processes;

●       our financial statements;

●       the independent auditor’s qualifications, independence and performance;

●       the performance of our internal audit function; and

●       our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.

Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee.

To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.

REPORT

The Report of the Audit Committee is on page 99 of this proxy statement.

CHARTER

The Audit Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

COMPENSATION COMMITTEE	Members ● Jason Robart, Chair ● Mehdi A. Mahmud ● Franklin Montross IV	4 Formal Meetings	1 Informational Sessions	4 Actions by Unanimous Written Resolution
● Each member of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.

KEY RESPONSIBILITIES

Our Compensation Committee is responsible for:

●      reviewing and approving the compensation of the Company’s executive officers and directors;

●      reviewing the Company’s strategies, policies and practices related to human capital management, including with respect to matters such as diversity and inclusion;

●      authorizing and administering equity awards and other incentive arrangements;

●      overseeing any compensation adviser retained to assist with the evaluation of compensation of executive officers or any other compensation-related matter; and

●      reviewing and approving employment and related agreements with our executive officers.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer and other senior executive officers.

REPORT

The Compensation Committee Report is on page 76 of this proxy statement.

CHARTER

The Compensation Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

GOVERNANCE AND NOMINATING COMMITTEE	Members ● Mehdi A. Mahmud, Chair ● Rafe de la Gueronniere ● Sharon Ludlow ● Bronek Masojada	4 Formal Meetings	2 Informational Sessions	4 Actions by Unanimous Written Resolution
● Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.

KEY RESPONSIBILITIES

Our Governance and Nominating Committee is responsible for, among other things:

●       identifying and recommending candidates for election to our Board;

●       reviewing the composition of the Board and its Committees;

●       reviewing and considering the Company’s position, strategy and policies that relate to current and emerging ESG matters;

●       developing and recommending to the Board corporate governance guidelines and any updates thereto; and

●       overseeing Board evaluations.

CHARTER

The Governance and Nominating Committee Charter is available on our website: investors.siriuspt.com/governance/ governance-documents.

INVESTMENT COMMITTEE	Members ● Rafe de la Gueronniere, Chair ● Mehdi A. Mahmud ● Bronek Masojada ● Jason Robart ● Peter W.H. Tan	4 Formal Meetings	0 Informational Sessions	2 Actions by Unanimous Written Resolution

KEY RESPONSIBILITIES

Our Investment Committee is responsible for:

●      establishing investment guidelines and policies and monitoring compliance with such policies; and

●      overseeing the management and performance of the Company’s investment portfolio.

CHARTER

The Investment Committee Charter is available on our website: investors.siriuspt.com/governance/governance-documents.

RISK AND CAPITAL MANAGEMENT COMMITTEE	Members ● Franklin Montross IV, Chair ● Susan L. Cross ● Sharon Ludlow ● Bronek Masojada ● Peter W.H. Tan	4 Formal Meetings	0 Informational Sessions	0 Action by Unanimous Written Resolution

KEY RESPONSIBILITIES

Our Risk and Capital Management Committee is responsible for:

●       overseeing our risk appetite and risk management framework;

●       overseeing our cybersecurity; and

●       overseeing our financial and capital markets strategies, including existing and proposed strategies.

Our Risk and Capital Management Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports to the Committee on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.

COMMITTEES OF THE BOARD OF DIRECTORS ― POST-ANNUAL GENERAL MEETING

Assuming election of the Board nominees, the following sets out the persons who will constitute the Company’s Board following the Annual General Meeting, including their expected Committee assignments:

SIRIUSPOINT BOARD COMMITTEES
NAME	INDEPENDENT	CLASS	AUDIT	COMPENSATION	GOVERNANCE & NOMINATING	INVESTMENT	RISK & CAPITAL MANAGEMENT
Bronek Masojada	I	II
Scott Egan		III
Daniel S. Loeb		II
Sharon Ludlow	I	III
Mehdi A. Mahmud	I	II				(1)
Franklin Montross IV	I	I
Jason Robart	I	II
Peter W.H. Tan		I
Susan L. Cross	I	I

Committee Chair	Committee Member	Chair of the Board	Audit Committee financial expert	I	Independent

(1)	Mr. Mahmud will serve as Chair pro tem of the Investment Committee until the Board appoints a new Chair.

SUSTAINABILITY RESPONSIBILITY

At SiriusPoint, our vision is to grow our business, create value and make positive environmental and social impacts through our business operations. The values of sound risk management, good governance, and environmental and social responsibility are reflected in our Company culture and operations. Our Board has formally designated our Governance and Nominating Committee with the responsibility for oversight of the Company’s policies, practices and disclosures relating to sustainability, including those related to climate change, for purposes of risk management, long-term business strategy and other matters. To remain up-to-date, the Governance and Nominating Committee receives regular updates on sustainability from management.

In addition, in 2024, our executive management team established an Environmental, Social and Governance (“ESG”) Steering Committee and an ESG Council to support our ongoing commitment to sustainability and responsible governance, matters relevant to the Company and its subsidiaries. The ESG Steering Committee is comprised of members of the Executive Leadership Team and is responsible for setting the ESG strategy, implementing practices to conform with the Company’s ESG strategy, advising on the reporting and disclosures of ESG Matters, and overseeing communications both internal and external. The ESG Council serves as a working group to develop, implement, and monitor initiatives and policies based on our ESG strategy. The ESG Council ensures that ESG disclosure is efficient and timely, both internally and externally.

PEOPLE & COMMUNITY	UNDERWRITING

We value being an inclusive employer and are committed to supporting the unique voices, backgrounds, cultures, and contributions of our global employee base. We strive to foster an environment where all employees feel included, valued, respected, and supported to unleash their full potential. Our Chief Human Resources Officer oversees the implementation of the Company’s human capital management strategy, including its Diversity, Equity, Inclusivity & Belonging initiatives. Our efforts are supported by our management team. Highlights include:

●     Consideration of diversity into talent development goals for executives and implementation of diverse hiring practices

●     Fostering employee engagement through our sponsorship of Employee Resource Groups (“ERGs”) and their activities to help foster a diverse and inclusive work environment: Globalpoint (Multicultural Network), Women in SiriusPoint (WISP), Health and Wellbeing Network, and SiriusPride (LGBTQ+ Network)

●      Our global reach affords us a unique opportunity to improve the health and prosperity of communities around the world. Our offices collaborate directly with communities to support local causes.

Our global reach affords us a unique opportunity to improve the health and prosperity of communities around the world. Our offices work directly with communities to support local causes. These efforts include programs and partnerships that leverage the skills, knowledge and enthusiasm of our employees’ volunteerism.

Our group underwriting guidelines work to:

●     Require strict adherence to compliance and regulatory obligations, including global efforts to reduce funding of terrorism, corruption, and human rights violations;

●     Require underwriting decisions to be taken with the purpose of improving the overall profit, while using the latest underwriting techniques and tools and balancing experience with common sense;

●     Structure compensation of underwriting operations to promote prudent risk taking and long-term profitability;

●     Use diversification, strong accumulation controls, and reinsurance to adjust risks to acceptable tolerance levels; and

●     Evaluate the impact of ESG factors and emerging risks on industry sectors and clearly communicate the overall view of climate risk to ensure that underwriters properly consider it in all underwriting decisions.

We have recently evaluated our insurance and re-insurance portfolio to reduce climate risk.

INVESTMENTS

Our investment portfolio consists primarily of investment-grade debt securities, with an average duration commensurate with our insurance liabilities in addition to investable cash and cash equivalents. SiriusPoint maintains a multi-asset, multi-currency portfolio managed in partnership with external asset managers. Our primary asset manager, JP Morgan is actively engaged in ESG initiatives and offers a range of ESG solutions including advising on diversity strategies, deploying capital for green solutions, and incorporating ESG metrics into investment processes. Our portfolio boasts a low carbon footprint and a diverse range of securities with notable ESG ratings.

COMPLIANCE & ETHICS	ENVIRONMENTAL STEWARDSHIP & SUSTAINABILITY

We are committed to a high-level global Compliance strategy, fully aligned with the latest regulatory standards and sustainability principles, including those from global regulators. Our compliance framework emphasizes responsible business practices aiming to promote environmental, social, and governance (ESG) principles while ensuring regulatory obligations are met across all regions. We have formalized our positions on human rights in various Company policies and other commitments, including:

●       Code of Business Conduct and Ethics

●       Modern Slavery Statement

●       Vendor Code of Conduct

●       Respectful Work Policy

Our Board adopted a global Environmental Policy Statement that sets forth our commitment to operating a sustainable business, endorsing sustainability initiatives, supporting organizations that foster sustainability in our communities, and proactively setting sustainability goals. For more information about our commitments, please refer to our Environmental Policy Statement located on our website at investors.siriuspt.com/governance/ governance-documents.

In addition, we are a part of ClimateWise, a global network of leading insurance industry organisations, working to directly support sustainability efforts as we respond to the risks and opportunities of climate change. We adhere to globally recognized sustainability reporting standards and report our greenhouse gas emissions in alignment with the Greenhouse Gas Protocol.

For more information about our sustainability initiatives, please refer to our website at: www.siriuspt.com/esg.

STAKEHOLDER ENGAGEMENT

WHY WE ENGAGE

Our directors and management recognize the benefits that come from robust dialogue with shareholders and other relevant stakeholders and we have embraced an active engagement strategy. We engage with stakeholders through the year in order to:

Provide visibility and transparency into our business, our performance and our corporate governance and compensation practices;
Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views; and
Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

HOW WE ENGAGE
In 2024, we engaged with existing and new investors and other key stakeholders. We strive to increase visibility among the investment community and increase engagement with existing investors.

ACTIONS TAKEN BY THE BOARD FOLLOWING STAKEHOLDER ENGAGEMENT

Stakeholder feedback is delivered to our Board and is considered in connection with the Board’s oversight of our business strategy and risk management.

DIRECTOR NOMINATING PROCESS AND DIVERSITY

The Board is responsible for nominating candidates for election to the Board and for filling vacancies on the Board that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate. The Governance and Nominating Committee will identify and consider candidates suggested by outside directors, management and/or shareholders and evaluate them in accordance with its established criteria.

The Governance and Nominating Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, gender, race and cultural diversity, and other differentiating characteristics, is an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, Board candidates are selected based upon various criteria, including: business and professional experience, judgment, diversity, age, skill, background, education, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board.

The Board requires at least two diverse candidates to be included in the pool for all director searches and evaluates a nominee’s experience, gender, race, age, ethnicity, national origin, sexual orientation, skills and other qualities.

BOARD DIVERSITY SNAPSHOT

The graphics below illustrate the gender and racial diversity represented on our Board:

OUTSIDE ADVISORS

Our Board and each of its Committees may retain outside advisors and consultants of their choosing at the Company’s expense. The Board need not obtain management’s consent to retain outside advisors. Since 2021, the Compensation Committee has retained Mercer (US) Inc. (“Mercer”) to provide advice on executive compensation matters, including the Compensation Discussion and Analysis contained in this proxy statement. In connection with Mercer’s retention, the Compensation Committee conducted an assessment of potential conflicts of interest, considering various factors including the six factors mandated by the NYSE rules, and no conflicts of interest relating to its services were identified. See “Role of the Compensation Consultant” in the Compensation Discussion and Analysis for more information regarding the services provided by Mercer.

COMMITTEE CHARTERS & CODE OF BUSINESS CONDUCT AND ETHICS

The committee charters are reviewed at least annually, and each Committee recommends any proposed changes to the Board for approval. The charters of the Audit Committee, Compensation Committee, and Governance and Nominating Committee as well as the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and our Environmental Policy Statement are available on our website at investors.siriuspt.com/governance/governance-documents and may also be obtained upon request without charge by writing to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2024, there were no compensation committee interlocks or insider participants. During 2024, none of the members of our Compensation Committee was an officer or employee of our Company, and during fiscal year 2024, no executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers or directors serving on our Board and/or Compensation Committee. None of the members of the Compensation Committee during fiscal year 2024 had any relationship requiring disclosure under Item 404 of Regulation S-K for the fiscal year ended December 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

The Company has adopted a Related Person Transaction Policy pursuant to which our executive officers, directors, director nominees and principal shareholders, including their immediate family members, and any firm, corporation or other entity in which any of the foregoing persons is a general partner, limited partner or 10% beneficial owner are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction in which an executive officer, director, principal shareholder or any of such persons’ immediate family members has a direct or indirect material interest is required to be presented to our Audit Committee for review, consideration and approval.

All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transaction Policy is available on our website at: investors.siriuspt.com/governance/governance-documents.

RELATED PERSON TRANSACTIONS

The following is a description of certain relationships and transactions involving amounts in excess of $120,000 that the Company has entered into or participated in with our directors, officers, major shareholders and certain other related persons since January 1, 2024.

Transactions with CM Bermuda

On February 26, 2021, as part of the merger of Third Point Reinsurance Ltd. and Sirius International Insurance Group, Ltd., SiriusPoint Ltd. entered into an investor rights agreement (the “IRA”) with CM Bermuda. The IRA provided for, among other things, a standstill arrangement whereby CM Bermuda or its affiliates would not take any action in support of or make any proposal with respect to controlling, changing, or influencing the Company’s management business, capitalization or corporate structure. The standstill provisions terminate on the date in which CM Bermuda or its affiliates no longer have a designated representative on the Company’s board of directors.

On April 5, 2024, CMIG International affirmed in writing that Mr. Tan is no longer a representative of CMIG International on the Board as of April 5, 2024.

On August 1, 2024, the Company entered into a Confidential Settlement and Mutual Release Agreement (the “Settlement Agreement”), and concurrently therewith, a Share Repurchase Agreement (the “Share Repurchase Agreement” and, together with the Settlement Agreement, collectively, the “CMIG Agreement”), in each case, with CM Bermuda and CMIG International.

The Company paid CM Bermuda a total consideration of $261.3 million upon the closing of the transactions under the CMIG Agreement. Pursuant to the Settlement Agreement, the Company paid CM Bermuda for full satisfaction and discharge of all obligations and all other claims of any nature related to the Company’s Series A Preference Shares held by CM Bermuda and the related Certificate of Designation of Series A Preference Shares of the Company. Pursuant to the Share Repurchase Agreement, the Company repurchased 9,077,705 of the Company’s issued and outstanding common shares held by CM Bermuda for $125.0 million. The repurchased shares were cancelled and retired.

On October 30, 2024, Meng Tee Saw was appointed to the Board and the Risk and Capital Management Committee as a representative of CMIG International.

On December 30, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with CM Bermuda. Pursuant to the Securities Purchase Agreement, the Company agreed to repurchase (i) 20,991,337 warrants to purchase common shares of the Company held by CM Bermuda at $3.56 per warrant (the “Warrant Purchase”) and (ii) 45,720,732 common shares of the Company at $14.25 per common share (together with the Warrant Purchase, the “Purchase”). The aggregate amount payable by the Company under the Securities Purchase Agreement was approximately $733.0 million, including certain costs and expenses.

The Securities Purchase Agreement contemplates that payment thereunder be made in two tranches. The first payment of $250.0 million was made concurrently with the execution of the Securities Purchase Agreement. At the closing of the Purchase on February 27, 2025, the Company paid an additional $483.0 million to CM Bermuda.

In connection with the transactions contemplated by the Securities Purchase Agreement: (i) Mr. Saw resigned from the Board and each committee of the Board of which he was a member; and (ii) the Company and CM Bermuda terminated the IRA. Via the termination of the IRA, CM Bermuda no longer has observer rights on the Board. Following the closing of the Purchase, CM Bermuda no longer has any ownership rights in the Company.

Joint Venture and Investment Management Agreements

Daniel S. Loeb, an affiliate of Third Point LLC, has sole voting and dispositive power over approximately 9.5% of the common shares of the Company (as of March 15, 2025). As long as ownership by Third Point LLC and its affiliates (“Third Point”) persons remains in excess of 5% of the voting securities of the Company, Third Point is a related person. See “Security Ownership of Certain Beneficial Owners and Management.”

On July 31, 2018, Third Point Reinsurance Ltd. (as predecessor to the Company), Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Exempted Limited Partnership Agreement (the “2018 LPA”) of Third Point Enhanced LP (“TP Fund”) with Third Point Advisors L.L.C. (“TP GP”) and others, effective August 31, 2018. The 2018 LPA was subsequently amended and restated in 2019 and 2020, and on February 23, 2022, the Company entered into the Fourth Amended and Restated Exempted Limited Partnership Agreement of TP Fund with TP GP and the other parties thereto (the “TP Fund LPA”).

Pursuant to an investment management agreement between Third Point LLC and TP Fund, dated July 31, 2018, and as amended and restated on February 28, 2019, Third Point LLC is the investment manager for TP Fund. In addition, on July 31, 2018, Third Point Re BDA and Third Point Re USA (together the “TPRE Limited Partners”) and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners transferred certain net investment assets and related liabilities from their separate accounts to TP Fund, and TP Fund issued limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash were not transferred to TP Fund but are also managed by Third Point LLC under a separate investment management agreement, as discussed below under “—Investment Management Agreement.”

For more information regarding the TP Fund LPA and the 2022 IMA (as defined below), please refer to the summary below.

LIMITED PARTNERSHIP AGREEMENT OF THIRD POINT ENHANCED LP

Term and Termination Rights

The TP Fund LPA has a term ending on March 31, 2026 (the “Investment Period Termination Date”). On February 28, 2025, the Company provided notice to Third Point LLC of its intent to redeem all of its capital accounts as of the Investment Period Termination Date. Prior to the Investment Period Termination Date, the Company may terminate the TP Fund LPA in certain circumstances, including (1) at any time upon the written consent of the TPRE Limited Partners and TP GP or (2) upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.

Incentive Allocations

With respect to each of the TPRE Limited Partners, TP GP receives incentive allocations. An incentive allocation crystallizes as of each December 31, each withdrawal date that a TPRE Limited Partner effects a withdrawal, other than December 31, in respect of the amount withdrawn and if TP Fund is dissolved on a date other than December 31, the termination date (each an “Incentive Allocation Period”). Reallocation of a TPRE Limited Partner’s capital account as of a crystallization date is divided between the TPRE Limited Partner and TP GP as follows: 20% of the result of (x) the Net Increase (as defined in the TP Fund LPA) (if any) of the Capital Account (as defined in the TP Fund LPA) of a TPRE Limited Partner during such Incentive Allocation Period, minus (y) the Management Fee (as defined in the TP Fund LPA) debited from such Capital Account for such Incentive Allocation Period, minus (z) such partner’s Loss Recovery Account (as defined in the TP Fund LPA) balance for such Incentive

Allocation Period, shall be reallocated to TP GP (the “Incentive Allocation”). TP GP, in its discretion, may elect to reduce, waive or calculate differently the Incentive Allocation, with respect to any TPRE Limited Partner.

Management Fee

Pursuant to the TP Fund LPA, Third Point LLC is entitled to receive monthly management fees. Prior to the amendment and restatement of the TP Fund LPA and the 2022 IMA (as defined below), management fees were charged at the TP Fund level and were calculated based on 1.25% of the assets under management in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Enhanced Fund (as defined below) by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). Third Point LLC also serves as the investment manager for the Offshore Master Fund. Following the 2022 amendment and restatement of the TP Fund LPA, Third Point LLC is entitled to a fixed monthly management fee equal to 1.25% of the balance of each Capital Account (determined as of the beginning of the month before the accrual of the performance allocation and not including any exposure leverage of the TP Fund or any Capital Account).

INVESTMENT MANAGEMENT AGREEMENT (TPOC Portfolio)

On August 6, 2020, Third Point LLC (d/b/a Third Point Insurance Portfolio Solutions) (“TPIPS”) and the Company entered into an Investment Management Agreement, effective as of February 26, 2021 (the “TPIPS IMA”), pursuant to which TPIPS serves as investment manager to the Company and provides investment advice with respect to the investable assets of the Company, other than assets that the Company may withdraw from time to time as working capital. On February 23, 2022, the Company entered into an Amended and Restated Investment Management Agreement (the “2022 IMA”) with Third Point LLC and the other parties thereto, which amended and restated the TPIPS IMA.

Pursuant to the 2022 IMA, Third Point LLC provides discretionary investment management services with respect to a newly established TP Optimized Credit portfolio (the “TPOC Portfolio”), subject to investment and risk management guidelines, and continues to provide certain non-discretionary investment advisory services to the Company. The Company agreed to contribute to the TPOC Portfolio all amounts withdrawn from TP Fund on November 30, 2021, December 31, 2021 and January 31, 2022 that were not invested or committed for investment in other Third Point strategies.

Term and Termination Rights

The 2022 IMA will continue with respect to the TPOC Portfolio until the first of the following events to occur: (1) as of any month-end upon at least 120 days’ prior written notice from Third Point LLC, (2) upon the complete withdrawal of all of the assets in the TPOC Portfolio or (3) 45 days’ following the mutual agreement of the Company and Third Point LLC to terminate. The term of the 2022 IMA with respect to the advisory services may be terminated by the Company as of any calendar month-end, with at least 30 days’ prior notice. The Company and Third Point LLC have certain other termination rights as set forth in the 2022 IMA.

Withdrawal Rights

Under the 2022 IMA, we may withdraw our capital accounts in TPOC Portfolio (i) in full on March 31, 2026, upon notice to be provided to Third Point LLC on or prior to September 30, 2025, and each successive anniversary of such date or (ii) in accordance with the other withdrawal rights set forth in the 2022 IMA.

Incentive Fees

Under the 2022 IMA, the Company is obligated to pay Third Point LLC, from the assets of each sub-account, an annual incentive fee equal to 15% of out-performance over a specified benchmark for the investment management services provided in respect of the TPOC Portfolio. On March 31, 2026 or upon the termination of the 2022 IMA if earlier, an incentive fee in respect of each sub-account will be determined and paid as if such date were the last day of a calendar year. In addition, immediately after giving effect to such incentive fee payment, Third Point LLC will calculate a notional incentive fee in respect of each remaining sub-account on a cumulative basis from the establishment of such sub-account through such date as if no incentive fee had been paid in respect of such sub-account on or prior to such date, adjusted to account for withdrawals and management fees, in an amount equal to 20% for the first 2.5% of out-performance in respect of each sub-account, 25% for the next 2.5% of out-performance in respect of each sub-account and 30% of any further out-performance in respect of each sub-account. If such calculated amount exceeds the aggregate incentive fee actually paid with respect to any such sub-account, the Company is obligated to pay Third Point LLC the amount of such excess from each applicable sub-account.

Management Fees

The Company is obligated to pay Third Point LLC a monthly management fee equal to one twelfth of 0.50% (0.50% per annum) of the TPOC Portfolio, net of any expenses. The Company was obligated during the investment advisory term concluded on February 26, 2024 to pay a fixed advisory fee for Third Point LLC for investment advisory services (the “Advisory Fee”). The Advisory Fee has been fully paid by the Company.

Standstill Agreement with Mr. Daniel S. Loeb

On August 9, 2023, the Company entered into a standstill agreement with Daniel S. Loeb, which provides that he will not, subject to certain limited exceptions, make a take-over or purchase proposal for the Company or acquire more than 9.5% of the outstanding shares of the Company or an amount of ownership requiring regulatory approval. Further, the standstill agreement provides that Mr. Loeb would not take any action in support of or make any proposal with respect to controlling, changing or influencing the Company’s management, business, capitalization or corporate structure. The standstill agreement terminates on July 1, 2025 or a potential earlier date, subject to certain terms and conditions.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested parties desiring to communicate with the Board or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) by e-mail to Secretary@siriuspt.com or by mail at the following address:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

The Secretary will not forward to the Board, any Committee or any director communications of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Chief Legal Officer to be immaterial to the Company.

The Audit Committee of the Board has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls or auditing matters. Details of the hotline are available on our website at www.siriuspt.com.

DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS FOR FISCAL YEAR 2024

Our Director Compensation Policy provides for payment to each independent director of both an annual cash retainer and one or more grants of restricted shares.

Annual Cash Retainer

Pursuant to the terms of our Director Compensation Policy, our independent directors are entitled to receive an annual cash retainer of $137,500 per year, and certain additional cash payments for serving in certain roles as follows, where applicable:

○	Lead Independent Director of the Board: $50,000;

○	Non-Executive Chair of the Board: $100,000;

○	Chairs of the Audit and Risk and Capital Management Committees: $35,000; and

○	Chairs of the Investment, Compensation, and Governance and Nominations Committees: $20,000.

Annual cash retainers are paid in arrears in equal quarterly installments, and are prorated for partial years of Board service based on the number of days served by the applicable independent director during any such year.

Equity Incentive Grants

Pursuant to the Director Compensation Policy, each independent director is entitled to receive an annual grant of restricted shares with a grant date value of $137,500 (or such higher amount as approved by the Board). Restricted share grants are typically made on or around the date of the annual general meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant, and vest on the date of the next annual meeting of shareholders following the date of such grant, subject to the director’s continued service through such vesting date. For independent directors who join the Board after the grant date for the annual restricted share grant, but within the same calendar year as such grant, such directors will receive a restricted share grant equal to 50% of the annual restricted share grant for the year. Any independent directors that join the Board on or after January 1st of an applicable year and prior to the date of the annual grant will not be entitled to a pro-rated award for such period of service, but will receive their first award at the time of the next annual grant.

All restricted share grants made in 2024 were subject to the SiriusPoint Ltd. 2023 Omnibus Incentive Plan (the “2023 Omnibus Incentive Plan”) and applicable award agreements entered into between the Company and the director. The restricted share awards granted during 2024 are scheduled to fully vest on May 31, 2025, subject to the director’s continued Board service through the vesting date.

Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. As a result, Messrs. Egan, Tan and Loeb were not compensated for their services as directors during 2024. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

2024 DIRECTOR COMPENSATION

NAME	FEES EARNED OR PAID IN CASH ($)	RESTRICTED SHARE AWARDS(9),(10) ($)	OPTION AWARDS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Susan L. Cross (1)	83,065	137,500	—	—	220,565
Rafe de la Gueronniere(2)	157,500	137,500	—	—	295,000
Daniel S. Loeb(3)	—	—	—	—	—
Sharon Ludlow(4)	172,500	137,500	—	—	310,000
Mehdi A. Mahmud(5)	157,500	137,500	—	—	295,000
Bronek Masojada(6)	237,500	137,500	—	—	375,000
Franklin Montross IV(7)	172,500	137,500	—	—	310,000
Jason Robart(8)	157,500	137,500	—	—	295,000
Peter W.H. Tan(3)	—	—	—	—	—

(1)	Ms. Cross’ cash fee was prorated commencing on the date of her appointment to the Board on May 24, 2024.
(2)	Mr. Gueronniere received a base cash fee of $137,500, and a supplemental cash fee of $20,000 as a result of his service as Chair of the Investment Committee.
(3)	Messrs. Loeb and Tan did not receive any compensation in 2024 as non-independent directors.
(4)	Ms. Ludlow received a base cash fee of $137,500, and a supplemental cash fee of $35,000 as a result of her service as Chair of the Audit Committee.
(5)	Mr. Mahmud received a base cash fee of $137,500, and a supplemental cash fee of $20,000 as a result of his service as Chair of the Governance and Nominating Committee.
(6)	Mr. Masojada received a base cash fee of $137,500, and a supplemental cash fee of $100,000 as a result of his service as Chair of the Board.
(7)	Mr. Montross received a base cash fee of $137,500 and a supplemental cash fee of $35,000 as a result of his service as Chair of the Risk and Capital Management Committee.
(8)	Mr. Robart received a base cash fee of $137,500 and a supplemental cash fee of $20,000 as a result of his service as Chair of the Compensation Committee.
(9)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions forth in Note 18, “Share-Based Compensation and employee benefit plans,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which are hereby incorporated herein by reference.
(10)	The restricted shares were awarded to the independent directors on May 21, 2024 under our 2023 Omnibus Incentive Plan and will vest on May 31, 2025, subject to the director’s continued service through such date. As of December 31, 2024, our non-employee directors during 2024 held the following number of outstanding restricted shares:

NAME	NUMBER OF UNVESTED RESTRICTED SHARES	NAME	NUMBER OF UNVESTED RESTRICTED SHARES
Susan L. Cross	10,528	Bronek Masojada	28,469
Rafe de la Gueronniere	10,528	Franklin Montross (IV)	10,528
Daniel S. Loeb	—	Jason Robart	22,216
Sharon Ludlow	10,528	Peter W.H. Tan	—
Mehdi A. Mahmud	10,528

EXECUTIVE OFFICERS

The following table sets forth information regarding the individuals who serve as our executive officers as of the date hereof.

NAME	AGE	POSITION
Scott Egan	53	Chief Executive Officer & Director
James J. McKinney	45	Chief Financial Officer
David E. Govrin	61	Group President and Chief Executive Officer of Global Reinsurance
Rob Gibbs	50	Chief Executive Officer, SiriusPoint International
Anthony Shapella	42	Group Chief Underwriting Officer

SCOTT EGAN

Mr. Egan is Chief Executive Officer at SiriusPoint, having joined the Company in September 2022. Most recently the Chief Executive Officer of Royal Sun Alliance (RSA) UK & International from January 2019 to December 2021. Mr. Egan brings over 25 years of insurance industry experience to SiriusPoint. Mr. Egan served on the board of directors of RSA Insurance Group PLC from March 2015 to February 2022, formerly as CFO and latterly CEO of its UK and International business. He has held senior positions at a number of companies including Aviva, Zurich Financial Services, Brit Insurance and Towergate Broking. Mr Egan has a range of experience working across large domestic and international corporate, as well as private-equity backed businesses. He brings deep knowledge across retail financial services, and specific expertise in risk management and financial management. Mr. Egan currently serves as the Chairman of Premium Credit Group, a U.K. private company, a position he has held since November 2022.

Chief Executive Officer since 2022 Age 53
JAMES J. McKINNEY

Mr. McKinney has served as Chief Financial Officer of SiriusPoint Ltd. since June 2024. Mr. McKinney is an experienced finance leader with a range of exposures to publicly-traded financial services companies. Throughout his career, Mr. McKinney has held a variety of leadership roles. Most recently, Mr. McKinney was the EVP & CFO of Kemper Corporation from November 2016 to December 2023 where he architected the company’s strategic reset. Prior to Kemper, Mr. McKinney was the CFO of Banc of California from September 2015 to November 2016 where he helped build the infrastructure that enabled the bank to grow from $3.5 bi in assets to $11B in assets.

Mr. McKinney has a Master’s in Accounting from Northern Illinois University and a Bachelor of Arts from DePauw University with majors in Economics and Computer Science.

Chief Financial Officer since October 2024 Age 45

DAVID E. GOVRIN

Mr. Govrin currently serves as Group President and Chief Executive Officer of Global Reinsurance. Previously Mr. Govrin served as Group President and Chief Underwriting Officer until January 2025. Mr. Govrin brings 32 years’ industry experience to the SiriusPoint leadership team. He has a diverse background having split his career in various roles on the advisory side of the industry and risk taking across a range of products and sectors. His background includes reinsurance brokerage, investment banking, capital markets, private equity, and underwriting. Mr. Govrin has served in a variety of senior positions at Third Point Reinsurance and was most recently President of Third Point Reinsurance (USA) Ltd., a position he held since May 2019. He also served as Head of Business Development of Third Point Reinsurance and began at Third Point Re in April 2017 as an Executive Vice President, Underwriting. Prior to joining Third Point Re, he was a Vice President in Berkshire Hathaway’s Reinsurance Group for seven years and a key member of the underwriting team. Before joining, Berkshire, Mr. Govrin founded Hudson Insurance Capital Partners in 2007, a specialty insurance-focused private equity fund, and Sierra Re Advisors, a boutique reinsurance intermediary. Prior to forming Sierra in 2006, Mr. Govrin built his reinsurance career at Goldman Sachs (1997-2002) and Guy Carpenter (1989-1997), in addition to Citigroup and Ritchie Capital Management. Before entering the reinsurance business in 1989, Mr. Govrin spent three years in fixed income at Dean Witter Reynolds and began his career in 1985 as a commercial credit analyst at Horizon Bank.

Mr. Govrin holds a BS/BA in finance/real estate from the University of Denver, and an MBA in finance from New York University’s Stern School of Business.

Group President and Chief Executive Officer of Global Reinsurance since March 2021 Age 61

ROB GIBBS

Mr. Gibbs joined SiriusPoint International in December 2022. An Associate of the Chartered Insurance Institute (CII), Mr. Gibbs’ career in re/insurance spans over two decades in various underwriting and management positions with RSA. Prior to joining SiriusPoint International, Mr. Gibbs was Commercial Managing Director of RSA Insurance Group, a British multinational insurance company, from 2001 to December 2022, where he held various positions, including as Commercial Managing Director, Commercial Risk Solutions Managing Director, and Motability Managing Director. His achievements in that role include creating a single strong and profitable Commercial Lines business and leading the U.K. Corporate business to be considered ‘best in class’ at People & Partnerships, providing exceptional service and solutions to RSA’s commercial insurance customers. He also served on the board of RSA’s reinsurance company. Mr. Gibb’s previous roles at Motability include Director, Director Southern Regions, UK Mid-Market Managing Director, Profitability and Strategy Director UK Mid-Market, New Business Manager RSA Corporate and London Market Underwriter.

Mr. Gibbs holds Director roles on the Sirius International Managing Agency (SIMA) and Sirius International (SINT) board of directors as well as leading the international business and SINT entity.

Chief Executive Officer, SiriusPoint International since December 2022 Age 50
ANTHONY SHAPELLA

Mr. Shapella has served as Group Chief Underwriting Officer at SiriusPoint since January 2025. Mr. Shapella joined the Company in September 2023 as Deputy Chief Underwriting Officer, after previously serving in several roles at AIG over a ten-year period from October 2012 to September 2023, including Global Head of Portfolio Analytics, Chief Risk Officer for Financial and Liability Lines and Risk Aggregation Analytics Director. Prior to that, Mr. Shapella worked for Towers Watson in insurance consulting and reinsurance brokerage roles.

Mr. Shapella has an MBA from Fox School of Business at Temple University and a BS in Business Administration/Finance from Mount St. Mary’s University.

Group Chief Underwriting Officer since 2025 Age 42

EXECUTIVE COMPENSATION

PROPOSAL 2	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
TO APPROVE, BY A NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with Section 14A of the Exchange Act, the Company’s shareholders are entitled to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”). This non-binding advisory vote, commonly known as a “Say-on-Pay” vote, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to

●	attract, motivate and retain executives of outstanding ability to meet and exceed the demands of our business,

●	focus management on optimizing shareholder value and fostering an ownership culture,

●	create appropriate rewards for outstanding performance and reduced compensation for underperformance, and

●	be competitive and foster collaboration by rewarding executives for their contribution to our overall performance and financial success.

We believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our shareholders and that the total compensation packages provided to our NEOs are reasonable and not excessive.

For these reasons, the Board is asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As an advisory vote, this Proposal 2 is not binding on the Board or the Compensation Committee (or any other committee of the Board), will not overrule any decisions made by the Board or the Compensation Committee (or any other committee of the Board) and will not require the Board or the Compensation Committee (or any other committee of the Board) to take any specific action. The outcome of this vote does not create or imply any change to the fiduciary duties of the Company or its Board or any of its committees (or any individual member thereof), or create or imply any additional fiduciary duties. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

COMPENSATION DISCUSSION AND ANALYSIS

I.	OVERVIEW

This Compensation Discussion and Analysis (“CD&A”) provides an overview of the business context and results, as well as the material components of our executive compensation program, and the compensation of our NEOs.

Our NEOs for fiscal year 2024 were the following executive officers:

●	Scott Egan, Chief Executive Officer and Director

●	James J. McKinney, Chief Financial Officer

●	David E. Govrin, Group President and Chief Underwriting Officer

●	Rob Gibbs, President & CEO, SiriusPoint International

●	Stephen Yendall, former Chief Financial Officer

II.	EXECUTIVE SUMMARY

2024 Performance Highlights

2024 is the second full year of performance of Mr. Egan and his leadership team. The Company has experienced a successful turnaround of the business starting from Mr. Egan’s appointment in September 2022 through 2023, and has continued to build on this foundation in 2024.

The Company delivered an exceptionally strong set of financial results in 2024, with much improved underwriting and investment performance.

All three earnings engines outperformed in 2024 delivering an underwriting profit for the Core Business of $200 million (up 34% versus fiscal year 2023 excluding loss portfolio transfers or “LPTs”); 100% owned A&H managing general agents (“MGAs”); net service fee income was $42 million (up 36% versus fiscal year 2023) with carrying book value of $89 million; net investment income was $304 million which was ahead of plan.

The Company’s major performance accomplishments of 2024 included, but are not limited to, the following:*

●	FY24 Core combined ratio of 91% which is a 2-point improvement (excluding LPTs) driven by 4-points of attritional loss ratio improvement on prior year.

●	Strong continuing lines gross premium written growth of 21% in the fourth quarter of fiscal year 2024 contributed to overall growth of 10% on prior year. This resulted in the ninth consecutive quarter of positive underwriting result and targeted growth.

●	Good stewardship of capital, with a relentless focus on value creation. The repurchase transaction with CM Bermuda which closed on February 27, 2025 simplified the shareholder and governance structure, while reducing volatility in the income statement from legacy financial instruments. The agreement was immediately accretive to book value per share and meaningfully accretive to our earnings per share and return on equity (“ROE”) metrics.

●	Continued prudent approach to reserving and managing volatility resulted in 15 consecutive quarters of favorable prior year development, surpassing insurance reserves liability duration of 3 years. The company managed through Hurricane Milton and the California wildfires with estimated losses of $40 million and $60 to $70 million respectively and were shielded from deterioration by a retrocession program.

●	Strong capital position and healthy balance sheet producing target returns, underlying ROE in fiscal year 2024 of 14.6% and diluted book value per share up 10% on prior year to $14.64.

*Note: Certain of these compensation performance metrics are non-GAAP financial measures. Please see Appendix A for our calculation of these measures and a reconciliation to the most directly comparable GAAP financial measures.

Additional 2024 strategic business highlights include the following:

●	The business has continued on its path to simplification with the ongoing rationalization of MGA equity stakes down to 20 from 36. The deconsolidation of Arcadian Risk Capital Ltd. has also been completed with no future impact to net income. The capital structure has also been simplified through $400 million debt re-financing, $994 million CMIG shareholder transactions and $115 million debt retirement.

●	The foundations of the business have been further strengthened through reducing volatility. The team have increased the mix from Specialty, MGA and A&H while reducing the Property mix from 22% to 14% of the portfolio. 3 LPTs have been delivered covering $2.1 billion of reserves, removing risk from exited businesses with more than 95% limit remaining on all LPTs.

●	The team have focused on profitability and delivering strong ROE with medium term ROE target increasing for two successive years. FY24 underlying ROE of 14.6% is at the upper end of the across the cycle target range of 12-15%.

●	We have built upon the significant changes made to the executive leadership team and the senior leadership team, bringing in further outstanding high-caliber leaders in key areas such as Underwriting, Pricing, Actuarial and Claims.

●	Our culture has continued to evolve and has been a key leadership priority since we believe a healthy, performance-oriented culture will help us to attract and retain the right people and incentivize our team to keep delivering on our promises to our stakeholders. This is bearing fruit as we continue to attract high-caliber individuals to our business. Building on the very clear Purpose, Vision, and Values that were delivered in 2023 we have built a set of leadership principles to guide and fuel outstanding leadership to deliver our aspirations.

●	We continued to see improved employee engagement in 2024, as evidenced in employee engagement survey results.

●	Listening groups are a key feature of our culture and we regularly get together with cross-functional employee groups at all locations to hear what is on their minds and ideas for improving our business and have a track record of taking action off the back of these sessions.

These accomplishments provide context for the compensation decisions taken for the performance year 2024. Our focus for 2025 is to build on last year’s progress, retain our underwriting-first approach,and to move the business forward to ultimately becoming best-in-class in the future.

For further information regarding the Company’s financial performance in the year ended December 31, 2024, please refer to our Form 10-K filed with the Securities Exchange Commission on February 21, 2025.

SiriusPoint’s 2024 Compensation Highlights

The Company’s 2024 executive compensation program was designed to promote our pay-for-performance philosophy, with a significant majority of our NEOs’ direct compensation delivered in the form of at-risk, variable compensation (in the form of both short-term cash incentives and long-term equity incentives), as well as our commitment to sound corporate governance and proper risk-management. The 2024 program was designed to be aligned with the interests of our shareholders by tying executive compensation to metrics that we believe support the creation of long-term shareholder value.

The Compensation Committee reviews and evaluates the performance and compensation of our NEOs annually, assessing performance in relation to our strategic, operational and financial performance.

In designing the 2024 program, the Compensation Committee reviewed the short-term incentive (“STI”) and long-term incentive (“LTI”) structures that were put in place in 2023, and determined that they remained appropriate for driving the desired performance outcomes in 2024. The STI and LTI plans are as follows:

●	The STI plan is made up of two components: Core Combined Ratio (70%) and Strategic Objectives (30%). Importantly nothing can become payable under the STI plan unless a threshold of Core Combined Ratio performance is delivered. This clearly underpins the philosophy of “underwriting first” that has been developed and implemented at SiriusPoint to drive a clear business focus on underwriting results.

●	The LTI plan is made up of a combination of an award of a number of performance based restricted stock units (“PSUs”)and time-based restricted stock units (“RSUs”), with 75% of annual awards being granted as PSUs and 25% as RSUs. The vesting of PSUs is 100% driven by the growth of net book value per share over a compound 3-year period, and the RSUs are designed to be a retentive factor alongside the performance driven factor.

Full details of the plans can be found in later sections of this report, and these plans are considered as fundamental driving platforms to support the drive to build a high performance oriented culture.

The Compensation Committee also reviewed the Shareholding Requirements Policy for the NEOs and other members of the Executive Leadership Team, and changes were made to take effect from January 1, 2025. The revised policy is outlined below.

The Compensation Committee also considered a Risk Review of performance and compensation outcomes as part of its determination of the incentive plan results for the year.

PAY-FOR-PERFORMANCE ALIGNMENT

The performance culture at SiriusPoint is a defining feature of how we run our business and our remuneration approach and incentive plan operation are critical in supporting and sustaining this culture. Our executive compensation program is designed to be aligned with the interests of our shareholders and to create long term shareholder value.

The Compensation Committee reviews and evaluates the performance of our NEOs annually, assessing performance in relation to the Company’s strategic, operational and financial performance over both the short and long term. The Compensation Committee sets challenging targets for all performance-based compensation to further align executive compensation with the long-term interests of the Company’s shareholders. We believe that in fiscal year 2024 the business performance and resultant impact on executive compensation were very much aligned with the delivery of strong shareholder returns:

●	Base salaries for NEOs were increased by 4% between 2023 and 2024.

●	In light of the financial results outlined above, the overall Company bonus pool was funded at 151.3% of target. Once the overall Company bonus pool is determined what is actually paid out of the STI plan is determined by an assessment of performance, and as a result, the NEOs’ bonus levels vary.

●	Long-term incentives were granted in 2024 in the form of PSUs where vesting is contingent on company performance measures being achieved (75% weighting) and RSUs where vesting is subject to continuous service (25% weighting). The target LTI opportunities for NEOs reflect market practice, their experience and performance, retention considerations and their employment agreements.

These outcomes are discussed more fully in the report.

In determining the Company’s operating plan for fiscal year 2025, as agreed to by the Board, the Compensation Committee determined to strengthen the incentive targets for 2025. The Core Combined Ratio target in the STI plan was strengthened from 92.9% to 91.3%, with a range from 96.0% at threshold to 88.3% at maximum. We align the STI plan with our shareholders interests with modest payments being made at threshold and maximum payments being made only at a exceptionally strong level of COR combined ratio.

SUMMARY OF OUR EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO	WHAT WE DON’T DO
We focus on attracting and retaining superior and diverse executive talent	We do not award stock options with an exercise price below 100% of fair market value

We require officers and directors to satisfy meaningful share ownership requirements	We do not allow our directors, executive officers, employees or their related persons to pledge the Company’s securities as collateral for loans or for any other purpose

We seek to mitigate undue risk in compensation programs through informed performance goal-setting that considers multiple financial and non-financial factors	We do not allow our directors, executive officers, employees or their related persons to hedge the Company’s securities

Our Compensation Committee retains the services of an independent compensation consultant	We do not provide “gross-ups” for golden parachute taxes

We generally consider market and industry data when setting executive pay, using the median as a reference point to understand the general market	We do not reprice stock options unless approved in advance by our shareholders

We maintain a clawback policy applicable to executive officers in the event of a financial statement restatement, and, in January 2024, we expanded this policy to allow recoupment for serious/gross misconduct	We do not incentivize excessive risk-taking through our compensation programs, and a review of risk events forms part of the Compensation Committee’s considerations when making award decisions

We offer double-trigger change-in-control benefits

Results of Say-on-Pay Vote

The Compensation Committee considers the outcome of the annual shareholder advisory vote on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program generally. At our 2024 annual general meeting of shareholders, our shareholders approved the compensation paid to our then-serving NEOs in a non-binding advisory vote. Approximately 82% of the shareholders who voted on the proposal voted in favor of the proposal.

The 2024 say-on-pay vote related to compensation paid to NEOs during 2023. The Compensation Committee reviewed the say-on-pay results carefully, and after considering the shareholder support for the turnaround and subsequent ongoing successful results of the Company and the fact that significant positive changes had already been made to the Company’s executive compensation program, it concluded that it was not necessary to make further changes in response to the 2024 say-on-pay vote. The Compensation Committee will continue to consider results from the annual say-on-pay vote, including the results from the 2024 Annual General Meeting, as well as other shareholder input, when reviewing executive compensation programs, principles, and policies.

III.	COMPENSATION DETERMINATION PROCESS

Our Compensation Committee leads a rigorous annual process to evaluate whether we offer compensation in accordance with our pay-for-performance philosophy.

EVALUATE		APPROVE
●	Market data from independent compensation consultant	●	Company performance metrics for annual and long-term compensation, and specific targets, thresholds and maximums for each measure
●	Peer group composition	●	Individual performance goals for NEOs
●	Ability of compensation program to attract and retain superior talent	●	Achievement of performance metrics for annual incentive plan and long-term incentive plan
●	Alignment of performance measures with overall strategy	●	Salary, benefits and target annual and long-term incentive compensation levels for NEOs
●	Feedback from annual-say-on-pay vote
DISCUSS
●	Progress against financial and strategic goals
●	Report from Chief Risk Officer on any material risk items, to inform incentive award decisions
●	Risk assessment of executive compensation program
●	Market and governance practices

IV.	COMPENSATION PHILOSOPHY AND OBJECTIVES

We refer to the overall objectives of our executive compensation practices for our executive officers as the “Total Rewards Strategy.” In 2024, our Total Rewards Strategy was to:

●	Continue to attract and retain market leading talent to support our drive to becoming a best in class (re) insurer;

●	Provide compensation and benefits packages that are competitive with other peer companies operating in the reinsurance and insurance industry;

●	Support a high-performance environment by linking executive pay with Company and individual executive performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors;

●	Support alignment between risk management and reward, through design features and the embedding of provisions, such as a balance of fixed-variable pay; share ownership requirements; variable pay deferral through the use of long-term incentives, and potential for risk review and adjustment of variable pay, such that a significant proportion of pay is “at-risk”; and

●	Focus on long-term performance to support shareholder value creation and retain executives.

V.	PEER GROUP

The Compensation Committee uses a peer group to evaluate executive compensation decisions. The Compensation Committee believes that the Company’s peer group should reflect the markets in which the Company competes for business, executive talent and capital. Accordingly, the peer group includes companies meeting one or more of the following peer group selection criteria:

1.	Industry and scope of business,

2.	Size based on revenue and market capitalization,

3.	Importance of capital allocation, investments and risk management, and

4.	Comparable pool of talent and global presence.

The 2024 compensation peer group consisted of the following companies:

●	Argo Group International Holdings, Ltd.	●	The Hanover Insurance Group, Inc.	●	RenaissanceRe Holdings Ltd.
●	Axis Capital Holdings Ltd.	●	Hiscox Ltd.	●	RLI Corp.
●	Employers Holdings, Inc.	●	James River Group Holdings, Ltd.	●	Selective Insurance Group, Inc.
●	Enstar Group Limited	●	Markel Corporation	●	White Mountains Insurance Group Ltd.
●	Global Indemnity Limited	●	ProAssurance Corporation	●	W.R. Berkley Corporation

Our assets, revenue, and market capitalization compared to our peer group were as follows (values in millions):

	ASSETS[1]	REVENUES[1]	MARKET CAPITALIZATION[2]
SiriusPoint	$12,525	$2,656	$2,654
Relative Peer Group Position: 2024 Peer Group[3]	50th percentile	48th percentile	29th percentile

(1)	Represents revenue for the trailing four quarters ended December 31, 2024. Revenues shown in U.S. dollars using Standard & Poor’s Capital IQ.

(2)	Represents market capitalization as of December 31, 2024.

(3)	Relative peer group positioning excludes Argo Group International Holdings Ltd., which was acquired by Brookfield Reinsurance in November 2023.

VI.	ELEMENTS OF OUR COMPENSATION PROGRAM

For fiscal year 2024, the compensation packages for our executive officers consisted primarily of:

●	base salary;

●	annual cash incentive compensation;

●	long-term incentive compensation;

●	certain perquisites; and

●	retirement, health and welfare benefits.

Set forth below is a discussion of each of these elements of total compensation, our rationale behind providing each element, and how we believe each element fits into our overall compensation philosophy. We have designed each element of the Total Rewards Strategy to attract and retain a talented executive team and to incentivize the desired behaviors and business results for the Company.

		ELEMENT	PURPOSE
FIXED		BASE SALARY

●    To provide base compensation for our executive officers’ ongoing performance of job responsibilities throughout the year.

●    To attract and retain executive officers with the knowledge, skills and abilities necessary to successfully execute their job responsibilities.

●    To recognize each executive officer’s position, role, responsibility and experience.

VARIABLE	Short-term	ANNUAL CASH INCENTIVE

●

To focus our executive officers on achieving the annual goals of the Company by paying rewards to the extent the goals are fulfilled.

●

To recognize how our executive officers have performed in meeting their established goals for the year.

●

To reward exceptional performance through increased cash incentive payouts (subject to the overall annual cash incentive pool), and lower payouts where individual performance is below expectations.

	Long-term	EQUITY AWARDS	● To align the interests of employees with shareholders through meaningful equity participation and long-term ownership. ● To promote the long-term retention of our executive officers.
ADDITIONAL BENEFITS		Retirement, Health and Welfare Benefits

●     To provide our executive officers with an opportunity to save for retirement.

●

To help ensure that we have productive and focused executive officers through reliable and competitive health and other benefits.

	Benefits	Perquisites (for certain NEOs working outside of their home country)

●

To attract and retain key executive officers in Bermuda (in line with typical insurance/reinsurance industry and Bermuda-based company practice).

●

To rationalize the income of expatriate executive officers, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income that such employees would earn as employees within their native countries.

VII.	BASE SALARY

Generally, the minimum base salary for each of our NEOs is set in their respective employment agreements or offer letters or similar agreements with the Company. Salaries for our NEOs are based on several factors, including the scope of job responsibilities, experience, expertise, performance and competitive market compensation. The Company reviews base salaries on a periodic basis, and from time to time, salaries may be adjusted to reflect promotions, increases in responsibilities and competitive considerations.

The table below sets forth the 2024 annualized base salary rates for each of our NEOs:

NEO	BASE SALARY 2024 ($)
Scott Egan(1)	$1,144,000
James J. McKinney(2)	$625,000
David E. Govrin	$676,000
Rob Gibbs(3)	$488,631
Stephen Yendall(4)	$493,465

(1)	Mr. Egan’s base salary is paid in Bermudian dollars. The currency is on par with the U.S. dollar, and no conversion is needed.

(2)	Mr. McKinney was appointed Chief Financial Officer of the Company on June 3, 2024.

(3)	Mr. Gibbs’s base salary is paid in British pounds. The amounts reported in this table for Mr. Gibbs have been converted to U.S. dollars using the December 31, 2024, spot rate of 1.2529 U.S. dollars to British pounds.

(4)	Mr. Yendall was terminated from employment on June 7, 2024. Mr. Yendall was paid in Canadian dollars. The amount reported in this table for Mr. Yendall has been converted to U.S. dollars using the December 31, 2024, spot rate of 0.6954 U.S. dollars to Canadian dollars. Mr. Yendall earned $265,495 of his base salary prior to his termination.

VIII.	ANNUAL CASH INCENTIVE PAY

The primary purpose of annual cash incentive pay is to reward executive performance during the year based upon the achievement of business and individual goals.

Performance metrics are set based on the short-term measures that the Compensation Committee deems necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

Annual Cash Incentive Plan for 2024

Each of the NEOs, participated in our annual cash incentive plan (the “Annual Incentive Plan”) pursuant to which they were eligible to receive a cash incentive award based primarily on company performance during the year. The total cash incentive pool for the 2024 Annual Incentive Plan was calculated by applying the actual results of the financial metric, weighted at 70%, and the strategic metrics, weighted at 30%. The financial and strategic metrics for the 2024 Annual Incentive Plan were intended to motivate continued progress with the turnaround of the business.

For 2024, the Compensation Committee used one financial performance metric (Core combined ratio) to incentivize all leaders and colleagues to focus on profitability and the achievement of a shared goal. The Compensation Committee selected Core combined ratio as the sole financial performance metric under the 2024 Annual Incentive Plan because the Compensation Committee believes it effectively measures the profitability of the Company’s business. The Core combined ratio metric is commonly used by industry peer companies to measure performance and the value created through effective underwriting. The 2024 Core combined ratio goal was designed to be challenging but achievable with strong management performance.

The strategic objectives listed in the table below were deemed critical to establishing a strong foundation for the future direction and operation of the Company.

Strategic Objective
Improve strategic focus in the business and build a high performance culture
Deliver a longer-term strategy for SPNT
Deliver focused and profitable growth in top line without adding to bottom line cost/risk
Deliver ROTE (Return on tangible equity) goals
Deliver MGA Strategy
Build a more sustainable business that is setting down roots for becoming best in class

The Core combined ratio financial performance metric had a potential performance range of 50% at threshold to 200% at maximum for its 70% contribution (with no payout below threshold). The strategic objectives had a potential performance range of 0% to 100% of target for their 30% weighting (with no payouts if the Core combined ratio financial performance metric was below threshold). As a result, the maximum funding level of the Annual Incentive Plan was 170% of the aggregate target bonus amounts for all participants in the Annual Incentive Plan.

2024 Annual Cash Incentive Metrics
Annual Cash Incentive Performance Metrics	Threshold	Target	Maximum	Actual Result	Actual Payout as a % of Target	Weight	Bonus Pool Funding
Core combined ratio(1)	93.9% 50% payout (0% if greater than 93.9%)	92.9% 100% payout if at target	<=89.9% 200% payout if equal to this target or lower	91.0%(2)	173.0%	70.0%	151.3%
Strategic Goals	Not Met/Partial 0/50% payout cliff		Fully Achieved 100% payout	See narrative below	100.0%	30.0%

(1)	See Appendix A: Non-GAAP Financial Measures for definitions of “Core combined ratio” and all other non-GAAP financial measures referenced herein.

(2)	The Company’s payout factor is determined based on Core combined ratio with an assumption of target incentive payout, which translates to 90.7%.

The individual Annual Incentive Plan payments to the NEOs were determined by the Compensation Committee based on the target annual cash incentive opportunity for each applicable NEO and the amount of the overall total cash incentive pool. These amounts could then be modified by the application of business unit/function and individual performance modifiers (as determined in the discretion of the Compensation Committee and the CEO based upon individualized performance goals set for each such NEO by the Compensation Committee in March 2024), as illustrated below:

In February 2025, the Compensation Committee reviewed the Company’s performance for the 2024 fiscal year, and determined that the Company’s Core combined ratio was 91%, resulting in a payout factor of 173% of target for the financial performance metric. The Compensation Committee also assessed the Company’s progress with respect to the six Company-wide strategic objectives approved in February 2024. Within each area, potential actions were identified for management to pursue. In February 2025, the Compensation Committee assessed performance as summarized below. Based on this discussion, the Compensation Committee determined that the strategic goals metric was achieved at 100% of target.

Strategic Objective	Achievements

Improve strategic focus in the business and build a high-performance culture.

●     Refined operating model with a particular focus on embedding the underwriting model.

●     Built portfolio and underwriting capabilities.

●     Grown and strengthened MGA capabilities and strategic MGA partners.

●     Built a high performing culture by building and embedding a “One Sirius Point’ business culture which significantly drove the focus on performance, collaboration, cost and continuous improvement.

Deliver a longer-term strategy for SPNT.	● Focused on a 5-year horizon, and built out the ambitions for the business around lines of business and target growth in reinsurance and insurance.
Deliver focused and profitable growth in top line without adding to bottom line cost/risk.

●     Shifted the portfolio during 2024 into targeted specialisms as per the plan.

●     Took opportunities for targeted growth in target areas.

●     Ensured underwriting strategy focused on right areas.

●     Allocated/moved capital accordingly to align with strategy.

Deliver ROTE (Return on tangible equity) goals.

●     Delivered returns of 10.5%(1) in 2024 (subject to adjustment linked to capital excess linked to performance and MGA disposals/accounting).

●     Improved capital fungibility and liquidity across the group and to the holding company.

Deliver MGA Strategy.	● Continued with the divestiture of MGA assets identified as non-core in line with MGA strategy. ● Found ways to crystallize unrealized value of MGAs.
Build a more sustainable business that is setting down roots for becoming best in class.

●     Delivered on 2024 plan and timescales for “Anchor Projects”.

●     Implemented People Strategy for 2024 and improved succession pipelines in targeted areas to support sustainability.

●     Implemented agreed IT road-map and Finance Transformation.

●     Continued to build a focus on risk management and make it a core part of our business mindset.

●     Strengthened the embedding of the three lines of defense operating mode, and risk metrics/ratings in all ELT functions.

(1)  “ROTE” refers to return on tangible equity and is calculated as the Company’s net income for the period over the average tangible equity available to common shareholders.

The Compensation Committee also considered a report from the Chief Risk Officer to consider if any downward adjustment to the funding or individual awards should be made for risk-related items. After considering the Chief Risk Officer’s report, the Compensation Committee concluded that the scoring of the components of the plan were appropriate, and there were no factors that warranted adjustment for risk-related items.

The chart below sets forth our participating NEOs’ target annual cash incentive opportunities under the 2024 Annual Incentive Plan and the actual cash incentive paid to each such NEO who was entitled to receive a bonus payment under the Annual Incentive Plan for fiscal year 2024. For 2024, each of these NEOs had an annual cash incentive target opportunity that was expressed as a percentage of the NEO’s year-end base salary. The actual annual incentive payout for each NEO was determined by the application of business unit/function and individual performance modifiers (as determined in the discretion of the Compensation Committee and, for Messrs McKinney, Govrin, and Gibbs, the CEO, based upon individualized performance goals set for Messrs. Egan, Govrin, and Gibbs by the Compensation Committee in March 2024 and for Mr. McKinney at the time of his hiring) to the target annual cash incentive opportunity. As a result, different levels of payout were allocated to each NEO. The annual cash incentive target opportunities were determined by the Compensation Committee based on seniority, role and responsibilities within the Company, experience level, and competitive market data.

	TARGET ANNUAL CASH INCENTIVE OPPORTUNITY		ACTUAL ANNUAL INCENTIVE PAID
NEO	% OF BASE SALARY	($)	ANNUAL CASH INCENTIVE*	($)
Scott Egan(1)	140%	1,601,600	151.3%	2,423,221
James J. McKinney(2)	100%	363,014	151.3%	549,240
David E. Govrin	100%	676,000	165.0%	1,115,400
Rob Gibbs(3)	100%	488,631	80.0%	390,905
Stephen Yendall(4)	100%	493,465	—%	—

*Expressed as a percentage of the amount of the Target Annual Cash Incentive Opportunity.

(1)	Mr. Egan is paid in Bermudian dollars. The Bermudian dollar is equivalent to the U.S. dollar, and no conversion is necessary.

(2)	Mr. McKinney commenced employment with the Company on June 3, 2024, and his Actual Annual Incentive Paid value was prorated based on the number of days he worked in fiscal year 2024.

(3)	Mr. Gibbs is paid in British pounds. The amounts reported in this table for Mr. Gibbs have been converted to U.S. dollars using the December 31, 2024, spot rate of 1.2529 U.S. dollars to British pounds.

(4)	Mr. Yendall was not eligible for an annual cash award pursuant to the Annual Incentive Plan due to his termination on June 7, 2024. He received a pro-rated amount of his Target Annual Cash Incentive at the time of his termination based on the number of days he worked in fiscal year 2024. Mr. Yendall was paid in Canadian dollars. The amount reflected in this table has been converted to U.S. dollars using the December 31, 2024, spot rate of 0.6954 U.S. dollars to Canadian dollars.

IX.	LONG-TERM INCENTIVES

The purpose of LTIs is to align the interests of our employees with those of shareholders through meaningful equity participation. The program can generate significant value when executives drive the Company to achieve long-term results. The following principles govern our LTI program:

●	LTIs aim to provide balance to a short-term performance focus. Executives should be focused on achievement of the Company’s long-term strategic objectives. Through LTIs, we encourage executives to drive strong Company performance over the long term.

●	LTI awards should reflect market-competitive compensation levels. Individual grants vary based on individual performance, which reward individual achievement as well as long-term corporate performance.

●	The mix of LTIs will vary by role and level in the Company to balance retention, the drive for long-term growth in shareholder value and the individual’s ability to contribute to value creation.

●	The Company may use a variety of incentive awards from year to year to deliver LTIs.

●	Our LTI program provides for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives.

Grant Timing Policy

The Compensation Committee and senior management monitor the Company’s equity grant policies to evaluate whether such policies comply with applicable law and are consistent with good corporate practices. Grants to the executive officers are generally made at the Compensation Committee meeting held in April of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, which enables the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of such material nonpublic information for purposes of affecting the exercise price of such awards or the value of executive compensation. We did not grant stock options, stock appreciation rights, or similar option-like instruments during 2024 and do not currently intend to grant those types of awards to our directors and senior management as part of our compensation program.

Long-Term Incentives Awarded in 2024

In 2024, the Compensation Committee granted LTI awards to each of our NEOs under the 2023 Omnibus Incentive Plan pursuant to the program design described below. 75% of the awards were granted in the form of PSUs and 25% in the form of RSUs.

The Compensation Committee designed the LTI awards for 2024 to achieve various objectives:

●	Provide substantial at-risk compensation to our NEOs in order to align their interests with the interests of the shareholders and the Company’s performance, with the value of the awards fluctuating based on the Company’s common share price performance;

●	motivate the NEOs to grow the Company; and

●	retain to the NEOs so they can continue to execute on the Company’s strategic plan.

Element	Key Metrics	Features
PSUs

●    Vesting subject to the achievement of targets based on the Compound annual growth rate of the Company’s tangible net book value per share (“NBVPS”) between December 31, 2023, and December 31, 2026, and continued service

● Provides alignment with shareholders ● 3-year cliff vesting period ● Fosters retention
RSUs	● Vesting subject to continued service over a 3-year period following the grant date	● Provides alignment with shareholders ● 3-year tranche vesting period (vests in equal tranches after years 1, 2, and 3) ● Fosters retention

2024 PSUs

In 2024, PSUs were granted subject to cliff-vesting at the end of a three-year performance period (beginning December 31, 2023, and ending December 31, 2026) based upon compound annual growth rate of the Company’s tangible NBVPS during the performance period, as set forth below:

2024-26 PSUs	Below “Threshold” Levels of Performance	“Threshold” Levels of Performance	“Target” Levels of Performance	“Maximum” Levels of Performance
Compound Annualized Growth Rate in tangible NBVPS(1)	below 7%	7%	9%	11%
Vesting level (% of target opportunity)(2)	0%	50%	100%	200%

(1)	Tangible NBVPS compound annualized growth rate will be calculated subject to standard adjustments for currency and exchange rates, accounting changes, and dividend and capital payments, and also excludes certain selected legacy investments disposed of by the Company prior to December 31, 2024.

(2)	For performance between the levels shown in the table, the vesting level will be determined using linear interpolation.

The Compensation Committee determined to award long-term incentives in the form of PSUs in order to align with market practice and to create a more direct alignment between pay and performance.

2024 RSUs

The Compensation Committee believes that time-based RSUs align the interests of our NEOs with the interests of our shareholders through the Company’s share price performance, and also fosters retention of our NEOs as they vest ratably over a three-year period. Time-vesting RSUs granted to our NEOs in April 2024 will vest in equal annual installments on the first three anniversaries of the grant date, subject to each NEO’s continued employment through each vesting date, with the last one-third of such awards becoming fully vested in April 2027.

2024 TARGET LONG-TERM INCENTIVE AWARD OPPORTUNITIES

Mr. McKinney was not employed at the time the Compensation Committee established the 2024 target LTI awards and was granted awards of PSUs and RSUs in connection with his hiring. Messrs. Egan, Govrin, Gibbs, and Yendall have target incentive opportunities outlined in their respective employment agreements and offer letters, as applicable, and using these targets the Compensation Committee established the 2024 target LTI award opportunity for each of these NEOs after considering the following:

●	A competitive market analysis of each NEO’s total compensation and the portion of total compensation provided as LTIs, relative to similar roles at companies in our Peer Group;

●	The Company’s and each NEO’s individual performance and their expected future contributions; and

●	The NEO’s level of experience in their role.

Awards under our long-term incentive program which were made to our NEOs in April 2024 (other than Mr. McKinney, whose awards were granted in connection with his hiring), are reflected in the table below.

		Number of Units Granted in 2024
NEO	2024 Total Grant Value ($)	RSUs	PSUs (at target)
Scott Egan	4,004,002	80,791	242,373
James J. McKinney(1)	1,250,010	24,704	74,111
David E. Govrin	1,689,996	34,100	102,300
Rob Gibbs	859,705	17,347	52,040
Stephen Yendall(2)	1,042,433	21,034	63,101

(1)	Mr. McKinney was not employed with the Company as of April 2024. Mr. McKinney was granted 74,111 PSUs and 24,704 RSUs on June 3, 2024.

(2)	In connection with the terms of his termination on June 7, 2024, Mr. Yendall will vest into the portion of RSUs set to vest in April 2025 (7,011), and he forfeited the remainder of the RSUs granted to him in 2024 at the time of his termination. Mr. Yendall remains eligible to vest in a pro-rated portion of the target PSUs he was granted in 2024 based on the number of days he worked in 2024 (2,335) and the actual performance of the Company achieved during the performance period.

In February 2025, the Compensation Committee approved the grant of 2025 annual LTI awards for NEOs and other critical leaders to be delivered 75% in the form of PSUs and 25% in the form of RSUs, as was done in 2024. The performance factor for the PSUs is three-year tangible NBVPS performance.

X.	OTHER BENEFITS AND PERQUISITES

Other Benefits

The Company provides health and welfare plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and applicable law. We believe these health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. For eligible US employees, the Company maintains a 401(k) plan under which the Company provides matching contributions of up to 6% of eligible compensation. For eligible UK employees, the Company maintains a defined contribution pension plan pursuant to which the Company contributes up to 12% of annual salary for eligible employees or, for UK employees who have paid the maximum amount into this plan (in line with either the lifetime allowance or the annual allowance), the Company will pay the remainder of the 12% employer pension contribution to the individual in cash via payroll as a pension supplement). For eligible Canadian employees, the Company maintains a Retirement Savings Plan pursuant to which the Company contributes up to 12% of annual salary for eligible employees. For eligible Bermudian employees, the Company maintains a defined contribution plan pursuant to which the Company contributes an amount equal to 10% of each participating employee’s annual base salary. We annually review the level of employee benefits provided to NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates.

The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions. In lieu of participating in the Company’s Bermudian defined contribution plan, following his relocation to Bermuda, Mr. Egan instead receives a cash payment equal to 12% of his base salary per month, based on the terms of his Bermuda employment agreements. Certain additional NEOs have received cash retirement benefits provided outside of the Company’s retirement plans as described in further detail under “Compensation Tables — 2024 Summary Compensation Table” below.

Perquisites

The Company provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. The purpose of these benefits is to support the additional costs of living abroad, and neutralize the impact of additional taxation as a result of compensation for additional housing and transportation expenses, such that the income is rationalized with the income that such employees would earn as employees in their native countries. These additional benefits are as follows:

●	HOUSING EXPENSES. Given the unique challenges of the Bermuda market, including travel to and from the island and the cost of living and maintaining a residence, in connection with Mr. Egan’s Company required relocation to Bermuda, during 2024, the Company provided Mr. Egan with certain relocation and housing benefits, which we believe are customary for executives relocating to Bermuda. These benefits include an annual housing allowance.

●	TAX EXPENSES. To the extent the Company’s reimbursement of an expatriate NEO’s housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.

●	TAX PREPARATION EXPENSES. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to reasonable limits per annum.

XI.	EMPLOYMENT AGREEMENTS AND SEPARATION AGREEMENT WITH NEOs

We are party to an employment agreement or offer letter agreement with each of the NEOs, and in the case of Mr. Yendall, we were party to an offer letter with him during his employment and entered into a separation agreement with him in connection with his termination. We believe that such arrangements provide retentive value, and provide us with a competitive advantage in the recruiting process. Generally speaking, the arrangements describe the basic terms of the NEO’s employment, including his or her start date, starting salary, annual incentive target, and long-term incentive target award. The terms of these arrangements are more fully discussed below under “2024 Potential Payments Upon Termination or a Change in Control.”

On May 21, 2024, the Company entered into an offer letter with Mr. McKinney. Pursuant to the offer letter, Mr. McKinney is entitled to receive (a) base salary at the annual rate of $625,000, (b) a target annual bonus opportunity of 100% of his base salary, and (c) an annual long-term incentive award having a target grant-date value equal to 200% of his base salary, to be provided in forms of awards no less favorable than those granted to other members of senior management. The offer letter also provides that Mr. McKinney can participate in all of the Company’s retirement, health and welfare, and other benefit plans which are provided to similarly situated senior executives of the Company in the United States. Mr. McKinney is subject to certain restrictive covenants, including perpetual confidentiality, and non-compete and employee and customer non-solicitation covenants during the term of employment and for six months thereafter.

XII.	OTHER COMPENSATION PRACTICES AND POLICIES

Share Ownership Guidelines

The Company has adopted share ownership guidelines pursuant to the Director and Executive Share Ownership Policy to further align the economic interests of our directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company.

The table below summarizes the guidelines:

POSITION	SHARE OWNERSHIP REQUIREMENT	SHARES COUNTED TOWARD GUIDELINES	TIME PERIOD TO ACHIEVE	RETENTION REQUIREMENTS
Chief Executive Officer	5x base salary	● Shares owned outright ● Performance shares, upon vesting ● Restricted shares, upon vesting	Individuals subject to this policy have five years from the date of eligibility to meet the minimum ownership requirements.	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines are achieved.
Other Executive Officers	3x base salary
Independent Directors	3x annual cash retainer

Clawback Policy

We have implemented an Executive Compensation Clawback Policy, that is applicable to all current and former Section 16 officers (“Covered Executive”), including our CEO. In the event of a restatement of the Company’s financial results, this policy authorizes the Company, through the Compensation Committee, to recover any portion of incentive compensation paid or awarded to such Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board.

In 2023, the Company’s Executive Compensation Clawback Policy was updated to conform to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the NYSE listing standards. The policy was further amended in 2024 to permit the clawback of certain short-term and long-term incentive compensation, as well as to permit adjustments to awards already made but not yet paid, in the event of serious or gross misconduct on the part of the executive. During fiscal year 2024, there were no events that triggered a right to a clawback or recoupment from any of our Covered Executives.

Insider Trading Policy

The Company has adopted an insider trading policy which governs the purchase, sale and other dispositions of the Company’s securities and applies to directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

Hedging and Pledging

Our Insider Trading Policy prohibits our employees and directors from directly or indirectly engaging in any hedging or monetization transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) with respect to Company shares. No exceptions are allowed for such transactions under the Trading Policy. Pledging of Company shares (such as collateral for a loan, including through the use of traditional margin accounts with a broker) is also prohibited under our policy. No NEO has pledged the Company’s shares.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and directors, authorizing employment and related agreements regarding executive officers, and authorizing and ratifying equity grants and other incentive arrangements. In addition, the Compensation Committee reviews the Company’s strategy regarding human capital management, including diversity and talent and CEO Succession planning.

It has the ability to appoint independent compensation consultants to provide it with relevant information and advice to inform its decision-making.

Our CEO makes compensation recommendations to the Compensation Committee with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual cash incentives and long-term incentive awards for review, feedback, and approval.

Role of the Compensation Consultant

Mercer, the Compensation Committee’s independent compensation consultant, reports directly to the Compensation Committee. Mercer’s advisory services primarily include:

●	Providing expert input on industry trends, as well as executive compensation developments from a broader perspective;

●	Assessing the extent to which our pay levels and practices are competitively aligned with market practice; and

●	Facilitating objective, data-based compensation decisions in succession and annual pay planning processes.

The Committee retains sole authority to hire the compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate and replace (or supplement) its engagement with an alternative consultant at any time. The Committee has assessed the independence of the compensation consultant pursuant to the listing standards of the NYSE and SEC rules and concluded that no conflict of interest exists that would prevent the compensation consultant from serving as an independent consultant to the Committee.

Compensation Risk Assessment

The Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024.

THE COMPENSATION COMMITTEE Jason Robart, Chairperson Mehdi A. Mahmud Franklin Montross IV

COMPENSATION TABLES

2024 SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)	SHARE AWARDS ($)(1)	OPTION AWARDS ($)	NON EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Scott Egan(4) CEO and Director	2024	1,133,000	—	3,881,200	—	2,423,221	1,923,597	9,361,018
	2023	1,144,451	1,540,000	4,889,402	—	1,001,000	1,707,617	10,282,470
	2022	320,422	346,173	3,472,002	1,530,000	—	149,407	5,818,004
James J. McKinney Chief Financial Officer	2024	362,981	—	1,278,666	—	549,240	15,865	2,206,752
	2023	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—
David E. Govrin Group President	2024	672,000	—	1,638,164		1,115,400	21,200	3,446,764
	2023	675,000	—	1,989,149	—	1,072,500	63,895	3,800,544
	2022	544,808	—	3,168,749	1,169,501	910,000	40,500	5,833,558
Rob Gibbs(5) President & CEO, SiriusPoint International	2024	485,499	—	833,338	—	390,905	52,403	1,762,145
	2023	477,506	477,506	970,128	—	310,379	48,347	2,283,866
	2022	—	—	—	—	—	—	—
Stephen Yendall(6) Former Chief Financial Officer	2024	265,495	—	1,010,461	—	—	855,080	2,131,036
	2023	515,932	515,932	1,224,087	—	335,356	72,230	2,663,537
	2022	83,976	236,302	631,995	436,000	—	868	1,389,141

(1)	Represents the aggregate grant date fair value computed of RSU and PSU awards granted in accordance with FASB ASC Topic 718, as discussed in Note 18 to our Audited Consolidated Financial Statements included in our Annual Form 10-K for the year ended December 31, 2024, and with respect to awards subject to performance-based vesting conditions the PSUs, probable achievement of the performance goals at the time of grant. Assuming the highest level of performance is achieved for the 2024 PSUs, the maximum value for these PSU awards granted in 2024 under FASB ASC Topic 718, the grant date fair values would be as follows: Mr. Egan - $6,792,099; Mr. McKinney - $2,237,662; Mr. Govrin - $2,866,811; Mr. Gibbs - $1,458,338; and Mr. Yendall -$1,768,304 . Mr. Yendall terminated from employment with the Company on June 7, 2024, and forfeited all RSUs granted in 2024, except those set to vest on April 14, 2025, and remains eligible to vest in a pro-rated a portion of the PSUs he was granted in 2024, based on the number of days he worked in 2024 and the actual performance of the Company achieved during the performance period.

(2)	Represents the performance-based, annual incentive bonuses paid to each of our NEOs for the 2024 fiscal year. See “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.” Mr. McKinney joined the Company on June 3, 2024, and received a pro-rated annual incentive bonus based on the number of days he worked in 2024. Mr. Yendall received a pro-rated annual incentive bonus based on the number of days he worked in 2024, in connection with his termination. Such amount is disclosed in the “all Other Compensation” column.

(3)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2024.

ALL OTHER COMPENSATION

NAME	COMPANY CONTRIBUTIONS TO RETIREMENT PLANS ($)(1)	REIMBURSED HOUSING EXPENSES ($)(2)	TAX REIMBURSEMENTS ($)(3)	OTHER ($)(4)	TOTAL OTHER COMPENSATION ($)
Scott Egan	135,960	312,000	1,301,276	174,361	1,923,597
James J. McKinney	15,865				15,865
David E. Govrin	20,700	—	—	500	21,200
Rob Gibbs	52,403	—	—	—	52,403
Stephen Yendall	19,359	—	—	835,721	855,080

(1)	Represents Company contributions to retirement plans. For Messrs. Egan, Yendall and Gibbs the amounts shown were paid as a cash allowance equal to 13%of each NEO’s base salary that he elects to receive in lieu of Company contributions to statutorily offered benefit plans. Mr. Yendall’s cash payment stopped in connection with his termination. For Messrs. McKinney and Govrin, the amounts shown represent employer contributions to their respective 401(k) retirement plans.

(2)	Represents for Mr. Egan his housing allowance for 2024, under the terms of his employment agreement.

(3)	Represents payment of the employee portion of Bermuda payroll taxes and social insurance on behalf of Bermuda-based Mr. Egan ($113,948), plus (a) a reasonable estimate of the foreign tax payable on Mr. Egan’s 2024 earnings in respect of non-Bermuda workdays where no double taxation agreement relief is available, and (b) foreign tax actually paid on Mr. Egan’s 2023 earnings in respect of non-Bermuda workdays where no double taxation relief is available, in excess of the estimate disclosed in the Company’s 2024 Definitive Proxy Statement.

(4)	Represents for Mr. Egan the following payments: travel service fees ($19,082), Internet and phone ($3,594), tax assistance ($13,404),life and medical insurance benefits ($58,279) and costs of spousal travel ($80,000). Represents for Mr. Yendall, the following severance payments: prorated 2024 cash incentive ($240,747), cash allowance of retirement ($65,382), 12 months salary ($493,465), outplacement services and long-term disability ($27,816).

(4)	Mr. Egan is paid in Bermudian dollars. The Bermudian dollar is equivalent to the U.S. dollar, and no conversion is necessary.

(5)	Mr. Gibbs is paid in British pounds. The amounts reflected in this table have been converted to U.S. dollars using the December 31, 2024 spot rate of 1.2529 U.S. dollars to British pounds.

(6)	Mr. Yendall was paid in Canadian dollars. The amounts reported in this table for Mr. Yendall has been converted to U.S. dollars using the December 31, 2024, spot rate of 0.6954 U.S. dollars to Canadian dollars.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2024

The following table provides information concerning awards granted to the NEOs in the last fiscal year:

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER SHARE AWARDS:	ALL OTHER OPTIONS AWARDS: NUMBER OF	EXERCISE OR BASE	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($)
NAME	PLAN	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM(5) ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	NUMBER OF SHARES OR UNITS(3) (#)	SECURITIES UNDERLYING OPTIONS (#)	PRICE OF OPTION AWARDS ($)
Scott Egan	Annual Incentive Plan		560,560	1,601,600	2,722,720
	2023 Omnibus Incentive Plan	4/29/2024				121,187	242,373	484,746				2,910,900
	2023 Omnibus Incentive Plan	4/29/2024							80,791			970,300
James J. McKinney	Annual Incentive Plan		127,055	363,014	617,124
	2023 Omnibus Incentive Plan	6/3/2024				37,056	74,111	148,222				958,996
	2023 Omnibus Incentive Plan	6/3/2024							24,704			319,670
David E. Govrin	Annual Incentive Plan		236,600	676,000	1,149,200
	2023 Omnibus Incentive Plan	4/29/2024				51,150	102,300	204,600				1,228,623
	2023 Omnibus Incentive Plan	4/29/2024							34,100			409,541
Rob Gibbs	Annual Incentive Plan		171,021	488,631	830,673
	2023 Omnibus Incentive Plan	4/29/2024				26,020	52,040	104,080				625,000
	2023 Omnibus Incentive Plan	4/29/2024							17,347			208,337
Stephen Yendall	Annual Incentive Plan		172,713	493,465	838,891
	2023 Omnibus Incentive Plan	4/29/2024				31,551	63,101	126,202				757,843
	2023 Omnibus Incentive Plan	4/29/2024							21,034			252,618

(1)	As more fully described in “Compensation Discussion and Analysis—Elements of our Executive Compensation Program—Annual Cash Incentive Pay.”, each of the NEOs was eligible to earn a 2024 cash incentive award for fiscal year 2024 pursuant to our STI plan. Upon his departure from the Company, Mr. Yendall received a pro-rated portion of his target cash incentive award, as described in “2024 Potential Payments Upon Termination or Change in Control – Separation Agreement.”

(2)	Represents the potential future payouts of the PSUs granted under the 2023 Omnibus Incentive Plan. For the performance measurement period from December 31, 2023, to December 31, 2026. The size of the actual awards earned, if any, will depend on the Company’s achievement of specified performance metrics during and through the end of the performance period. Awards earned will vest in full on April 14, 2027, subject to the recipient’s continued employment through such date or earlier. The awards vest on a pro-rated basis upon a qualifying termination. Mr. Yendall remains eligible to vest in a pro-rated portion of the PSUs he was granted in 2024, based on the number of days he worked in 2024, and the actual performance of the Company achieved during the performance period.

(3)	Represents RSUs granted on April 29, 2024, pursuant to the 2023 Omnibus Incentive Plan, which vest in three equal installments beginning on April 14, 2025, subject to continued employment through the vesting dates. The awards vest earlier in connection with a qualifying termination. Mr. Yendall will continue to vest in the portion of his RSUs set to vest in April 2025, and forfeited the remainder of this RSU award in connection with his termination from employment.

(4)	See Note (1) to the “2024 Summary Compensation Table” above for further information on the value and other terms of the PSUs granted during fiscal year 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2024

The following table contains information regarding unexercised options and RSUs that were outstanding as of December 31, 2024, and held by the NEOs. All awards granted prior to 2024 were granted under the 2013 Omnibus Incentive Plan, and all awards granted since 2024 have been granted under the 2023 Omnibus Incentive Plan. The market value of the common shares that have not vested is based on the $16.39 per share closing price of the Company’s common shares on the NYSE on December 31, 2024.

			OPTION AWARDS					STOCK AWARDS
		Grant Date	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF SHARES THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF SHARES THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Scott Egan		9/21/2022	300,000	—	—	6.00	9/21/2029
		9/21/2022	300,000	—	—	8.00	10/28/2029
		9/21/2022	300,000	—	—	10.00	3/31/2030
	(2)	12/12/2022						101,420	1,662,274
	(2)	4/18/2023						86,233	1,413,359
	(3)	4/18/2023								388,048	6,360,107
	(2)	4/29/2024						80,791	1,324,164
	(3)	4/29/2024								242,373	3,972,493
James J. McKinney	(2)	6/3/2024						24,704	404,899
	(4)	6/3/2024								74,111	1,214,679
David E. Govrin		4/14/2021	40,923		(—	10.36	4/14/2031
		4/6/2022		71,121	—	6.76	4/06/2032
		10/31/2022	350,000	—	—	6.42	10/31/2029
	(5)	4/6/2022						29,506	483,603
	(6)	11/30/2022						38,150	625,279
	(7)	11/30/2022						103,428	1,695,185
	(2)	4/18/2023						35,082	574,994
	(3)	4/18/2023								157,869	2,587,473
	(2)	4/29/2024						34,100	558,899
	(3)	4/29/2024								102,300	1,676,697
Rob Gibbs		12/12/2022	100,000	—	—	5.98	12/12/2029
		12/12/2022	100,000	—	—	5.98	12/12/2029
	(2)	4/18/2023						17,110	280,433
	(3)	4/18/2023								76,994	1,261,932
	(2)	4/29/2024						17,347	284,317
	(3)	4/29/2024								52,040	852,936
Stephen Yendall
		10/31/2022	100,000	—	—	6.42	6/08/2027
		10/31/2022	100,000	—	—	6.42	6/08/2027
	(8)	4/18/2023						10,795	176,930
	(8)	4/18/2023								38,111	624,639
	(8)	4/29/2024						7,011	114,910
	(8)	4/29/2024								2,335	38,271

(1)	Represents fully vested stock options to purchase common shares.

(2)	Represents RSUs that have vested or will vest in three equal annual installments on the date of grant, subject to the NEO’s continued employment through each such vesting date or earlier qualifying termination.

(3)	Represents PSUs which were granted on April 18, 2023 and April 29, 2024, respectively, for which the performance conditions have not yet been satisfied. The PSUs shown in this column reflect the target number of shares that can be earned under these awards at the end of a three-year performance period (beginning December 31, 2022, and ending December 31, 2025, and beginning December 31, 2023, and ending December 31, 2026, respectively) based upon compound annual growth rate of the Company’s NBVPS during the performance period. Awards, if earned, will be paid out in the Company’s common shares in 2026 or 2027 respectively.

(4)	Represents PSUs which were granted on June 3, 2024, for which the performance conditions have not yet been satisfied. The PSUs shown in this column reflect the target number of shares that can be earned under this award at the end of the three-year performance period (beginning December 31, 2023, and ending December 31, 2026), based upon compound annual growth rate of the Company’s NBVPS during the performance period. Awards, if earned, will be paid out in the Company’s common shares in 2027.

(5)	Represents RSUs that have vested or will vest in installments on April 6, 2024 (29,507 units), and April 6, 2025 (29,506 units), subject to the NEO’s continued employment through each such vesting date or earlier qualifying termination.

(6)	Represents RSUs that have vested or will vest in installments on April 6, 2024 (38,149 units), and April 6, 2025 (38,150 units), subject to the NEO’s continued employment through each such vesting date or earlier qualifying termination.

(7)	Represents RSUs that have vested or will vest in installments on November 30, 2024 (103,428 units) and November 30, 2025 (103,428 units), subject to the NEO’s continued employment through each such vesting date or earlier qualifying termination.

(8)	Mr. Yendall was terminated from employment with the Company on June 7, 2024, and remains eligible to vest in all RSUs that will vest through June 5, 2025. He forfeited all unvested RSUs that will not vest between June 7, 2024, and June 7, 2025, on his termination date. He also remains eligible to vest in his outstanding PSUs on a pro-rated basis based on actual performance measured at the end of the respective performance periods.

2024 OPTION EXERCISES AND SHARES VESTED

The following table contains information regarding the vesting of RSUs during 2024 with respect to each of our NEOs. None of the NEOs exercised any stock options during 2024.

	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED ON	NUMBER OF SHARES	VALUE REALIZED ON
	ACQUIRED ON EXERCISE	EXERCISE	ACQUIRED ON VESTING	VESTING
NAME	(#)	($)	(#)	($)(1)
Scott Egan	—	—	144,536	2,124,826
James J. McKinney	—	—	—	—
David E. Govrin	—	—	259,986	3,542,163
Rob Gibbs	—	—	8,555	104,457
Stephen Yendall	—	—	45,671	654,601

(1)	Value realized is calculated by multiplying the number of shares vested by the closing price of the underlying shares on the vesting date.

2024 Pension Benefits

The Company does not provide any qualified or non-qualified defined benefit pension plans to its NEOs.

2024 Non-qualified Deferred Compensation

None of our NEOs participated in a non-qualified deferred compensation arrangement during 2024.

2024 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The information below describes and quantifies the compensation that would become, or in the case of Mr. Yendall, became, payable upon a termination of employment, including in connection with a change in control of the Company. The estimates for the NEOs, other than Mr. Yendall, have been calculated assuming a termination date of December 31, 2024, and the closing price of our common shares on December 31, 2024 (U.S. $16.39). The amounts reported in the tables below, excluding for Mr. Yendall, are only estimates, and the actual payments and benefits to be paid upon a termination of a NEO’s employment with the Company or a change in control of the Company under these arrangements can only be determined at the time of termination or change in control of the Company. The amounts reflected below are in addition to payment of any accrued or vested but unpaid compensation or benefits that the executive NEO would be entitled to receive in connection with a termination of employment for any reason, any statutory severance benefits are generally available to all salaried employees, as well as any reimbursements for reasonable business expenses which are incurred prior to the NEO’s termination of employment.

Employment Agreements and Offer Letter

Scott Egan and Rob Gibbs

On May 17, 2023, Mr. Egan entered into a new employment agreement with SiriusPoint Bermuda (the “Egan Agreement”). Additionally, Mr. Gibbs is party to an offer letter agreement with SiriusPoint International Insurance Corporation (“SIIC”), dated as of December 1, 2022 (the “Gibbs Agreement”). Pursuant to the terms of the Egan Agreement and the Gibbs Agreement, upon a termination of the employment of either Mr. Egan or Mr. Gibbs by the employer other than for “Cause” (as defined in the Egan Agreement and the Gibbs Agreement) or a resignation of employment by Mr. Egan or Mr. Gibbs for “Good Reason” (as defined in the Egan Agreement and the Gibbs Agreement, together, the “Qualifying Terminations”), then the applicable NEO will be entitled to receive the following severance payments and benefits, subject to his execution of a statutory settlement agreement within forty-five (45) days of his termination date:

1.       An annual bonus for the year of termination based on actual performance for the year in which the termination date occurs, pro-rated for the period of employment during such year, and paid at the same time as annual bonuses are paid in the ordinary course of business to similarly-situated executives;

2.       A cash severance payment equal to eighteen (18) months of base salary (in the case of Mr. Egan) or twelve (12) months of base salary (in the case of Mr. Gibbs) at the rate in effect as of his termination date, payable in installments; and

3.       Continued medical and life insurance benefits for eighteen (18) months following Mr. Egan’s termination date or twelve (12) months following Mr. Gibbs’s termination date at the same premium rates that active employees pay for such coverage (or in the case of Mr. Egan, if such benefit is not permissible due to the rules of the applicable insurance, the value of the premium cost to SiriusPoint Bermuda for such coverage).

Messrs. Egan and Gibbs are subject to certain restrictive covenants, including perpetual confidentiality and nondisparagement, and non-compete and employee and customer non-solicitation covenants during the term of employment and for six (6) months and twelve (12) months, respectively, thereafter.

David E. Govrin

In connection with his appointment as Group President and Chief Underwriting Officer of the Company, Mr. Govrin and the Company entered into an Employment Agreement dated as of October 31, 2022 (the “Govrin Agreement”). Under the terms of the Govrin Agreement, in the event that Mr. Govrin’s employment is terminated by the Company without “Cause” or Mr. Govrin resigns for “Good Reason” (each as defined in the Govrin Agreement), then Mr. Govrin will be entitled to receive the following severance payments and benefits, subject to his execution and non-revocation of a severance and general release agreement in favor of the Company within 60 days of his termination:

1.       An annual cash bonus for the year of termination, calculated by applying the business, but not the individual, performance modifier and pro-rated based on the number of full months that Mr. Govrin worked during the year, which bonus will be paid on the later of (a) the date bonuses are paid to other members of the Company’s management team, or (b) within thirty (30) days of when his separation agreement becomes effective;

2.       A cash severance payment equal to twelve (12) months of Mr. Govrin’s base salary at the rate in effect on his termination date, payable in installments over the severance period;

3.       Accelerated vesting of all outstanding RSUs and stock options which are unvested as of the termination date, with such stock options remaining outstanding and exercisable through the three year anniversary of his termination date (or, if earlier, the expiration date of those options); provided that any options subject to performance hurdles that must be satisfied to be exercisable may only be exercised if the relevant performance hurdles have been met; and

4.       Subsidized COBRA continuation coverage for twelve (12) months at active employee rates (subject to certain limited exceptions).

In the event that Mr. Govrin remains continuously employed with the Company through October 31, 2025, and then chooses to voluntarily resign his employment with the Company after such date, then Mr. Govrin will be entitled to receive the following severance payments and benefits, subject to his execution of a separation agreement and release agreement in favor of the Company within sixty (60) days of his termination:

1.       Accelerated vesting of all outstanding RSUs and stock options which are unvested as of the termination date, with such stock options remaining outstanding and exercisable through the three year anniversary his termination date (or, if earlier, the expiration date of those options); provided that any stock options subject to performance hurdles that must be satisfied to be exercisable may only be exercised if the relevant performance hurdles have been met; and

2.       An annual cash bonus for the year of termination, calculated at target and pro-rated based on the number of full months that Mr. Govrin worked during the year, payable in lump sum.

In the event Mr. Govrin provides notice of his intent to voluntarily resign on or after October 31, 2025, then the Company will not exercise its right to pay in lieu of the six (6)-month notice period.

Mr. Govrin is subject to certain restrictive covenants, including perpetual confidentiality and nondisparagement, and non-compete and employee and customer non-solicitation covenants during the term of employment and for six (6) months and twelve (12) months, respectively, thereafter.

James J. McKinney

In connection with the commencement of his employment as Chief Financial Officer of the Company, Mr. McKinney and the Company entered into an offer letter on May 21, 2024 (the “McKinney Offer Letter”). The McKinney Offer Letter does not provide for severance benefits in connection with any termination.

Separation Agreement

In connection with his termination of employment on June 7, 2024, Mr. Yendall, the former Chief Financial Officer of the Company, entered into a separation agreement with the Company, dated as of May 21, 2024, and amended as of July 19, 2024 (the “Yendall Agreement”). Under the terms of the Yendall Agreement, Mr. Yendall was paid a pro-rated portion of his target annual cash bonus for 2024, based on the number of days he worked prior to his termination which was equal to $346,200.31 CAD, and a payment of $30,000 CAD for outplacement support. Subject to Mr. Yendall’s execution and non-revocation of a release of claims in favor of the Company, Mr. Yendall received:

1.  A payment of $709,613 CAD which is equal to one year of base salary;

2.  A payment of $94,021 CAD in lieu of contributions to the Defined Benefit Pension Plan in Canada Executive Retirement Plan in Canada plus $5,000 CAD for long-term disability;

3.  Continued vesting of all outstanding RSUs for 12 months, pro-rated vesting of outstanding PSUs based on the number of days worked in the applicable performance period and actual performance, as measured at the end of the applicable performance period, and all outstanding and exercisable stock options will remain outstanding and exercisable until the three-year anniversary of his termination (or, if earlier, the expiration date of those stock options); and

4.  A payment of $16,950 CAD for legal fees.

Furthermore, except for the equity treatment described above, on his termination date Mr. Yendall’s then-outstanding equity incentive awards were prorated automatically canceled and terminated for no consideration. Mr. Yendall was subject to a non-compete covenant through December 7, 2024, and remains subject to employee and customer non-solicitation and non-inducement covenants through June 7, 2025. Mr. Yendall remains subject to confidentiality and nondisparagement covenants in perpetuity.

Outstanding Equity Awards

Under the 2013 Omnibus Incentive Plan and the 2023 Omnibus Incentive Plan, and applicable award agreements, the NEOs’ outstanding equity awards will be treated as follows in connection with certain terminations as described below.

As a result of death or disability:

1. The unvested RSUs (excluding Mr. Govrin’s 2022 RSUs) that are set to vest on the next scheduled vesting date will vest on such date. All other unvested RSUs (excluding Mr. Govrin’s 2022 RSUs) are forfeited on the date of termination.

2. If the termination is prior to the end of the performance period, the unvested PSUs will vest on a pro-rated basis based on target performance.

3. If the termination is after the end of the performance period, the unvested PSUs will vest based on actual performance.

4. Mr. Govrin’s unvested 2022 RSUs will be deemed fully vested on the date his termination.*

5. Mr. Govrin’s unvested stock options will be forfeited on the date of termination. Mr. Govrin will have 180 days to exercise his vested stock options.

*Mr. Govrin’s 2022 RSUs will become fully vested in the event his employment is terminated by the Company without Cause (as defined in the 2013 Omnibus Incentive Plan), if he resigns with Good Reason (as defined in the 2013 Omnibus Incentive Plan), or if he voluntarily retires after October 31, 2025.

Upon a termination of the NEO’s employment by the Company without cause or the resignation by the NEO with good reason in the 90 days prior to a change in control or 24 months following a change in control, subject to the NEO’s execution and non-revocation of a release of claims in favor of the Company, within 60 days of the termination, if applicable (as such terms are defined in the 2013 Omnibus Incentive Plan and 2023 Omnibus Incentive Plan):

1. All unvested RSUs will become fully vested on the date of termination (or, in the event of termination prior to a change in control, the change in control).

2. All unvested PSUs will vest on the effective date of the NEO’s termination of service (or, in the event of a termination prior to a change in control, the change in control) at the greater of target and actual performance achieved through the end of the fiscal quarter ending immediately prior to the change in control, and any remaining unvested PSUs will be forfeited.

3. Mr. Govrin’s unvested stock options will become fully vested and exercisable on the date of termination (or, in the event of a termination prior to a change in control, the change in Control).

If awards are not assumed in connection with a change in control they will become fully vested upon the change in control, and in the case of stock options fully exercisable.

Potential Payments Upon a Qualifying Termination of Employment Absent a Change in Control

Name	Cash Severance Payment	Value of Acceleration/	Continuing Welfare	Aggregate
	($)(1)	Lapse of Restrictions on	Insurance Benefit	Payments ($)
		Equity Awards ($)(2)	($)(3)

Scott Egan(4)(5)	4,139,221	1,662,274	87,763	5,889,258
James J. McKinney	—	—	—	—
David E. Govrin(5)	1,791,400	4,622,855	35,349	6,449,604
Rob Gibbs(5)(6)	879,536	—	53,659	933,195
Stephen Yendall(7)	835,723	954,750	—	1,790,473

(1)	Reflects cash payments for Messrs. Egan, Gibbs, and Govrin equal to (i) pro-rated annual bonus based on actual performance and (ii) 18 months of base salary (Mr. Egan) or 12 months of base salary (Messrs. Gibbs and Govrin).

(2)	Reflects the value of the accelerated vesting or lapse of continuing service requirements with respect to certain outstanding unvested equity awards. See “2024 Potential Payment Upon a Termination or a Change in Control – Equity Awards” above for a discussion of the treatment of the equity upon the different terminations. The value of such accelerated vesting or lapse of continuing service restrictions with respect to the equity awards reported in this table is based upon our closing share price of $16.39 on December 31, 2024.

(3)	Reflects the cost to us of (i) the continued provision of medical and life insurance benefits for 18 months following Mr. Egan’s termination date and 12 months following Mr. Gibbs’ termination date, and (ii) subsidized COBRA continuation coverage for 12 months at active employee rates for Mr. Govrin.

(4)	Mr. Egan is paid in Bermudian dollars. The currency is on par with the U.S. dollar and no conversion is necessary.

(5)	Any termination of the employment of Messrs. Egan, Gibbs, or Govrin by the Company for any reason other than “Cause” or by the NEO for any reason other than “Good Reason” requires six months’ advance written notice. The Company can elect at any point during the notice period to terminate the NEO’s employment immediately, and make a payment in lieu of notice, equal to the base salary the NEO would have been paid had he continued to be employed during the notice period.

(6)	Mr. Gibbs is paid in British pounds. The amounts reported in this table for Mr. Gibbs have been converted to U.S. dollars using the December 31, 2024, spot rate of 1.2529 U.S. dollars to British pounds.

(7)	As discussed above, Mr. Yendall left the Company on June 7, 2024, and the amounts reported in this table reflect the amounts actually paid to Mr. Yendall in connection with the termination of his employment. See “2024 Potential Payment Upon a Termination or Change in Control – Separation Agreement” above for a discussion of the severance payments provided following his departure. Prior to his departure, Mr. Yendall was paid in Canadian dollars. The amounts reported in this table for Mr. Yendall have been converted to U.S. dollars using the December 31, 2024, spot rate of 0.6954 U.S. dollars to Canadian dollars.

Potential Payments Upon Death or Disability

Name	Cash Severance	Value of Acceleration/	Continuing Welfare	Aggregate
	Payment($)	Lapse of Restrictions	Insurance Benefit ($)	Payments ($)
		on Equity Awards ($)(1)

Scott Egan(2)	—	7,226,513	—	7,226,513

James J. McKinney	—	371,159	—	371,159

David E. Govrin	—	5,087,953	—	5,087,953

Rob Gibbs(3)	—	1,125,598	—	1,125,598

(1)	Reflects the value of the accelerated vesting or lapse of continuing service requirements with respect to certain outstanding unvested RSU awards, restricted share awards and options in connection with a termination of employment as a result of death or disability as described above. The value of such accelerated vesting or lapse of continuing service restrictions with respect to the equity awards reported in this table is based upon our closing share price of $16.39 on December 31, 2024.

(2)	Mr. Egan is paid in Bermudian dollars. The currency is on par with the U.S. dollar and no conversion is necessary.

(3)	Mr. Gibbs is paid in British pounds. The amounts reported in this table for Mr. Gibbs have been converted to U.S. dollars using the December 31, 2024, spot rate of 1.2529 U.S. dollars to British pounds.

Potential Payments Upon a Qualifying Termination of Employment in Connection with a Change in Control(1)

Name	Cash Severance Payment($)(2)	Value of Acceleration/ Lapse of Restrictions on Equity Awards ($)(3)	Continuing Welfare Insurance Benefit ($)(4)	Aggregate Payments ($)
Scott Egan(5)	4,139,221	14,732,397	87,763	18,959,381
James J. McKinney	—	1,619,578	—	1,619,578
David E. Govrin	1,791,400	8,887,025	35,349	10,713,774
Rob Gibbs(6)	879,536	2,679,617	53,659	3,612,812

(1)	The change in control period begins ninety (90) days prior to such a change in control and ends twenty-four (24) months following such change in control.

(2)	Reflects cash payments for Messrs. Egan, Gibbs, and Govrin equal to (i) pro-rated annual bonus based on actual performance and (ii) 18 months of base salary (Mr. Egan) or 12 months of base salary (Messrs. Gibbs and Govrin).

(3)	Reflects the value of the accelerated vesting or lapse of continuing service requirements with respect to certain outstanding unvested equity awards. See “2024 Potential Payment Upon a Termination or a Change in Control – Equity Awards” above for a discussion of the treatment of the equity upon the different terminations. The value of such accelerated vesting or lapse of continuing service restrictions with respect to the equity awards reported in this table is based upon our closing share price of $16.39 on December 31, 2024.

(4)	Reflects the cost to us of (i) the continued provision of medical and life insurance benefits for 18 months following Mr. Egan’s termination date and 12 months following Mr. Gibbs’ termination date, and (ii) subsidized COBRA continuation coverage for 12 months at active employee rates for Mr. Govrin.

(5)	Mr. Egan is paid in Bermudian dollars. The currency is on par with the U.S. dollar and no conversion is necessary.

(6)	Mr. Gibbs is paid in British pounds. The amounts reported in this table for Mr. Gibbs have been converted to U.S. dollars using the December 31, 2024, spot rate of 1.2529 U.S. dollars to British pounds.

CEO PAY RATIO DISCLOSURE

We believe that our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The following disclosure presents the ratio of total annual compensation for fiscal year 2024 for our CEO to that of the median of the total annual compensation for all other employees (other than our CEO) below.

We identified our median employee, using base salary for fiscal year 2024 of each of our employees (excluding our CEO) employed as of December 31, 2024. This included our full-time, part-time, and seasonal employees. We believe that base salary is a reflective indicator of the total annual compensation of our employee population worldwide. We examined our internal payroll and similar records to determine the base salary paid to our employees, and ranked the base salary of all employees (excluding our CEO) from lowest to highest to determine our median employee. For employees in non-U.S. jurisdictions, we converted amounts paid in foreign currencies to U.S. dollars using the exchange rate of the applicable currency to the U.S. dollar on December 31, 2024. We annualized the base salary for each employee who began employment after the start of the fiscal year or who was on an unpaid leave of absence during the fiscal year.

Upon identifying the median employee, we calculated total compensation for this individual using the same methodology we use for our NEOs as set forth in the 2024 Summary Compensation Table.

For fiscal year 2024:

EMPLOYEE	2024 ANNUAL TOTAL COMPENSATION ($)	ESTIMATED PAY RATIO
Scott Egan, CEO	9,361,018	104:1
Median employee (excluding CEO)	90,006

Based on this information, for 2024 the reasonable estimated ratio of the annual total compensation of our CEO, to the median employee (excluding our CEO) for fiscal year 2024 was approximately 104:1.

PAY VERSUS PERFORMANCE

The following information depicts the relationship between “compensation actually paid” to our principal executive officers (“PEOs”) and, as an average, to our other NEOs (“Non-PEO NEOs”), and certain financial performance measures, in each case, for our five most recently completed fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.

(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
									Value of Initial Fixed $100 Investment Based on:
Year(1)	SCT Total for Mr. Egan ($)(1)	SCT Total for Mr. Malloy ($)(1)	SCT Total for Mr. Sankaran ($))(1)	Comp. Actually Paid to Mr. Egan ($)(3)	Comp. Actually Paid to Mr. Malloy ($)(3)	Comp. Actually Paid to Mr. Sankaran ($)(3)	Average SCT Total for Non-PEO NEOs ($)(1)	Average Comp. Actually Paid to Non-PEO NEOs ($)(3)	Total Shareholder Return ($)(4)	Comparator Group Total Shareholder Return ($)(4)	Net Income ($MMs)(5)	Core combined ratio(6)
2024	9,361,018	—	—	20,314,001	—	—	2,388,025	4,860,794	155.80	219.19	200	90.7%
2023	10,282,470	—	—	16,426,982	—	—	2,386,159	3,990,654	110.27	164.40	355	89.1%
2022	5,818,004	5,559,656	14,025,109	6,972,607	2,413,083	524,638	2,764,751	1,444,040	56.08	144.76	-387	101.5%
2021	—	4,168,265	12,374,251	—	3,786,356	8,977,855	2,794,042	2,459,819	77.28	125.88	58	99.7%
2020	—	3,254,510	—	—	1,697,106	—	1,758,356	1,527,848	90.49	103.11	144	110.3%

(1)	The following individuals are our PEOs and Non-PEO NEOs for each fiscal year:

YEAR	PEOs	Non-PEO NEOs
2024	Scott Egan*	Stephen Yendall, James J. McKinney, David E Govrin, and Rob Gibbs
2023	Scott Egan	Stephen Yendall, David E Govrin, Rob Gibbs, and Stuart Liddell
2022	Scott Egan, Daniel Malloy, and Siddhartha Sankaran	Monica Cramér Manheim, Stuart Liddell, Prashanth Gangu, David E. Govrin, David W. Junius, Stephen Yendall, and Vievette Henry
2021	Daniel Malloy, and Siddhartha Sankaran	Monica Cramér Manheim, Prashanth Gangu, David E. Govrin, David W. Junius, and Christopher Coleman
2020	Daniel Malloy	David E. Govrin, David W. Junius, Nicholas J.D. Campbell and Christopher Coleman

*	Mr. Egan has served as our CEO since September 21, 2022, when he was hired as our CEO. Mr. Malloy served as our CEO from May 17, 2022, through September 20, 2022, when he served as our interim CEO, and from May 10, 2019, through February 26, 2021, when he served as our CEO. Mr. Sankaran served as our CEO from February 26, 2021, through May 16, 2022, when he served as our CEO.

(2)	Represents the total compensation reported in the Summary Compensation Table for each PEO and the average of our Non-PEO NEOs, for the applicable fiscal year.

(3)	Represents the “compensation actually paid” to each PEO and the average to our Non-PEO NEOs, for the applicable fiscal year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to any PEO or Non-PEO NEOs, for the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO and the Non-PEO NEOs’ total compensation, for the applicable fiscal year, to determine the compensation actually paid:

	2024
Adjustments	Mr. Egan	Average non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the SCT for Applicable FY	(3,881,200)	(1,190,157)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	5,296,658	1,592,850
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increased/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	9,117,715	2,156,662
Increased/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY Vesting Date	419,810	211,219
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	(297,804)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
TOTAL ADJUSTMENTS	10,952,983	2,472,769

(4)	“TSR” stands for Total Shareholder Return. The Peer Group TSR shown in this table uses the Dow Jones U.S. Property & Casualty Index, which we also use in the performance graph required by Item 201(e) of Regulation S-K. The total dollar amounts in columns (f) and (g) represent the value at the end of the applicable year of a hypothetical $100 investment in the Company’s common shares and the Dow Jones U.S. Property & Casualty Index, respectively, on the last trading day of 2019, assuming reinvestment of dividends.

(5)	The dollar amounts reported represent the net income (loss), as reflected in the Company’s audited financial statement for the applicable year.

(6)	“Core combined ratio” is a non-GAAP measure and defined in Appendix A: Non-GAAP Financial Measures to this Proxy Statement.

Financial Performance Measures

The Company considers the following performance measures to have been the most important financial and strategic performance measures in linking “compensation actually paid” to the PEO and other Non-PEO NEOs for fiscal year 2024:

●	Core combined ratio;

●	Tangible NBVPS compound annualized growth rate; and

●	Cost base reduction

Analysis of the Information Presented in the Pay Versus Performance Table

The line graphs below compare the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our cumulative TSR, (ii) Peer Group TSR, (iii) our Net Income, and (iv) our Core Combined Ratio, in each case, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Equity Compensation Plan

The following table presents information concerning the securities authorized for issuance pursuant to our equity compensation plans as of December 31, 2024:

NAME	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)(1)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)(2)	NUMBER OF SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 1 (#)(3)
Equity compensation plans approved by shareholders	9,237,596	7.36	11,666,401
Equity compensation plans not approved by shareholders	0	N/A	0
Total	9,237,596(4)	7.36	11,666,401

(1) Represents the number of shares associated with options outstanding as of December 31, 2024.

(2) Represents the weighted average exercise price of options disclosed.

(3) Represents the number of shares remaining available for issuance with respect to future awards under our Omnibus Equity Incentive Plan.

(4) Includes the maximum number of shares that can be earned pursuant to outstanding PSU awards, and this number overstates expected dilution.

AUDIT MATTERS

PROPOSAL 3	APPOINTMENT OF INDEPENDENT AUDITOR & TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION
TO APPOINT PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2026, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION

The Board proposes and recommends that the shareholders appoint the firm of PricewaterhouseCoopers LLP (“PwC”), an independent registered certified public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2026.

PwC has served as our independent auditor since February 26, 2021. A representative of PwC will attend the Annual General Meeting virtually and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board, acting by the Audit Committee, to determine the independent auditor’s remuneration.

If a quorum is present at the Annual General Meeting, the appointment of PwC at the Annual General Meeting will be decided by a majority of votes cast. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2026, AND TO AUTHORIZE OUR BOARD, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The table below sets forth the aggregate fees charged to the Company by PwC in 2024 and 2023 for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2024 and 2023 and for other services rendered during 2024 and 2023 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services.

INDEPENDENT AUDITOR FEES

	PRICEWATERHOUSECOOPERS LLP
FEE CATEGORY	FY 2024 ($)	FY 2023 ($)
Audit fees	8,782,051	6,716,879
Audit-related fees	260,500	127,000
Tax fees	28,353	46,299
All other fees	9,650	12,000
Total fees	9,080,554	6,902,178

AUDIT FEES: Includes the aggregate fees billed by PwC for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal control over financial reporting in 2024 and 2023, as well as subsidiary and statutory audits.

AUDIT-RELATED FEES: Fees billed by PwC include services rendered in connection with other SEC filings (except for Annual Report on Form 10-K and Quarterly Report on 10-Q).

TAX FEES: Includes fees billed by PwC for tax-related services in conjunction with our ongoing business operations and transaction tax advisory services.

ALL OTHER FEES: Includes fees billed by PwC for access to their resource tools for accounting and auditing standards.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by PwC in 2024 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

REPORT OF THE AUDIT COMMITTEE

The charter of the Audit Committee provides that the Audit Committee is responsible for the recommendation to the shareholders of the appointment, retention, termination and oversight of the work of our independent auditor, for the purpose of preparing or issuing an audit report.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Exchange Act. All of the members of the Audit Committee are financially literate and two members of the Audit Committee are audit committee financial experts, as defined under the SEC rules. All of the members of the Audit Committee have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the financial reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting. The Company’s independent auditor expresses an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Pricewaterhouse Coopers LLP (“PwC”), the independent registered public accounting firm appointed as the Company’s independent auditor in 2021, regarding the fair and complete presentation of the Company’s audited financial statements.

The Audit Committee reviewed and discussed with PwC the matters that are required to be discussed pursuant to the applicable requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), including:

●     their judgments as to the quality, not just the acceptability, of our accounting principles,

●     the reasonableness of significant judgments,

●     all critical accounting policies and practices to be used,

●     material alternative accounting treatments within generally accepted accounting principles discussed with management,

●     the determination of audit tenure,

●     critical audit matters that arose during the current period audit, and

●     other material written communications between PwC and management.

As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed PwC’s independence from the Company with PwC. The Audit Committee also has considered whether PwC’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that PwC is independent from the Company and its management.

In addition to the oversight over the financial reporting process, the Audit Committee also has the sole authority to appoint, retain and oversee the Company’s Chief Actuary. The Audit Committee met in 2024 with the Chief Financial Officer, the Chief Actuary, the Chief Legal Officer, representatives of PwC, and the Company’s Chief Audit Officer, in regular and executive sessions to discuss the results of their respective examinations, their evaluations of the design and operating effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting and compliance programs.

REPORT OF THE AUDIT COMMITTEE (CONTINUED)

The Audit Committee annually reviews the performance and independence of PwC in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

THE AUDIT COMMITTEE Sharon Ludlow, Chair Franklin Montross IV Jason Robart

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of SiriusPoint common shares, Series A Preference Shares and Series B Preference Shares as of March 14, 2025 (except as otherwise indicated), by:

●	each person who is the beneficial owner of more than 5% of the Company’s common shares and Series A preference shares;

●	each person who is an NEO or director; and

●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including RSUs and restricted share awards (“RSAs”) that vest within 60 days and options and warrants that are currently exercisable or exercisable within 60 days. As of March 14, 2025, there were 116,020,526 common shares, 10,031 Series A Preference Shares, and 8,000,000 Series B Preference Shares of SiriusPoint issued and outstanding. Unless otherwise indicated below, the address for each person listed on the table is c/o SiriusPoint Ltd., Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

Percentage of total voting power represents voting power with respect to all shares of SiriusPoint common shares and Series A Preference Shares, voting as a single class. Each holder of common shares is entitled to one vote for each common share held on the record date. Each holder of Series A Preference Shares is entitled to the number of votes equal to the number of common shares into which the Series A Preference Shares are then convertible as of the record date. As of March 14, 2025, each Series A Preference Share was convertible into one common share. Series B Preference Shares are non-voting shares. As discussed under the heading “Questions and Answers ― Will I Be Entitled to Vote All of My Shares at the Annual General Meeting?”, the voting rights related to “controlled shares” owned by U.S. Persons (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%.

NAME AND ADDRESS	COMMON SHARES		SERIES A PREFERENCE SHARES		SERIES B PREFERENCE SHARES		% OF TOTAL VOTING POWER
	NUMBER OF SHARES	PERCENTAGE OF CLASS	NUMBER OF SHARES	PERCENTAGE OF CLASS	NUMBER OF SHARES	PERCENTAGE OF CLASS
5% SHAREHOLDERS
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	11,284,200	9.73%	—	—	—	—	9.73%
Daniel S. Loeb(2) c/o Third Point LLC 55 Hudson Yards New York, New York 10001	11,068,662	9.54%	—	—	34,796	0.44%	9.54%
Wellington Management Group(3) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	10,694,214	9.22%	—	—	—	—	9.22%
The Vanguard Group Inc.(4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	10,521,242	9.07%	—	—	—	—	9.07%
Capital Research Global Investors(6) 333 South Hope Street 55th Floor Los Angeles, CA 90071	8,350,000	7.20%	—	—	—	—	7.20%
Donald Smith & Co., Inc.(5) 152 West 57th Street 29th Floor New York, NY 10019	7,887,887	6.80%	—	—	—	—	6.80%
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Susan L. Cross(9)*	10,528	0.01%	—	—	—	—	0.01%
Rafe de la Gueronniere(9)*	157,578	0.14%	—	—	—	—	0.14%
Daniel S. Loeb(10)	11,068,662	9.54%	—	—	34,796	0.44%	9.54%
Sharon Ludlow(9)*	147,334	0.13%	—	—	—	—	0.13%
Mehdi A. Mahmud(9)*	110,199	0.09%	—	—	—	—	0.09%
Bronek Masojada(9)*	61,339	0.05%	—	—	—	—	0.05%
Franklin Montross IV(9)*	95,823	0.08%	—	—	—	—	0.08%
Jason Robart(9)*	83,944	0.07%	—	—	—	—	0.07%
Peter W.H. Tan*	18,596	0.02%	—	—	—	—	0.02%
Scott Egan(7)*	818,095	0.70%	—	—	—	—	0.70%
Rob Gibbs(9)*	87,799	0.08%	—	—	—	—	0.08%
David E. Govrin(8)(9)*	767,953	0.66%	—	—	—	—	0.66%
James J. McKinney(9)*	24,704	0.02%	—	—	—	—	0.02%
Stephen Yendall(10)*	127,546	0.11%	—	—	—	—	0.11%
All Directors and Executive Officers as a group (14 persons)(10)	13,580,100	11.70%			34,796	0.44%	11.70%

*	Represents beneficial ownership of less than 1%.

(1)	Based on Amendment No. 4 to Schedule 13G/A filed on March 7, 2025, by Blackrock, Inc. (“Blackrock”), which states that as of March 6, 2025, Blackrock has sole voting power over 11,172,475 shares and sole dispositive power over 11,284,200 shares.

(2)	Based on Amendment No. 5 to Schedule 13D filed on February 28, 2025, by Daniel S. Loeb, which states that as of February 27, 2025, the 2010 Loeb Family Trust owns 235,127 common shares, Third Point Advisors LLC owns 1,000,000 common shares, Third Point Opportunities Master Fund L.P owns 6,303,842, the 2011 Loeb Family GST Trust owns 1,889,039 common shares, and Mr. Loeb owns the balance of the common shares reported herein. Mr. Loeb owns the balance of the common shares in the amount of 1,640,654 reported herein. Mr. Loeb as sole voting power and sole dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, the 2011 Loeb Family GST Trust and Third Point Opportunities Master Fund L.P. Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any.

(3)	Based on Amendment No. 1 to Schedule 13G/A filed on February 10, 2025, by Wellington Management Group LLP (“Wellington Management”), which states that as of December 31, 2024, Wellington Management has shared voting power of 8,660,837 shares and shared dispositive power over 10,694,214 shares.

(4)	Based on Amendment No. 6 to Schedule 13G filed on February 13, 2024, by The Vanguard Group (“Vanguard”), which states that as of December 29, 2023, Vanguard has shared voting power over 129,927 shares, sole dispositive power over 10,296,417 shares, and shared dispositive power over 224,825 shares.

(5)	Based on Schedule 13G filed on February 14, 2025, by Donald Smith & Co., Inc. (“Donald Smith”), which states that as of December 31, 2024, Donald Smith has sole voting power over 7,606,391 shares, shared voting power over 7,672,647 shares, sole dispositive power over 7,821,631 shares, and shared dispositive power over 7,887,887 shares.

(6)	Based on Amendment No. 2 to Schedule 13G filed on February 9, 2024, by Capital Research Global Investors, which states that as of December 29, 2023, Capital Research Global Investors has sole voting power and sole dispositive power over 8,350,000 shares.

(7)	Includes (i) 300,000 vested options to purchase common shares, (ii) 300,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $8.00 and (iii) 300,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $10.00.

(8)	Includes 350,000 options to purchase common shares which will vest and become exercisable when the closing price of the Company’s common stock on the NYSE reaches $8.00.

(9)	Includes beneficial ownership of shares underlying RSUs and restricted share awards RSAs that vest within 60 days after March 14, 2025.

(10)	Consists of (i) 13,301,214 common shares, (ii) 71,121 options to purchase common shares that become exercisable with 60 days after March 14, 2025, and (iii) 198,754 RSUs that vest within 60 days after March 15, 2025 that are held by such executive officers and directors as a group.

Shares underlying RSUs and RSAs that vest within 60 days after March 14, 2025
	RSUs	Options	RSAs	Total
Franklin Montross IV	–	–	–	—
Bronek Masojada	–	–	8,971	8,971
Mehdi A. Mahmud	–	–	–	—
Jason Robart	–	–	–	—
Scott Egan	70,047		–	70,047
Rafe de la Gueronniere	–	–	–	—
Sharon Ludlow	–	–	–	—
Susan L. Cross	–	–	–	—
James J. McKinney	–	–	–	—
Stephen Yendall	17,806	–	–	17,806
David E. Govrin	96,564	71,121	–	167,685
Robin Gibbs	14,337	–	–	14,337

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors, executive officers and 10% owners, the Company believes that all such filing requirements were met during 2024.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

GENERAL INFORMATION

This proxy statement is furnished to shareholders of SiriusPoint Ltd. in connection with the solicitation of proxies by our Board of Directors for use at our 2025 Annual General Meeting or at any adjournment or postponement thereof, to be held:

WHEN	VIRTUAL WEBCAST	RECORD DATE
Tuesday, May 20, 2025	Via live audio webcast at	April 3, 2025
10:00 a.m., Atlantic Daylight	https://meetnow.global/MPKXMPR
Time

DATE OF DISTRIBUTION

This proxy statement and the accompanying proxy card are first being sent to shareholders on or about April 9, 2025.

In order to provide expanded access, improved communication and cost savings for our shareholders and our Company, this year’s annual general meeting will be conducted virtually via live audio webcast.

QUESTIONS AND ANSWERS

WHY AM I RECEIVING THESE MATERIALS?

We are providing these proxy materials to you in connection with the solicitation by the Company’s Board of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a shareholder of the Company as of the close of business on the record date, our Board has made this proxy statement and proxy card available to you on the Internet, in addition to delivering printed versions of this proxy statement and proxy card to certain shareholders by mail.

This proxy statement provides notice of the Annual General Meeting, describes the proposals presented for shareholder action and includes information required to be disclosed to shareholders. You do not need to attend the virtual Annual General Meeting to vote your shares and may vote your shares in advance of the meeting, described under the heading “How can I vote my shares without attending the Annual General Meeting?” below.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW DO I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

The Company’s notice of the 2025 Annual General Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.edocumentview.com/SPNT. To receive documents electronically in the future, if you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www-us.computershare.com/Investor and log in to sign up, or while voting via the Internet click the box to give your consent. If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings until revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and Internet access charges, that must be borne by the shareholder.

WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL GENERAL MEETING AND WHAT ARE THE BOARD’S RECOMMENDATIONS?

There are three proposals scheduled to be voted on at the Annual General Meeting:

PROPOSALS			BOARD RECOMMENDATIONS	FOR MORE INFORMATION, SEE PAGE
1	To elect two Class III directors to serve for a term expiring in 2028, or until their office shall otherwise be vacated pursuant to our Bye-Laws:		FOR each nominee	9
	●	Scott Egan
	●	Sharon Ludlow
2	To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s named executive officers		FOR	53
3	To approve:		FOR	125
	(i)	the appointment of Pricewaterhouse Coopers LLP (“PwC”), an independent registered public accounting firm, as our independent auditor, to serve until the Annual General Meeting to be held in 2026; and
	(ii)	the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW DO I ATTEND THE VIRTUAL ANNUAL GENERAL MEETING?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual General Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. You will be able to attend the Annual General Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MPKXMPR. Such questions must be confined to matters properly before the Annual General Meeting and of general Company concern. You will also be able to vote your shares electronically at the Annual General Meeting. To participate, you will need the control number included on your proxy card, or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

1	You can register in advance to attend the Annual General Meeting virtually on the Internet. To register to attend the Annual General Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your SiriusPoint Ltd. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., EDT, on May 15, 2025.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

BY EMAIL Forward the email from your broker, and attach an image of your legal proxy, to: legalproxy@computershare.com	BY MAIL Computershare SiriusPoint Ltd. Legal Proxy P.O. Box 43001 Providence, Rhode Island 02940-3001

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

2	You can register at the virtual meeting to be able to fully participate using the control number received with your voting instruction form. Online registration for the Annual General Meeting will enable you to attend, ask questions and vote. We expect that the vast majority of beneficial owners will be able to fully participate using this option. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the Annual General Meeting. Beneficial owners may choose to register in advance of the Annual General Meeting using option (1) above, if you prefer to use the traditional, legal proxy option.

In any event, please go to https://meetnow.global/MPKXMPR for more information on the available options and registration instructions.

The meeting will begin promptly at 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m., Atlantic Daylight Time (8:45 a.m. EDT), and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Shareholders should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Contact information on the meeting login page will provide further technical assistance during the meeting, should you need it, or you may call 1-888-724-2416.

WHO IS ENTITLED TO VOTE?

All shares, including any Series A Preference Shares, par value $0.10 per share (the “Series A Preference Shares”), which vote together with the common shares as a single class with respect to all matters, owned by you as of the record date, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below.

You may cast one vote per common share that you held on the record date and one vote per common share underlying each Series A Preference Share that you held on the record date.
These shares include shares that are:

●	held directly in your name as the shareholder of record; and

●	held for you as the beneficial owner through a broker, bank or other nominee.

Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the record date.

On the record date, the Company had approximately 116,020,526 common shares outstanding, including 9,766,639 restricted shares, and 10,031 Series A Preference Shares outstanding, which are convertible into approximately 10,031 common shares.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WILL I BE ENTITLED TO VOTE ALL OF MY SHARES AT THE ANNUAL GENERAL MEETING?

If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board may consider relevant to the determination of the number of shares attributable to any person. The Board may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.

If the investor affiliated group beneficially own common shares or any other authorized shares which would cause the investor affiliated group to be treated as the beneficial owner of votes in excess of 9.5% of the votes conferred by all of the issued and outstanding shares of the Company with respect to any matter at a general shareholder meeting, then such votes will be reduced by whatever amount is necessary so that after such reduction and giving effect to the reallocation of voting power to other holders of common shares, the votes conferred by the common shares or any other authorized shares that are beneficially owned by the investor affiliated group are equal to, and not less than, 9.5% of the total outstanding vote of such shares with respect to such matter.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of the Company or to vote virtually at the Annual General Meeting. You may vote on the Internet or by telephone, or by mail if you received a proxy card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

BENEFICIAL OWNER. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares, and you are also invited to attend the Annual General Meeting and vote virtually.

If you do not wish to vote during the Annual General Meeting or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by completing, signing and returning your voting instruction card or voting over the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

HOW CAN I VOTE MY SHARES AND ASK QUESTIONS VIRTUALLY AT THE ANNUAL GENERAL MEETING?

SHAREHOLDER OF RECORD. Shares held directly in your name as the shareholder of record may be voted virtually at the Annual General Meeting. Shareholders may vote or ask questions during the virtual Annual General Meeting by visiting https://meetnow.global/MPKXMPR and logging in using the 15-digit control number on the proxy card or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site. We encourage you to vote in advance of the Annual General Meeting to ensure your shares are represented and counted.

BENEFICIAL OWNER. Pursuant to the instructions described above under the heading “How do I attend the virtual Annual General Meeting?”, if you are a beneficial owner and want to attend the Annual General Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options: (a) you can register in advance by submitting your legal proxy to Computershare or (b) you can register at the virtual Annual General Meeting by going to https://meetnow.global/MPKXMPR and logging in using the control number on your voting instruction form or on the instructions that accompanied your proxy materials. To vote your shares, click on the Vote tab or to ask questions click on the Q&A tab located on the meeting site.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING?

Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the virtual Annual General Meeting by voting in one of the following manners:
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL
REGISTERED HOLDERS (your shares are held directly with our transfer agent, Computershare)	envisionreports.com/ SPNT 24/7	Within the United States and Canada, 1-800-652-VOTE (8683) (toll-free, 24/7)	Scan the QR code	Complete and sign your proxy card or voting instruction form and mail it using the enclosed, prepaid envelope.
BENEFICIAL OWNERS (holders in street name)	www.proxyvote.com 24/7	Within the United States and Canada, 1-800-454-8683 (toll-free, 24/7)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available

If you hold shares beneficially in street name, you may direct your vote in the manner prescribed by your broker, bank or other nominee or you may vote during the virtual Annual General Meeting. Please refer to the registration instructions provided above for beneficial owners.

If you vote over the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for shareholders will be available 24 hours a day, until the voting polls close at the virtual Annual General Meeting. If you do not attend the meeting but your vote is submitted by telephone or Internet after 10:00 a.m., Atlantic Daylight Time (9:00 a.m. EDT), on May 20, 2025, your vote will be cast as if you were personally present at the meeting.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL GENERAL MEETING?

A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting, two or more persons present virtually throughout the meeting and representing virtually or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business. Abstentions votes withheld and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

SHAREHOLDER OF RECORD. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board on all matters presented in this proxy statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

BENEFICIAL OWNER. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the NYSE, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

WHAT PROPOSALS ARE CONSIDERED “ROUTINE” OR “NON-ROUTINE”?

The approval of the appointment of PwC as the Company’s independent registered certified public accounting firm, to serve until the annual general meeting to be held in 2026 and the authorization of the Board, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 3. The election of directors and the advisory vote on compensation of the Company’s NEOs (Proposals 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2, which will have no effect on such proposals.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

Two Class III directors have been nominated for election at the Annual General Meeting to hold office until the 2028 annual general meeting or until their office shall otherwise be vacated pursuant to our Bye-laws (Proposal 1). Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the two nominees who receive the largest number of “FOR” votes cast will be elected as directors. Votes that are “withheld” will have no impact on the voting results of the election of directors, because directors are elected by plurality voting. Shareholders cannot cumulate votes in the election of directors. Broker non-votes will have no effect on Proposal 1.

In accordance with Bermuda law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposals 2 and 3, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions will not be votes cast “FOR” Proposals 2 and 3, they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on Proposal 2 as it is considered a non-routine matter. We do not expect any broker non-votes on Proposal 3 because it is considered a routine matter and brokers will be able to vote pursuant to their discretionary authority.

PROPOSALS		TYPE OF VOTE	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1	Election of two Class III director nominees for election to a 3-year term, expiring in 2028, or until their office shall otherwise be vacated pursuant to our Bye-Laws.	Non-routine	Plurality of the votes cast	Voting options will be “for” or “withhold” with regard to each director. Broker non-votes will have no effect.
2	Approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers.	Non-routine	Majority of the votes cast	Abstentions have the same effect as negative votes. Broker non-votes will have no effect.
3

Approval of:

(i)    the appointment of PwC as our independent auditor, to serve until the Annual General Meeting to be held in 2026; and

(ii)    the authorization of our Board of Directors, acting by the Audit Committee, to determine PwC’s remuneration.

		Routine	Majority of the votes cast	Abstentions have the same effect as negative votes. Because brokers will have discretionary authority to vote on this proposal, we do not expect there be any broker

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION FORM?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

WHO WILL COUNT THE VOTES?

A representative of Computershare will tabulate the votes and act as the inspector of election.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

●	providing written notice to the Secretary of the Company;

●	delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

●	attending the virtual Annual General Meeting and voting during the meeting.

Please note that your attendance at the virtual Annual General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If your shares are held in street name you may change your vote by submitting new voting instructions to your broker or voting during the Annual General Meeting.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL GENERAL MEETING?

The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of its common shares and Series A Preference Shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has retained Georgeson LLC to assist in the solicitation of proxies for $11,000 plus reasonable expenses.

To contact Georgeson LLC, please see below:

ADDRESS	SHAREHOLDERS, BANKS AND BROKERS
Georgeson LLC 1290 Avenue of the Americas 9th Floor New York, New York 10104	Call toll-free Outside the United States	(888) 815-3885 (781)-222-3780

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

HOW CAN I OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, is available to shareholders free of charge on the Company’s website at www.siriuspt.com or by writing to:

BY MAIL. SiriusPoint Ltd. Attention: Investor Relations Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda	BY EMAIL. investor.relations@siriuspt.com

The Company’s 2024 Annual Report to Shareholders, which includes such Form 10-K, accompanies this proxy statement.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

The Company will announce preliminary voting results at the Annual General Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

ADDITIONAL INFORMATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are SiriusPoint shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or SiriusPoint Ltd. Direct your written request to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda
1 (441) 542-3300

Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SUBMITTING PROXY PROPOSALS AND DIRECTOR NOMINATIONS FOR THE NEXT ANNUAL GENERAL MEETING

In order to submit shareholder proposals for the 2026 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at that time, currently at Point Building, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than December 10, 2025.

The proposals must comply with all of the requirements of SEC Rule 14a-8.

ADDITIONAL INFORMATION

Proposals should be addressed to:

SiriusPoint Ltd. Attention: Secretary Point Building 3 Waterloo Lane Pembroke HM 08, Bermuda

The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice for the nomination of persons for election to the Board must be delivered to, or mailed and received by, the Secretary not less than 70 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever first occurs. To be timely, the shareholder’s notice bringing other business must be delivered to, or mailed and received by, the Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice received not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to shareholders or the date on which initial public disclosure of the date of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder for the nomination of persons for election to the Board pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 20, 2026, and no later than March 11, 2026. Any notice given by or on behalf of a shareholder bringing other business pursuant to these provisions of the Company’s Bye-laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than January 20, 2026, and no later than February 19, 2026. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Secretary.

In addition to satisfying the foregoing requirements under the Company’s Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 21, 2026.

Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

The Chair of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

Website References

This proxy statement includes several website addresses and references to additional materials found on those websites. These websites and materials are provided for convenience only, and the content on the referenced websites is not incorporated by reference herein and does not constitute a part of this proxy statement or any of the Company’s other SEC filings.

OTHER MATTERS

Neither the Board nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this proxy statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.

By Order of the Board of Directors,

/s/ LINDA S. LIN
Chief Legal Officer & Secretary

April 9, 2025
Pembroke, Bermuda

APPENDIX A NON-GAAP MEASURES

Non-GAAP Financial Measures and Other Financial Metrics

In presenting SiriusPoint’s results, management has included certain financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and tangible book value per diluted common share are referred to as non-GAAP financial measures. These non-GAAP financial measures may be defined or calculated differently by other companies. We believe these measures allow for a more complete understanding of our underlying business. These measures are used by management to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of non-GAAP measures to the most comparable GAAP measures are included below.

Core Results

Collectively, the sum of the Company’s two segments, Reinsurance and Insurance & Services, constitute “Core” results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.

Core underwriting income - calculated by subtracting loss and loss adjustment expenses incurred, net, acquisition costs, net, and other underwriting expenses from net premiums earned.

Core net services income - consists of services revenues which include commissions, brokerage and fee income related to consolidated MGAs, and other revenues, and services expenses which include direct expenses related to consolidated MGAs, services noncontrolling income which represent minority ownership interests in consolidated MGAs. Net services income is a key indicator of the profitability of the Company’s services provided.

Core income - consists of two components, core underwriting income and core net services income. Core income is a key measure of our segment performance.

Core combined ratio - calculated by dividing the sum of Core loss and loss adjustment expenses incurred, net, acquisition costs, net and other underwriting expenses by Core net premiums earned. Accident year loss ratio and accident year combined ratio are calculated by excluding prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the Core loss ratio and Core combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount. These ratios are useful indicators of our underwriting profitability.

The following is a summary of the Company’s operating segment results for the years ended December 31, 2024 and 2023:

	2024
	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,335.6	$1,840.8	$3,176.4	$—	$68.2	$—	$3,244.6
Net premiums written	1,104.7	1,236.2	2,340.9	—	11.2	—	2,352.1
Net premiums earned	1,045.1	1,154.0	2,199.1	—	144.4	—	2,343.5
Loss and loss adjustment expenses incurred, net	554.3	714.1	1,268.4	(5.5)	105.6	—	1,368.5
Acquisition costs, net	279.9	284.7	564.6	(121.4)	73.7	—	516.9
Other underwriting expenses	86.1	80.0	166.1	—	15.6	—	181.7
Underwriting income (loss)	124.8	75.2	200.0	126.9	(50.5)	—	276.4
Services revenues	—	222.9	222.9	(132.8)	—	(90.1)	—
Services expenses	—	176.2	176.2	—	—	(176.2)	—
Net services fee income	—	46.7	46.7	(132.8)	—	86.1	—
Services noncontrolling income	—	(2.1)	(2.1)	—	—	2.1	—
Net services income	—	44.6	44.6	(132.8)	—	88.2	—
Segment income (loss)	124.8	119.8	244.6	(5.9)	(50.5)	88.2	276.4
Net investment income					303.6	—	303.6
Net realized and unrealized investment losses					(88.7)	—	(88.7)
Net realized and unrealized investment gains from related party investment funds					9.7	—	9.7
Other revenues					94.1	90.1	184.2
Loss on settlement and change in fair value of liability-classified capital instruments					(148.5)	—	(148.5)
Net corporate and other expenses					(55.9)	(176.2)	(232.1)
Intangible asset amortization					(11.9)	—	(11.9)
Interest expense					(69.6)	—	(69.6)
Foreign exchange gains					10.0	—	10.0
Income (loss) before income tax expense	$124.8	$119.8	244.6	(5.9)	(7.7)	2.1	233.1
Income tax expense			—	—	(30.7)	—	(30.7)
Net income (loss)			244.6	(5.9)	(38.4)	2.1	202.4
Net income attributable to noncontrolling interests			—	—	(0.4)	(2.1)	(2.5)
Net income (loss) available to SiriusPoint			$244.6	$(5.9)	$(38.8)	$—	$199.9

Attritional losses	$579.8	$734.5	$1,314.3	$(5.5)	$112.8	$—	$1,421.6
Catastrophe losses	49.5	5.3	54.8	—	—	—	54.8
Prior year loss reserve development	(75.0)	(25.7)	(100.7)	—	(7.2)	—	(107.9)
Loss and loss adjustment expenses incurred, net	$554.3	$714.1	$1,268.4	$(5.5)	$105.6	$—	$1,368.5

Underwriting Ratios:(1)
Attritional loss ratio	55.5%	63.6%	59.8%				60.7%
Catastrophe loss ratio	4.7%	0.5%	2.5%				2.3%
Prior year loss development ratio	(7.2)%	(2.2)%	(4.6)%				(4.6)%
Loss ratio	53.0%	61.9%	57.7%				58.4%
Acquisition cost ratio	26.8%	24.7%	25.7%				22.1%
Other underwriting expenses ratio	8.2%	6.9%	7.6%				7.8%
Combined ratio	88.0%	93.5%	91.0%				88.3%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)	Insurance and Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

	2023
	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,271.0	$2,039.7	$3,310.7	$—	$116.7	$—	$3,427.4
Net premiums written	1,061.0	1,282.7	2,343.7	—	94.2	—	2,437.9
Net premiums earned	1,031.4	1,249.2	2,280.6	—	145.6	—	2,426.2
Loss and loss adjustment expenses incurred, net	490.3	815.4	1,305.7	(5.4)	81.0	—	1,381.3
Acquisition costs, net	252.2	295.5	547.7	(137.2)	62.2	—	472.7
Other underwriting expenses	82.7	94.3	177.0	—	19.3	—	196.3
Underwriting income (loss)	206.2	44.0	250.2	142.6	(16.9)	—	375.9
Services revenues	(1.1)	238.6	237.5	(149.6)	—	(87.9)	—
Services expenses	—	187.8	187.8	—	—	(187.8)	—
Net services fee income (loss)	(1.1)	50.8	49.7	(149.6)	—	99.9	—
Services noncontrolling income	—	(8.5)	(8.5)	—	—	8.5	—
Net services income (loss)	(1.1)	42.3	41.2	(149.6)	—	108.4	—
Segment income (loss)	205.1	86.3	291.4	(7.0)	(16.9)	108.4	375.9
Net investment income					283.7	—	283.7
Net realized and unrealized investment losses					(10.0)	—	(10.0)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					9.9	87.9	97.8
Loss on settlement and change in fair value of liability-classified capital instruments					(59.4)	—	(59.4)
Net corporate and other expenses					(70.4)	(187.8)	(258.2)
Intangible asset amortization					(11.1)	—	(11.1)
Interest expense					(64.1)	—	(64.1)
Foreign exchange losses					(34.9)	—	(34.9)
Income before income tax benefit	$205.1	$86.3	291.4	(7.0)	25.8	8.5	318.7
Income tax benefit			—	—	45.0	—	45.0
Net income			291.4	(7.0)	70.8	8.5	363.7
Net income attributable to noncontrolling interests			—	—	(0.4)	(8.5)	(8.9)
Net income available to SiriusPoint			$291.4	$(7.0)	$70.4	$—	$354.8

Attritional losses	$618.9	$840.7	$1,459.6	$(5.4)	$76.5	$—	$1,530.7
Catastrophe losses	12.2	1.3	13.5	—	11.3	—	24.8
Prior year loss reserve development	(140.8)	(26.6)	(167.4)	—	(6.8)	—	(174.2)
Loss and loss adjustment expenses incurred, net	$490.3	$815.4	$1,305.7	$(5.4)	$81.0	$—	$1,381.3

Underwriting Ratios:(1)
Attritional loss ratio	60.0%	67.3%	64.0%				63.1%
Catastrophe loss ratio	1.2%	0.1%	0.6%				1.0%
Prior year loss development ratio	(13.7)%	(2.1)%	(7.3)%				(7.2)%
Loss ratio	47.5%	65.3%	57.3%				56.9%
Acquisition cost ratio	24.5%	23.7%	24.0%				19.5%
Other underwriting expenses ratio	8.0%	7.5%	7.8%				8.1%
Combined ratio	80.0%	96.5%	89.1%				84.5%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)	Insurance and Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

Tangible Book Value Per Diluted Common Share

Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

The following table sets forth the computation of book value per common share, book value per diluted common share and tangible book value per diluted common share as of December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
	($ in millions, except share and per share amounts)
Common shareholders’ equity attributable to SiriusPoint common shareholders	$1,737.4	$2,313.9
Intangible assets	140.8	152.7
Tangible common shareholders’ equity attributable to SiriusPoint common shareholders	$1,596.6	$2,161.2

Common shares outstanding	116,429,057	168,120,022
Effect of dilutive stock options, restricted share units and warrants	2,559,359	5,193,920
Book value per diluted common share denominator	118,988,416	173,313,942

Book value per common share	$14.92	$13.76
Book value per diluted common share	$14.60	$13.35
Tangible book value per diluted common share	$13.42	$12.47

Underlying Net Income

Underlying net income is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is net income. Underlying net income excludes items which we believe are not indicative of the operations of our underlying businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review underlying net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Underlying return on average common shareholders’ equity is calculated by dividing underlying net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity, excluding AOCI. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates.

The following table sets forth the computation of underlying net income for the years ended December 31, 2024 and 2023:

	2024	2023
Net income available to SiriusPoint common shareholders	$183.9	$338.8
Non-recurring adjustments:
Gains on sale or deconsolidation of consolidated MGAs	(96.0)	—
Losses on strategic and other investments	90.5	40.2
MGA & Strategic Investment Rationalization	(5.5)	40.2

Losses on settlement and change in fair value of liability-classified capital instruments (“CMIG Merger Instruments”)	148.5	59.4
COVID-19 favorable reserve development(1)	(19.9)	—
CMIG Instruments & Transactions	128.6	59.4

(Income) expense related to loss portfolio transfers	44.6	(101.6)
Bermuda corporate income tax enactment	—	(100.8)
Foreign exchange (gains) losses	(10.0)	34.9
Income tax expense on adjustments(2)	(38.1)	(4.9)

Underlying net income available to SiriusPoint common shareholders	$303.5	$266.0

Return on average common shareholders’ equity attributable to SiriusPoint common shareholders	9.1%	16.2%

Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	$2,313.9	$1,874.7
Accumulated other comprehensive income (loss), net of tax	3.1	(45.0)
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,310.8	1,919.7

Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	1,737.4	2,313.9
Impact of adjustments from above	119.6	(72.8)
Accumulated other comprehensive income (loss), net of tax	(4.1)	3.1
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	1,861.1	2,238.0

Average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	$2,086.0	$2,078.9

Underlying return on average common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	14.6%	12.8%

(1)	This development, which is primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024.

(2)	An effective tax rate of 15% is applied to the adjustments to calculate the income tax expense, where applicable.

SIRIUS POINT

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Annual General Meeting Notice

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2025 Annual General Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors (Class III):

	For	Withhold
01 - Scott Egan	☐	☐
02 - Sharon Ludlow	☐	☐

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The 2025 Annual General Meeting of SiriusPoint Ltd. will be held on
Tuesday, May 20, 2025, at 10:00 a.m., Atlantic Daylight Time,
virtually via the internet at www.meetnow.global/MPKXMPR.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Proxy — SiriusPoint Ltd.

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Notice of 2025 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting — Tuesday, May 20, 2025

Linda Lin and Naveen Gurudevan, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Shareholders of SiriusPoint Ltd. to be held virtually via the internet at www.meetnow.global/MPKXMPR on Tuesday, May 20, 2025, at 10:00 a.m. Atlantic Daylight Time, and at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will vote FOR the nominees listed and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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